As filed with the Securities and Exchange Commission on August 25, 2009
File Nos. 811-07763
333-10015

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		[X]
Pre-Effective Amendment No.		[ ]
Post-Effective Amendment No.	44	[X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		[X]

Amendment No.	45	[X]

(Check appropriate box or boxes)

MASTERS’ SELECT FUNDS TRUST
(Exact name of Registrant as Specified in Charter)

4 Orinda Way, Suite 230-D, Orinda, California 94563
(Address of Principal Executive Offices)

(925) 254-8999
(Registrant's Telephone Number, including Area Code)

Kenneth E. Gregory
4 Orinda Way, Suite 230-D
Orinda, California 94563
(Name and address of agent for Service)

Copies of Communications to:
Julie Allecta, Esq.
Paul, Hastings, Janofsky & Walker, LLP
55 Second Street, 24th Floor
San Francisco, California 94105

As soon as practicable after this Registration Statement is declared effective.
(Approximate Date of Proposed Public Offering)

It is proposed that this filing will become effective (check appropriate box)

[ ]	Immediately upon filing pursuant to Rule 485(b).
[ ]	on (date) pursuant to Rule 485(b).
[ ]	on (date) pursuant to Rule 485(a)(1).
[X]	60 days after filing pursuant to Rule 485 (a)(1).
[ ]	75 days after filing pursuant to Rule 485 (a)(2).
[ ]	on (date) pursuant to Rule 485(a)(2).

If appropriate, check the following box:

[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

EXPLANATORY NOTE

This Post-Effective Amendment No. 44 to the Registration Statement of Masters’ Select Funds Trust is being filed solely to obtain series and class identifiers for the Investor Class shares of the Masters’ Select Equity Fund and the Masters’ Select International Fund.

The Masters’ Select Funds Trust

Prospectus

The Masters’ Select Equity Fund -	Institutional Class
Investor Class

The Masters’ Select International Fund -	Institutional Class
Investor Class

The Masters’ Select Value Fund	Institutional Class

The Masters’ Select Smaller Companies Fund -	Institutional Class

The Masters’ Select Focused Opportunities Fund -	Institutional Class

April 30, 2009

Litman/Gregory Fund Advisors, LLC

www.mastersfunds.com

As with all mutual funds, the U.S. Securities and Exchange Commission ("SEC") has not approved or disapproved these securities, nor has the SEC judged whether the information in this prospectus is accurate or adequate.  Any representation to the contrary is a criminal offense.

Litman/Gregory Fund Advisors’
Commitment to Shareholders

We are deeply committed to making each Masters’ Select Fund a highly satisfying long-term investment for shareholders. In following through on this commitment we are guided by our core values, which influence four specific areas of service:

First, we are committed to the Masters’ Select concept.

•
We will only hire managers who we strongly believe will deliver exceptional long-term returns relative to their benchmarks. We base this belief on extremely thorough due diligence research. This not only requires us to assess their stock picking skills, but also to evaluate their ability to add incremental performance by investing in a concentrated portfolio of their highest conviction ideas.

•
We will monitor each of the managers so that we can maintain our confidence in their ability to deliver the long-term performance we expect. In addition, our monitoring will seek to assess whether they are staying true to their Masters’ Select mandate. Consistent with this mandate we focus on long-term performance evaluation so that the Masters’ Select stock pickers will not be distracted by short-term performance pressure.

Second, we will do all we can to ensure that the framework within which our stock pickers do their work further increases the odds of success.

•
Investments from new shareholders in each Fund are expected to be limited so that each manager's Masters' Select asset base remains small enough to retain flexibility to add value through individual stock picking.

•
The framework also includes the diversified multi-manager structure that makes it possible for each manager to invest in a concentrated manner knowing that the potential volatility within his or her portfolio will be diluted at the fund level by the performance of the other managers. In this way the multi-manager structure seeks to provide the fund-level diversification necessary to temper the volatility of each manager’s sub-portfolio.

•
We will work hard to discourage short-term speculators so that cash flows into the Funds are not volatile. Lower volatility helps prevent our managers from being forced to sell stocks at inopportune times or to hold excessive cash for non-investment purposes. This is why years ago the Funds implemented a 2% redemption fee for the first 180 days of a shareholder’s investment in any Fund, which is paid to each Fund for the benefit of shareholders.

Third, is our commitment to do all we can from an operational standpoint to maximize shareholder returns.

•
We will remain attentive to Fund overhead, and whenever we achieve savings we will pass them through to shareholders.  For example, we have had several manager changes that resulted in lower sub-advisory fees to our Funds.  In every case we have passed through the full savings to shareholders in the form of fee waivers.

•
We will provide investors with a low minimum, no-load, no 12b-1 Institutional share class for all Masters’ Select Funds, and a low minimum no-load Investor share class for the Masters’ Select Equity Fund and Masters’ Select International Fund.

•
We also will work closely with our sub-advisors to make sure they are aware of tax-loss selling opportunities (only to be taken if there are equally attractive stocks to swap into). We account for partial sales on a specific tax lot basis so that shareholders will benefit from the most favorable tax treatment. The goal is not to favor taxable shareholders over tax-exempt shareholders but to make sure that the Masters’ Select stock pickers are taking advantage of tax savings opportunities when doing so is not expected to reduce pre-tax returns.

Fourth, is our commitment to communicate honestly about all relevant developments and expectations.

•	We will continue to do this by providing thorough and educational shareholder reports.

•	We will continue to provide what we believe are realistic assessments of the investment environment.

Our commitment to Masters’ Select is also evidenced by our own investment.  Our employees have, collectively, substantial investments in the Funds, as does our company retirement plan.  In addition, we use the Funds extensively in the client accounts of our investment advisor practice (through our affiliate Litman/Gregory Asset Management, LLC). We have no financial incentive to do so because the fees we receive from Masters’ Select held in client accounts are fully offset against the advisory fees paid by our clients. In fact, we have a disincentive to use the Funds in our client accounts because each Masters’ Select Fund is capacity constrained (they may be closed as mentioned above), and by using them in client accounts we are using up capacity for which we may not be paid.  But we believe these Funds offer value that we can’t find/obtain elsewhere and this is why we enthusiastically invest in them ourselves and on behalf of our clients.

While we believe highly in the ability of the Funds’ sub-advisors, our commitments are not intended as guarantees of future results.

This information is authorized for use when preceded or accompanied by a prospectus for the Masters’ Select Funds. Mutual fund investing involves risk; principal loss is possible. While the Funds are no-load, there are management fees and operating expenses that do apply, as well as a 12b-1 fee that applies to Investor class shares. The prospectus contains more information regarding the Funds’ investment objectives, risks, fees and expenses. Read the prospectus carefully before you invest in the Funds.

This Page is Not Part of the Prospectus	Distributed by Quasar Distributors, LLC

The Masters’ Select Funds Trust

Prospectus

The Masters’ Select Equity Fund

The Masters’ Select International Fund

The Masters’ Select Value Fund

The Masters’ Select Smaller Companies Fund

The Masters’ Select Focused Opportunities Fund

April 30, 2009

Each Masters’ Select Fund offers Institutional class shares.  Additionally, the Masters’ Select Equity Fund and Masters’ Select International Fund each offer Investor class shares.

The Masters’ Select Funds Overview

Investment Philosophy

The Masters’ Select Funds are based on two fundamental beliefs:

First, the Funds’ investment advisor, Litman/Gregory Fund Advisors, LLC (“Litman/Gregory”) believes it is possible to identify investment managers who will deliver superior long-term performance relative to their passive benchmarks and peer groups.  This belief is based on Litman/Gregory and its affiliates’ extensive experience evaluating stock pickers and mutual funds on behalf of their clients.

Second, Litman/Gregory believes that most stock pickers have an unusually high level of conviction in only a small number of stocks and that a portfolio limited to these stocks will, on average, outperform a more diversified portfolio over a market cycle. However, most stock pickers typically manage portfolios that are diversified beyond these highest conviction holdings in order to reduce risk and to facilitate the management of the larger amounts of money they oversee.

The Masters' Select Concept

Based on the above beliefs, each Masters’ Select Fund seeks to isolate the stock-picking skills of a group of highly regarded investment managers.  To meet this objective, the Funds are designed with both risk and return in mind, placing particular emphasis on the following factors:

•	Only stock pickers Litman/Gregory believes to be exceptionally skilled are chosen to manage each of the Fund’s sub-portfolios.

•
Of equal importance, each stock picker runs a very concentrated sub-portfolio of not more than 15 of his or her “highest conviction” stocks.  In the Focused Opportunities Fund, each stock picker may own no more than seven stocks.

•	Although each manager’s portfolio is concentrated, Masters’ Select seeks to manage risk partly by building diversification into each Fund.

o	With the Equity and International Funds, Litman/Gregory has sought to achieve this by including managers with differing investment styles and market cap orientations.
o
With the Smaller Companies Fund, much like Equity and International, Litman/Gregory has brought together managers who use different investment approaches, though each focuses on the securities of smaller companies.

o
With the Value Fund, Litman/Gregory has included managers who each take a distinct approach to assessing companies and defining value.  Please note that the Value Fund is classified as a “non-diversified” fund; however, its portfolio has historically met the qualifications of a “diversified” fund.

o
With the Focused Opportunities Fund, this is done by using multiple managers with diverse investment styles. However, even with this diversification, the Fund is classified as a “non-diversified” fund, as it may hold as few as 15 stocks and no more than 21 stocks.  In the future, if more sub-advisors are added, the Fund could become more diversified.

•
Litman/Gregory believes that excessive asset growth often results in diminished performance.  Therefore, each Masters’ Select Fund may close to new investors at a level that Litman/Gregory believes will preserve each manager’s ability to effectively implement the “select” concept.  If more sub-advisors are added to a particular Fund, the Fund’s closing asset level may be increased.

Prospectus

Selection Criteria – What Makes a Manager a Masters’ Select Candidate?
Litman/Gregory believes that superior investment managers exhibit most of the following characteristics:

•	Consistently above-average intermediate and long-term performance relative to an appropriate benchmark index and peer group.
•
A well-defined investment process that is executed with discipline. Discipline refers to the commitment to in-depth research to support each and every decision and also to an unwavering commitment to the manager’s process and circle of competence. This combination of sound process and discipline helps to minimize decision errors by the manager.

•	The confidence and ability to think and act independently.
•	The intellectual honesty to realize a mistake, learn from it and move on.
•	A passion for stock picking that results in the drive to work harder and more creatively in order to gain an edge.
•
A focus on the job of stock picking and portfolio management. Litman/Gregory seeks investment managers who have attempted to mitigate non-investment distractions by delegating most business management and marketing duties.

Litman/Gregory and its affiliated companies have extensive experience evaluating investment advisory firms using the above criteria, and they believe that each of the investment managers selected for the Funds exhibits most of the qualities mentioned above.  Moreover, specific to Masters’ Select, Litman/Gregory evaluates each manager’s ability and inclination to run a concentrated portfolio and his or her enthusiasm for the Masters’ Select opportunity.

Prospectus

The Masters’ Select Equity Fund

Objective

The objective of the Fund is long-term growth of capital; that is, the increase in the value of your investment over the long term.

Principal Strategies

Litman/Gregory believes that it is possible to identify investment managers who, over a market cycle, will deliver superior returns relative to their peers.  Litman/Gregory also believes that most stock pickers have a few select stocks in which they have a very high degree of confidence.  In the case of certain skilled stock pickers, Litman/Gregory believes a portfolio of their “highest confidence” stocks will outperform their more diversified portfolios over a market cycle.

Based on these beliefs, the Fund’s strategy is to engage a number of proven managers as sub-advisors, and give each a mandate to invest in the securities of companies that he or she believes have strong appreciation potential.  Under normal conditions, the Fund invests at least 80% of the Fund’s net assets in equity securities, with each sub-advisor managing a portion of the Fund’s assets by independently managing a portfolio composed of at least 5, but not more than 15 stocks.  The Fund invests primarily in the securities of large-, mid- and small-sized U.S. companies, although the managers also have flexibility to invest in the securities of foreign companies (up to 25% of the Fund’s net assets may be invested in foreign securities).  Each sub-advisor uses its own discretion to invest in any sized company it deems appropriate.  By executing this strategy, the Fund seeks to:

•	combine the efforts of several experienced, world-class managers;

•	access the favorite stock-picking ideas of each manager at any point in time;

•
deliver a portfolio that is prudently diversified in terms of stocks (typically 60 to 100) and industries while allowing each manager to run a portion of the portfolio focused on only his or her favorite stocks; and

•	further diversify across different-sized companies and stock-picking styles by incorporating managers with a variety of stock-picking disciplines.

Principal Risks

Investment in stocks exposes shareholders of the Fund to the risk of losing money if the value of the stocks held by the Fund declines during the period an investor owns shares in the Fund.  As with all mutual funds that invest in common stocks, the value of an individual’s investment will fluctuate daily in response to the performance of the individual stocks held in the Fund.  The stock market has been subject to significant volatility recently, which has increased the risks associated with an investment in the Fund.

Though not a small-cap fund, the Fund typically invests a portion of its assets in the securities of small companies.  The prices of small companies’ stocks are generally more volatile than the prices of large companies’ stocks.  This is because small companies may be more reliant on a few products, services or key personnel, which can be riskier than owning larger companies with more diverse product lines and structured management.   In addition, because small companies have fewer shares of stock outstanding, the ability to trade their securities quickly may be affected by a lack of buyers and sellers in these stocks.  This lack of liquidity increases the Fund’s risk of exposure to adverse market movements in the prices of these stocks.

Prospectus

Though primarily a U.S. equity fund, the Fund may invest a portion of its assets in the stocks and bonds of companies based outside of the United States.  The Fund is exposed to higher risk in owning these securities because each country has its own rules regarding accounting practices, government regulation, and government economic policies, which may differ from the rules and policies to which U.S. companies are subject.  In addition, the Fund, at times, will be exposed to foreign currency fluctuations as the result of its foreign holdings.

Past Performance

The following chart depicts the annual performance for the last 10 years of the Fund.  The chart illustrates the risk of investing in the Fund by showing the fluctuations in its annual returns.  Please keep in mind that past performance, before and after taxes, cannot guarantee future returns.

Masters’ Select Equity Fund - Institutional Class(1)

During the periods shown above, the highest and lowest quarterly returns earned by the Fund were:

Highest: 18.38% Quarter ended June 30, 2003

Lowest: -29.78% Quarter ended December 31, 2008

The following table compares the Fund’s performance over time with the Lipper Multi-Cap Core Index, which measures the performance of the 30 largest multi-cap core equity mutual funds as determined by Lipper, Inc., and the Russell 3000® Index, a broad-based index that measures the performance of the 3,000 largest U.S. companies as measured by market capitalization, and represents about 98% of the U.S. stock market.

Average Annual Total Returns (for the periods ended December 31, 2008)
Masters’ Select Equity Fund	One Year	Five Year	Ten Year
Institutional Class(1)
Return before taxes	-46.76%	-6.22%	-0.16%
Return after taxes on distributions	-47.31%	-6.95%	-1.36%
Return after taxes on distributions and sale of fund shares	-29.60%	-4.84%	-0.24%
Investor Class(1)	-46.90%	-6.45%	-0.41%
Russell 3000® Index(2)	-37.31%	-1.95%	-0.80%
Lipper Multi-Cap Core Fund Index(2)	-39.45%	-2.28%	-0.47%

Prospectus

(1)  Prior to April 30, 2009, the Fund’s Institutional Class was an unnamed share class.  The Fund’s Investor Class commenced operations on April 30, 2009.  Performance shown prior to the inception of the Investor Class reflects the performance of the Institutional Class, adjusted to reflect expenses applicable to Investor Class shares.  Because the fees and expenses vary between classes, performance will vary with respect to each class.
(2) Because indices cannot be invested in directly, these index returns do not reflect a deduction for fees, expenses, or taxes.

The Fund’s after-tax returns as shown in the previous table are calculated using the highest applicable individual federal marginal income tax rates for the period and do not reflect the impact of state and local taxes.  In certain cases the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures of the same period.  A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.  Your actual after-tax returns depend on your tax situation and may differ from those shown.  If you own Fund shares in a tax-deferred account, such as a 401(k) plan or an individual retirement account (“IRA”), this information does not apply to your investment.  The Index returns shown do not take taxes into account.

Fees and Expenses

Expenses are one of several factors to consider when investing in a mutual fund.  There are usually two types of expenses involved: shareholder transaction expenses, such as sales loads and transaction fees, and annual operating expenses, such as advisory fees.  The Fund has no front-end or deferred sales loads, and imposes no shareholder transaction fees.  The following table illustrates the fees and expenses you might pay over time as an investor in the Fund.

Shareholder Fees (paid directly from your investment)

	Institutional Class	Investor Class
Sales Loads	None	None
180-Day Redemption Fee(1)	2.00%	2.00%
Exchange Fees	None	None

Annual Operating Expenses (deducted from Fund assets)

	Institutional Class	Investor Class
Management Fee	1.10%	1.10%
Distribution (12b-1) Fee	None	0.25%
Other Operating Expenses(2)	0.15%	0.15%
Total Annual Fund Operating Expenses	1.25%	1.50%

(1)	You will be charged a 2% fee if you redeem or exchange shares of the Fund within 180 days of purchase.
(2)
Significant other expenses include custody, fund accounting, transfer agency, legal, audit, and administration expenses.  Other expenses also include expenses incurred by the Fund as a result of its investment in any money market fund or other investment company.  These expenses associated with the Fund’s investment in other investment companies are referred to as “Acquired Fund Fees and Expenses”.  For the prior fiscal year, the Fund incurred Acquired Fund Fees and Expenses totaling less than 0.01% of the Fund’s average daily net assets.

Prospectus

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Institutional Class	$127	$397	$686	$1,511
Investor Class	$153	$474	$818	$1,791

Prospectus

Asset Allocation to Sub-Advisors

The Advisor to the Fund is Litman/Gregory Fund Advisors, LLC.  Litman/Gregory has ultimate responsibility for the investment performance of the Fund due to its responsibility to oversee the investment managers and recommend their hiring, termination and replacement.  The following table provides a description of the Fund’s seven investment managers.  A detailed discussion of the management structure of the Fund begins on Page 31.

INVESTMENT MANAGER/FIRM	TARGET MANAGER ALLOCATION	MARKET CAPITALIZATION OF COMPANIES IN PORTFOLIO	STOCK-PICKING STYLE
Christopher Davis/ Kenneth Feinberg Davis Selected Advisers, L.P.	20%	Mostly large companies	Growth at a reasonable price

Bill D’Alonzo and Team Friess Associates, LLC	10%	All sizes, emphasis is on small and mid-sized companies	Growth

Mason Hawkins Southeastern Asset Management, Inc.	20%	All sizes and global, may have up to 50% foreign stocks	Value

Clyde McGregor Harris Associates L.P.	20%	Mostly large and mid-sized companies	Value

Frank Sands, Jr./ A. Michael Sramek Sands Capital Management, LLC	10%	All sizes, but mostly large and mid-size companies	Growth

Robert Turner/ Christopher McHugh/ William McVail Turner Investment Partners, Inc.	10%	All sizes, but mostly large and mid-size companies	Growth

Richard Weiss Wells Capital Management, Inc.	10%	All sizes, emphasis is on small and mid-sized companies	Growth at a reasonable price

Prospectus

The Masters’ Select International Fund

Objective

The objective of the Fund is long-term growth of capital; that is, the increase in the value of your investment over the long term.

Principal Strategies

Litman/Gregory believes that it is possible to identify international investment managers who, over a market cycle, will deliver superior returns relative to their peers.  Litman/Gregory also believes that most stock pickers have a few select stocks in which they have a high degree of confidence.  In the case of certain skilled stock pickers, Litman/Gregory believes that a portfolio of their “highest confidence” stocks will outperform their more diversified portfolios over a market cycle.

Based on these beliefs, the Fund’s strategy is to engage a number of proven managers as sub-advisors, each to invest in the securities of companies that they believe have strong appreciation potential.  Under normal conditions, each manages a portion of the Fund’s assets by independently managing a portfolio composed of between 8 and 15 stocks.  Under normal market conditions, the Fund will invest at least 80% of its net assets in the securities of companies organized or located outside of the United States, including large-, mid-, and small-cap companies and companies located in emerging markets.  Each sub-advisor uses its own discretion to invest in any sized company it deems appropriate.  The managers have limited flexibility to invest in the securities of U.S. companies. By executing this strategy the Fund seeks to:

•	combine the efforts of several experienced, world-class international managers;

•	access the favorite stock-picking ideas of each manager at any point in time;

•
deliver a portfolio that is prudently diversified in terms of stocks (typically 60 to 90) and industries while still allowing each manager to run portfolio segments focused on only his favorite stocks; and

•	further diversify across different sized companies, countries, and stock-picking styles by including managers with a variety of stock-picking disciplines.

Principal Risks

Investment in stocks exposes shareholders of the Fund to the risk of losing money if the value of the stocks held by the Fund declines during the period an investor owns shares in the Fund.  As with all mutual funds that invest in common stocks, the value of an individual’s investment will fluctuate daily in response to the performance of the individual stocks held in the Fund.  The stock market has been subject to significant volatility recently, which has increased the risks associated with an investment in the Fund.

The Fund will normally be invested in securities of companies based outside of the United States.  The Fund is exposed to higher risk in owning these securities because foreign countries have their own rules regarding accounting practices, government regulation, and government economic policies, which may differ from the rules and policies to which U.S. companies are subject.  Owning foreign securities also exposes shareholders to the political risks of other countries and the risk of fluctuations of the exchange rate of the local currency relative to the U.S. dollar.

Prospectus

The Fund may invest a portion of its assets in emerging market countries.  Emerging market countries are those with immature economic and political structures, and entail greater investment risk than developed markets.  Such risks could include government dependence on a few industries or resources, government-imposed taxes on foreign investment or limits on the removal of capital from a country, unstable government, and volatile markets.

Though not a small-cap fund, the Fund may invest a portion of its assets in the securities of small companies.  The prices of small companies’ stocks are generally more volatile than the prices of large companies’ stocks.  This is because small companies may be more reliant on a few products, services or key personnel, which can be riskier than owning larger, more diversified companies with more structured management. In addition, because small companies have fewer shares of stock outstanding, the ability to trade their securities quickly may be affected by a lack of buyers and sellers in these stocks.  This lack of liquidity increases the Fund’s risk to adverse market movements in the prices of these stocks.

Past Performance

The following chart depicts the annual performance for the last 10 years of the Fund.  The chart illustrates the risk of investing in the Fund by showing the fluctuations in its annual returns.  Please keep in mind that past performance, before and after taxes, cannot guarantee future returns.

Masters’ Select International Fund – Institutional Class(1)

During the periods shown above, the highest and lowest quarterly returns earned by the Fund were:

Highest: 41.01% Quarter ended December 31, 1999

Lowest: -24.94% Quarter ended December 31, 2008

The following table compares the Fund’s performance over time with the Lipper International Fund Index, which measures the performance of the 30 largest International Equity mutual funds as determined by Lipper, Inc. and the S&P Citigroup Global PMI (ex-US) Index, which is a broad-based index that represents the largest 80% of investable companies in 52 developed and emerging market countries.

Prospectus

Average Annual Total Returns (for the periods ended December 31, 2008)
Masters’ Select International Fund	One Year	Five Year	Ten Year
Institutional Class(1)
Return before taxes	-45.47%	2.86%	6.45%
Return after taxes on distributions	-46.59%	0.58%	4.74%
Return after taxes on distributions and sale of fund shares	-29.28%	2.49%	5.41%
Investor Class(1)	-45.61%	2.60%	6.19%
S&P Global (ex US) Large Mid Index(2)	-44.80%	3.16%	2.48%
Lipper International Fund Index(2)	-43.63%	2.15%	2.14%
(1) Prior to April 30, 2009, the Fund’s Institutional Class was an unnamed share class.  The Fund’s Investor Class commenced operations on April 30, 2009.  Performance shown prior to the inception of the Investor Class reflects the performance of the Institutional Class, adjusted to reflect expenses applicable to Investor Class shares.  Because the fees and expenses vary between classes, performance will vary with respect to each class.
(2) Because indices cannot be invested in directly, these index returns do not reflect a deduction for fees, expenses, or taxes

The Fund’s after-tax returns as shown in the previous table are calculated using the highest applicable individual federal marginal income tax rates for the period and do not reflect the impact of state and local taxes.  In certain cases the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures of the same period.  A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.  Your actual after-tax returns depend on your tax situation and may differ from those shown.  The Index returns shown do not take taxes into account.  If you own Fund shares in a tax-deferred account, such as a 401(k) plan or an IRA, this information does not apply to your investment.

Fees and Expenses

Expenses are one of several factors to consider when investing in a mutual fund.  There are usually two types of expenses involved: shareholder transaction expenses, such as sales loads and transaction fees, and annual operating expenses, such as advisory fees.  The Fund has no front-end or deferred sales loads, and imposes no shareholder transaction fees.  The following table illustrates the fees and expenses you might pay over time as an investor in the Fund.

Shareholder Fees (paid directly from your investment)

	Institutional Class	Investor Class
Sales Loads	None	None
180-Day Redemption Fee(1)	2.00%	2.00%
Exchange Fees	None	None

Annual Operating Expenses (deducted from Fund assets)

	Institutional Class	Investor Class
Management Fee	1.06%	1.06%
Distribution (12b-1) Fee	None	0.25%
Other Operating Expenses(2)	0.16%	0.16%
Total Annual Fund Operating Expenses	1.22%	1.47%
Less: Fees waived(3)	-0.15%	-0.15%
Net Operating Expenses	1.07%	1.32%
(1)	You will be charged a 2% fee if you redeem or exchange shares of the Fund within 180 days of purchase.
(2)	Significant other expenses include custody, fund accounting, transfer agency, legal, audit, and administration expenses.
(3)	Through 4/30/2010, Litman/Gregory has agreed to waive a portion of its management fee to pass through any cost benefits resulting from changes in the sub-advisory fee schedules or allocations.

Prospectus

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Institutional Class	$109	$372	$656	$1,464
Investor Class	$134	$450	$788	$1,745

Asset Allocation to Sub-Advisors

The Advisor to the Fund is Litman/Gregory Fund Advisors, LLC.  Litman/Gregory has ultimate responsibility for the investment performance of the Fund due to its responsibility to oversee the investment managers and to recommend their hiring, termination and replacement.  The following table provides a description of the six investment managers.  A detailed discussion of the management structure of the Fund begins on Page 38.

INVESTMENT MANAGER/FIRM	TARGET MANAGER ALLOCATION	MARKET CAPITALIZATION OF COMPANIES IN PORTFOLIO	STOCK-PICKING STYLE
Bill Fries Vinson Walden Thornburg Investment Management, Inc.	20%	All sizes	Eclectic, may invest in traditional value stocks or growth stocks

James Gendelman Marsico Capital Management, LLC	17%	All sizes, but mostly large and mid-sized companies	Growth

David Herro Harris Associates L.P.	20%	All sizes, but mostly large and mid-sized companies	Value

Ted Tyson Doug Allen Mastholm Asset Management, LLC	18%	All sizes	Growth

Amit Wadhwaney Third Avenue Management, LLC	15%	All sizes	Value

Prospectus

INVESTMENT MANAGER/FIRM	TARGET MANAGER ALLOCATION	MARKET CAPITALIZATION OF COMPANIES IN PORTFOLIO	STOCK-PICKING STYLE

Howard Appleby, Jean-Francois Ducrest, Jim LaTorre, Ted Wendell Northern Cross, LLC	10%	Mostly large and mid-sized companies	Blend

Prospectus

The Masters’ Select Value Fund

Objective

The objective of the Fund is long-term growth of capital; that is, the increase in the value of your investment over the long term.

Principal Strategies

Litman/Gregory believes that it is possible to identify investment managers who, over a market cycle, will deliver superior returns relative to their peers.  Litman/Gregory also believes that most stock pickers have a few select stocks in which they have a particularly high degree of confidence.  In the case of certain skilled stock pickers, Litman/Gregory believes a portfolio of their “highest confidence” stocks will outperform their more diversified portfolios over a market cycle.

Based on these beliefs, the Fund’s strategy is to engage a number of proven managers as sub-advisors, each to invest in the securities of companies that they believe have strong appreciation potential.  Under normal conditions, each manages a portion of the Fund’s assets by independently managing a portfolio composed of between 8 and 15 stocks.  The Fund typically invests in the securities of mid- and large-sized U. S. companies, although the managers have flexibility to invest in the securities of small companies; additionally, up to 25% of the Fund’s net assets may be invested in foreign securities.  And, to a much smaller extent, the Fund also invests in distressed companies, which Litman/Gregory considers to be companies that are, or are about to be, involved in reorganizations, financial restructurings, or bankruptcy.  The Fund’s investments in distressed companies typically involve the purchase of high-yield bonds, bank debt or other indebtedness of such companies.  Additionally, up to 25% of the Fund’s net assets may be invested in foreign securities.  By executing this strategy the Fund seeks to:

•	combine the efforts of several experienced, world-class managers;

•	access the favorite stock-picking ideas of each manager at any point in time; and

•	deliver a value-oriented portfolio that is prudently diversified in terms of the number of stocks.

All of the managers selected to pick securities for the Fund utilize a value approach to stock selection.  Value investors seek to invest in companies whose stocks they deem to be undervalued.  Their value analysis may focus on metrics such as earnings, cash flow, private market value, intrinsic value, liquidation value or other factors.  In assessing a company, a value investor will review financial statements and may assess the quality of management, competitive forces, industry outlook, capital structure, lifecycle issues, growth potential and other factors.  At times, stocks of companies undergoing temporary hardships may be purchased.  Each of the Fund’s investment managers has their own unique approach to company analysis and may define value differently.

Principal Risks

Investment in stocks exposes shareholders of the Fund to the risk of losing money if the value of the stocks held by the Fund declines during the period an investor owns shares in the Fund.  As with all mutual funds that invest in common stocks, the value of an individual’s investment will fluctuate daily in response to the performance of the individual stocks held in the Fund.  The stock market has been subject to significant volatility recently, which has increased the risks associated with an investment in the Fund.

Prospectus

The Fund is non-diversified, which means it may hold larger positions in a smaller number of individual securities than a diversified fund.  A probable result of non-diversification is that increases or decreases in the value of any of the individual securities owned by the Fund may have a greater impact on the Fund’s net asset value (“NAV”) and total return than would be the case in a diversified fund holding a larger number of securities.

Though mostly a U.S. equity fund, the Fund may invest a portion of its assets in stocks of companies based outside of the United States.  The Fund is exposed to greater risk in owning these securities because each country has its own rules regarding accounting practices, government regulation, and government economic policies, which may differ from the rules and policies to which U.S. companies are subject.  In addition, the Fund will, at times, be exposed to foreign currency fluctuations as the result of its foreign holdings.

Though not a small-cap fund, the Fund may invest a portion of its assets in the securities of small companies.  The prices of small companies’ stocks are generally more volatile than the prices of large companies’ stocks.  This is because small companies may be more reliant on a few products, services or key personnel, which can be riskier than owning larger companies with more diverse product lines and structured management.  In addition, because small companies have fewer shares of stock outstanding, the ability to trade their securities quickly may be affected by a lack of buyers and sellers in these stocks.  This lack of liquidity increases the Fund’s risk to adverse market movements in the prices of these stocks.

The Fund may invest a portion of its assets in securities of distressed companies.  Debt obligations of distressed companies typically are unrated, lower rated, in default or close to default and may become worthless.

The Fund’s investments in distressed companies typically involve the purchase of high-yield bonds, or comparable unrated debt securities, or the purchase of direct indebtedness (or participations in the indebtedness) of such companies.  Indebtedness generally represents a specific commercial loan or portion of a loan made to a company by a financial institution such as a bank or insurance company.  Loan participations represent fractional interests in a company’s indebtedness and are generally made available by banks or insurance companies.  By purchasing all or a part of a company’s direct indebtedness, the Fund, in effect, steps into the shoes of the lender. If the loan is secured, the Fund will have a priority claim to the assets of the company ahead of unsecured creditors and stockholders.  The Fund also may purchase trade claims and other similar direct obligations or claims against companies in bankruptcy.  Trade claims are generally purchased from creditors of the bankrupt company and typically represent money due to a supplier of goods or services to the company.

The purchase of indebtedness or loan participations of a troubled company always involves a risk as to the creditworthiness of the issuer and the possibility that principal invested may be lost.  Purchasers of participations, such as the Fund, must rely on the financial institution issuing the participation to assert any rights against the borrower with respect to the underlying indebtedness.  In addition, the Fund takes on the risk as to the creditworthiness of the bank or other financial intermediary issuing the participation, as well as that of the company issuing the underlying indebtedness.  When the Fund purchases a trade claim, there is no guarantee that the debtor will ever be able to satisfy the obligation on the trade claim.

Prospectus

Past Performance

The following chart depicts the annual performance for the last 8 years of the Fund.  The chart illustrates the risk of investing in the Fund by showing the fluctuations in its annual returns.  Please keep in mind that past performance, before and after taxes, cannot guarantee future returns.

Masters’ Select Value Fund – Institutional Class(1)

During the period shown above, the highest and lowest quarterly returns earned by the Fund were:

Highest: 22.99% Quarter ended June 30, 2003

Lowest: -27.32% Quarter ended December 31, 2008

The following table compares the Fund’s performance over time with the Russell 3000® Value Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization with lower price-to-book ratios and lower forecasted growth values, and with the Lipper Multi-Cap Value Index, which measures the performance of the 30 largest multi-cap value equity mutual funds as determined by Lipper, Inc.  Because indices cannot be invested in directly, these index returns do not reflect a deduction for fees, expenses, or taxes.

Average Annual Total Returns (for the periods ended December 31, 2008)
Masters’ Select Value Fund	One Year	Five Year	Since Fund Inception (6/30/00)
Institutional Class(1)
Return before taxes	-47.35%	-6.44%	-0.80%
Return after taxes on distributions	-48.12%	-7.14%	-1.26%
Return after taxes on distributions and sale of fund shares	-30.11%	-5.10%	-0.52%
Russell 3000® Value Index(2)	-36.25%	-0.72%	1.66%
Lipper Multi-Cap Value Index(2)	-37.64%	-2.47%	0.92%
(1)  Prior to April 30, 2009, the Institutional Class was an unnamed class of shares.
(2)  Because indices cannot be invested in directly, these index returns do not reflect a deduction for fees, expenses, or taxes

Prospectus

The Fund’s after-tax returns as shown in the previous table are calculated using the highest applicable individual federal marginal income tax rates for the period and do not reflect the impact of state and local taxes. In certain cases the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures of the same period.  A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.  Your actual after-tax returns depend on your tax situation and may differ from those shown.  The Index returns shown do not take taxes into account.  If you own Fund shares in a tax-deferred account, such as a 401(k) plan or an IRA, this information does not apply to your investment.

Fees and Expenses

Expenses are one of several factors to consider when investing in a mutual fund.  There are usually two types of expenses involved: shareholder transaction expenses, such as sales loads and transaction fees, and annual operating expenses, such as advisory fees.  The Fund has no front-end or deferred sales loads, and imposes no shareholder transaction fees.  The following table illustrates the fees and expenses you might pay over time as an investor in the Fund.

Shareholder Fees (paid directly from your investment)

Institutional Class
Sales Loads	None
180-Day Redemption Fee(1)	2.00%
Exchange Fees	None

Annual Operating Expenses (deducted from Fund assets)

Institutional Class
Management Fee	1.10%
Distribution (12b-1) Fee	None
Other Operating Expenses(2)	0.19%
Total Annual Fund Operating Expenses	1.29%
Less: Fees waived(3)	-0.02%
Net Operating Expenses	1.27%

(1)	You will be charged a 2% fee if you redeem or exchange shares of the Fund within 180 days of purchase.
(2)	Significant other expenses include custody, fund accounting, transfer agency, legal, audit, and administration expenses.
(3)	Through 4/30/2010, Litman/Gregory has agreed to waive a portion of its management fee to pass through any costs benefits resulting from changes in the sub-advisory fee schedules or allocations.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Institutional Class	$129	$407	$706	$1,555

Prospectus

Asset Allocation to Sub-Advisors

The Advisor to the Fund is Litman/Gregory Fund Advisors, LLC. Litman/Gregory has ultimate responsibility for the investment performance of the Fund due to its responsibility to oversee the investment managers and recommend their hiring, termination and replacement.  The following table provides a description of the four investment managers.  A detailed discussion of the management structure of the Fund begins on Page 46.

INVESTMENT MANAGER/FIRM	TARGET MANAGER ALLOCATION	MARKET CAPITALIZATION OF COMPANIES IN PORTFOLIO	STOCK-PICKING STYLE
Mason Hawkins Southeastern Asset Management, Inc.	30%	All sizes	Value

Clyde McGregor Harris Associates L.P.	20%	Mostly large and mid-sized companies	Value

Bill Nygren Harris Associates L.P.	20%	Mostly large and mid-sized companies	Value

Anne Gudefin and Peter Langerman Franklin Mutual Advisers, LLC	30%	All sizes	Value

Prospectus

The Masters’ Select Smaller Companies Fund

Objective

The objective of the Fund is long-term growth of capital; that is, the increase in the value of your investment over the long term.

Principal Strategies

Litman/Gregory believes that it is possible to identify investment managers who, over a market cycle, will deliver superior returns relative to their peer groups.  Litman/Gregory also believes that most stock pickers have a few select stocks in which they have a particularly high degree of confidence.  In the case of certain skilled stock pickers, Litman/Gregory believes a portfolio of their “highest confidence” stocks will outperform their more diversified portfolios over a market cycle.

Based on these beliefs, the Fund’s strategy is to engage a number of proven managers as sub-advisors, each to invest in the securities of smaller companies that they believe have strong appreciation potential.  Under normal conditions, each manages a portion of the Fund’s assets by independently managing a portfolio composed of between 8 and 15 stocks.  Under normal market conditions, the Fund invests at least 80% of the Fund’s net assets in securities of small and mid-sized U.S. companies.  The managers have limited flexibility to invest in the securities of foreign companies (up to 15% of the Fund’s net assets may be invested in foreign securities).  By executing this strategy the Fund seeks to:

•	combine the efforts of several experienced, world-class managers;

•	access the favorite stock-picking ideas of each manager at any point in time;

•
deliver a portfolio that is prudently diversified in terms of stocks (typically 50 to 75) and industries while still allowing each manager to run portfolio segments focused on only his favorite stocks; and

•	further diversify across stock-picking styles by including managers with a variety of stock-picking disciplines.

Litman/Gregory defines a “Smaller Company” as one whose market capitalization falls below the market capitalization of the largest company in the Russell 2500® Index which, as of the most recent reconstitution on March 31, 2009, was $6.2 billion.  The Russell 2500® Index measures the performance of 2,500 small and mid-sized companies with market capitalizations averaging $1.7 billion as of March 31, 2009.  Generally, Litman/Gregory believes the majority of the Fund’s holdings will typically fall within the range of the Russell  2000® Index, but the Fund has the flexibility to hold mid-sized companies if the investment managers believe that holding these companies will lead to higher overall returns.  As of March 31, 2009, the largest company in the Russell 2000® Index had a market capitalization of $4.1 billion.

Principal Risks

Investment in stocks exposes shareholders of the Fund to the risk of losing money if the value of the stocks held by the Fund declines during the period an investor owns shares in the Fund.  As with all mutual funds that invest in common stocks, the value of an individual’s investment will fluctuate daily in response to the performance of the individual stocks held in the Fund.  During some periods, the stocks of smaller companies, as an asset class, have performed better than the stocks of larger companies, while in some periods they have performed worse.  The stock market has been subject to significant volatility recently, which has increased the risks associated with an investment in the Fund.

Prospectus

The Fund invests its assets in the securities of small and, at times, mid-sized companies.  The prices of small companies’ stocks are generally more volatile than the prices of large companies’ stocks.  This is because small companies may be more reliant on a few products, services or key personnel, which can be riskier than owning larger companies with more diverse product lines and structured management.  In addition, because small companies have fewer shares of stock outstanding, the ability to trade their securities quickly may be affected by a lack of buyers and sellers in these stocks.  This lack of liquidity increases the Fund’s risk to adverse market movements in the prices of these stocks.

Though primarily a U.S. equity fund, the Fund may invest a small portion of its assets in stocks of companies based outside of the United States.  The Fund may be exposed to greater risk in owning these securities because each country has its own rules regarding accounting practices, government regulation, and government economic policies, which may differ from the rules and policies governing U.S. companies.  In addition, the Fund may, at times, be exposed to foreign currency fluctuations as a result of such foreign holdings.

Past Performance

The following chart depicts the annual performance for the last 5 years of the Fund.  The chart illustrates the risk of investing in the Fund by showing the fluctuations in its annual returns.  Please keep in mind that past performance, before and after taxes, cannot guarantee future returns.

Masters’ Select Smaller Companies Fund – Institutional Class(1)

During the period shown above, the highest and lowest quarterly returns earned by the Fund were:

Highest: 10.92% Quarter ended March 31, 2006

Lowest: -28.14% Quarter ended December 31, 2008

The following table compares the Fund’s performance over time with the Russell 2000® Index, which measures the performance of the 2,000 smallest U.S. companies of the Russell 3000® Index, and with the Lipper Small-Cap Core Index, which measures the performance of the 30 largest mutual funds in the small capitalization range, as determined by Lipper, Inc.  Because indices cannot be invested in directly, these index returns do not reflect a deduction for fees, expenses, or taxes.

Prospectus

Average Annual Total Returns (for the periods ended December 31, 2008)
Masters’ Select Smaller Companies Fund	One Year	Five Year	Since Fund Inception (6/30/03)
Institutional Class(1)
Return before taxes	-44.81%	-4.75%	-1.23%
Return after taxes on distributions	-45.32%	-5.75%	-2.21%
Return after taxes on distributions and sale of fund shares	-28.59%	-3.82%	-0.89%
Russell 2000® Index(2)	-33.79%	-0.93%	3.25%
Lipper Small Cap Core Index(2)	-35.60%	-1.02%	2.91%
(1) Prior to April 30, 2009, the Institutional Class was an unnamed share class.
(2) Because indices cannot be invested in directly, these index returns do not reflect a deduction for fees, expenses, or taxes

The Fund’s after-tax returns as shown in the previous table are calculated using the highest applicable individual federal marginal income tax rates for the period and do not reflect the impact of state and local taxes. In certain cases the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures of the same period.  A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.  Your actual after-tax returns depend on your tax situation and may differ from those shown.  The Index returns shown do not take taxes into account.  If you own Fund shares in a tax-deferred account, such as a 401(k) plan or an IRA, this information does not apply to your investment.

Fees and Expenses

Expenses are one of several factors to consider when investing in a mutual fund.  There are usually two types of expenses involved: shareholder transaction expenses, such as sales loads and transaction fees, and annual operating expenses, such as advisory fees.  The Fund has no front-end or deferred sales loads, and imposes no shareholder transaction fees.  The following table illustrates the fees and expenses you might pay over time as an investor in the Fund.

Shareholder Fees (paid directly from your investment)

Institutional Class
Sales Loads	None
180-Day Redemption Fee(1)	2.00%
Exchange Fees	None

Annual Operating Expenses (deducted from Fund assets)

Institutional Class
Management Fee	1.14%
Distribution (12b-1) Fee	None
Other Operating Expenses(2)	0.26%
Total Annual Operating Expenses	1.40%

(1)	You will be charged a 2% fee if you redeem or exchange shares of the Fund within 180 days of purchase.
(2)
Significant other expenses include custody, fund accounting, transfer agency, legal, audit, and administration expenses.  Other expenses also include expenses incurred by the Fund as a result of its investment in any money market fund or other investment company.  These expenses associated with the Fund’s investment in other investment companies are referred to as “Acquired Fund Fees and Expenses”.  For the prior fiscal year, the Fund incurred Acquired Fund Fees and Expenses totaling less than 0.01% of the Fund’s average daily net assets.

Prospectus

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Institutional Class	$143	$443	$766	$1,680

Asset Allocation to Sub-Advisors

The Advisor to the Fund is Litman/Gregory Fund Advisors, LLC.  Litman/Gregory has ultimate responsibility for the investment performance of the Fund due to its responsibility to oversee the investment managers and recommend their hiring, termination and replacement. The following table provides a description of the five investment managers. A detailed discussion of the management structure of the Fund begins on Page 50.

INVESTMENT MANAGER/FIRM	TARGET MANAGER ALLOCATION	MARKET CAPITALIZATION OF COMPANIES IN PORTFOLIO	STOCK-PICKING STYLE
Bill D’Alonzo and Team Friess Associates, LLC	20%	Small and mid-sized companies	Growth

Jeff Bronchick and Tom Kerr Reed Conner & Birdwell, LLC	20%	Small and mid-sized companies	Value

Tucker Walsh Copper Rock Capital Partners, LLC	20%	Small and mid-sized companies	Growth

Robert Rodriguez and Team First Pacific Advisors, LLC	20%	Small and mid-sized companies	Value

Richard Weiss Wells Capital Management, Inc.	20%	Small and mid-sized companies	Growth at a reasonable price

Prospectus

The Masters’ Select Focused Opportunities Fund

Objective

The objective of the Fund is long-term growth of capital; that is, the increase in the value of your investment over the long term.

Principal Strategies

Litman/Gregory believes that it is possible to identify investment managers who, over a market cycle, will deliver superior returns relative to their peers.  Litman/Gregory also believes that most stock pickers have a few select stocks in which they have a high degree of confidence.  In the case of certain skilled stock pickers, Litman/Gregory believes a portfolio of their “highest confidence” stocks will outperform their more diversified portfolios over a market cycle.

Based on these beliefs, the Fund’s strategy is to engage several proven managers as sub-advisors, each to invest in the securities of companies that they believe have strong appreciation potential.  Under normal conditions, each runs a portion of the Fund’s assets by independently managing a portfolio composed of between 5 and 7 stocks. The fund is “non-diversified,” which means the securities laws do not limit the percentage of assets that it may invest in any one company.  Litman/Gregory believes that concentrating the Fund’s portfolio in a select, limited number of securities allows the sub-advisors’ highest conviction ideas to have a meaningful impact on the Fund’s performance. For example, with three sub-advisors, the Fund could own as few as 15 securities. Litman/Gregory believes limiting the number of holdings improves the long-term return opportunity because the portfolio contains only the sub-advisors’ very highest-conviction ideas.

The Fund typically invests in the securities of large and mid-sized U.S. companies, although the managers may also invest without limit in the securities of non-U.S. companies.  At times, securities of non-U.S. companies may make up a material portion of the overall portfolio.  The managers may also own securities of smaller companies, though these are expected to be a lesser portion of the overall fund portfolio. In addition, to a limited extent, the Fund may invest in distressed companies, which Litman/Gregory considers to be companies that are, or are about to be, involved in reorganizations, financial restructurings or bankruptcy.  The Fund’s investments in distressed companies typically involve the purchase of high-yield bonds, bank debt or other indebtedness of such companies.

By executing this strategy the Fund seeks to:

•	combine the efforts of several experienced, world-class managers;

•	access only the very highest-conviction stock-picking ideas of each manager at any point in time; and

•	reduce the risk of non-diversification at the overall portfolio level by incorporating managers with different stock-picking disciplines.

Prospectus

Principal Risks

Investment in stocks exposes shareholders of the Fund to the risk of losing money if the value of the stocks held by the Fund declines during the period an investor owns shares in the Fund.  As with all mutual funds that invest in common stocks, the value of an individual’s investment will fluctuate daily in response to the performance of the individual stocks held in the Fund.  The stock market has been subject to significant volatility recently, which has increased the risks associated with an investment in the Fund.

The Fund is non-diversified, which means it may hold larger positions in a smaller number of individual securities than a diversified fund. A probable result of non-diversification is that increases or decreases in the value of any of the individual securities owned by the Fund may have a greater impact on the Fund’s net asset value (“NAV”) and total return – namely increased volatility – than would be the case in a diversified fund holding a larger number of securities. Therefore, the NAV of the Fund can be expected to fluctuate more than if it had invested in a larger number of stocks. If the stocks in which the Fund invests perform poorly, the Fund could incur greater losses than if it had invested in a larger number of stocks.

Though expected to be invested mostly in U.S. securities, the Fund may invest a significant portion of its assets in stocks of companies based outside of the United States. To the extent the Fund holds non-U.S. securities, the Fund is exposed to greater risk because each country has its own rules regarding accounting practices, government regulation, and government economic policies, which may differ from the rules and policies to which U.S. companies are subject. In addition, the Fund will, at times, be exposed to foreign currency fluctuations as the result of its non-U.S. holdings.

Although not a small-cap fund, the Fund may invest a portion of its assets in the securities of smaller companies. The prices of smaller companies’ stocks are generally more volatile than the prices of large companies’ stocks.  This is because smaller companies may be more reliant on a few products, services or key personnel, which can be riskier than owning larger companies with more diverse product lines and structured management.  In addition, because smaller companies have fewer shares of stock outstanding, the ability to trade their securities quickly may be affected by a lack of buyers and sellers in these stocks.  This lack of liquidity increases the Fund’s risk to adverse market movements in the prices of these stocks.

The Fund may invest a portion of its assets in securities of distressed companies, including debt obligations. Debt obligations of distressed companies typically are unrated, lower rated, in default or close to default and may become worthless.

The Fund’s investments in distressed companies typically involve the purchase of high-yield bonds, or comparable unrated debt securities, or the purchase of direct indebtedness (or participations in the indebtedness) of such companies.  Indebtedness generally represents a specific commercial loan or portion of a loan made to a company by a financial institution such as a bank or insurance company.  Loan participations represent fractional interests in a company’s indebtedness and are generally made available by banks or insurance companies.  By purchasing all or a part of a company’s direct indebtedness, the Fund, in effect, steps into the shoes of the lender. If the loan is secured, the Fund will have a priority claim to the assets of the company ahead of unsecured creditors and stockholders.  The Fund also may purchase trade claims and other similar direct obligations or claims against companies in bankruptcy.  Trade claims are generally purchased from creditors of the bankrupt company and typically represent money due to a supplier of goods or services to the company.

The purchase of indebtedness or loan participations of a troubled company always involves a risk as to the creditworthiness of the issuer and the possibility that principal invested may be lost.  Purchasers of participations, such as the Fund, must rely on the financial institution issuing the participation to assert any rights against the borrower with respect to the underlying indebtedness.  In addition, the Fund takes on the risk as to the creditworthiness of the bank or other financial intermediary issuing the participation, as well as that of the company issuing the underlying indebtedness.  When the Fund purchases a trade claim, there is no guarantee that the debtor will ever be able to satisfy the obligation on the trade claim.

Prospectus

Past Performance

The following chart depicts the annual performance for the last 2 years of the Fund.  Please keep in mind that past performance, before and after taxes, cannot guarantee future returns.

Masters’ Select Focused Opportunities Fund – Institutional Class(1)

During the period shown above, the highest and lowest quarterly returns earned by the Fund were:

Highest: 6.80% Quarter ended June 30, 2007

Lowest: ___-27.48% Quarter ended December 31, 2008________

The following table compares the Fund’s performance over time with the S&P 500® Index, which is an unmanaged index generally representative of the market for the stocks of large-sized U.S. companies.  Because indices cannot be invested in directly, these index returns do not reflect a deduction for fees, expenses, or taxes.

Average Annual Total Returns (for the periods ended December 31, 2008)
Masters’ Select Focused Opportunities Fund	One Year	Since Fund Inception (6/30/06)
Institutional Class(1)
Return before taxes	-49.34%	-18.40%
Return after taxes on distributions	-49.63%	-18.75%
Return after taxes on distributions and sale of fund shares	-31.95%	-15.18%
S&P 500® Index(2)	-37.00%	-10.90%
(1) Prior to April 30, 2009, the Institutional Class was an unnamed share class.
(2)Because indices cannot be invested in directly, this index return does not reflect a deduction for fees, expenses, or taxes

The Fund’s after-tax returns as shown in the previous table are calculated using the highest applicable individual federal marginal income tax rates for the period and do not reflect the impact of state and local taxes.  In certain cases the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures of the same period.  A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.  Your actual after-tax returns depend on your tax situation and may differ from those shown.  If you own Fund shares in a tax-deferred account, such as a 401(k) plan or an individual retirement account (“IRA”), this information does not apply to your investment.  The Index returns shown do not take taxes into account.

Prospectus

Fees and Expenses

Expenses are one of several factors to consider when investing in a mutual fund.  There are usually two types of expenses involved: external shareholder transaction expenses, such as sales loads and transaction fees, and internal operating expenses, such as management fees.  The Fund has no front-end or deferred sales loads, and imposes no shareholder transaction fees.  The following table illustrates the fees and expenses you might pay over time as an investor in the Fund.

Shareholder Fees (paid directly from your investment)

Institutional Class
Sales Loads	None
180-Day Redemption Fee(1)	2.00%
Exchange Fees	None

Annual Operating Expenses (deducted from Fund assets)

Institutional Class
Management Fee	1.10%
Distribution (12b-1) Fee	None
Other Operating Expenses(2)	0.26%
Total Annual Fund Operating Expenses	1.36%
Less: Fees waived(3)	-0.08%
Net Operating Expenses	1.28%

(1)	You will be charged a 2% fee if you redeem or exchange shares of the Fund within 180 days of purchase.
(2)
Significant other expenses include custody, fund accounting, transfer agency, legal, audit, and administration expenses. These expenses are based upon estimated amounts for the Fund’s current fiscal year

(3)	Through 4/30/2010, Litman/Gregory has agreed to waive a portion of its management fee to pass through any cost benefits resulting from changes in the sub-advisory fee schedules or allocations.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Institutional Class	$130	$423	$737	$1,628

Prospectus

Asset Allocation to Sub-Advisors

The Advisor to the Fund is Litman/Gregory Fund Advisors, LLC.  Litman/Gregory has ultimate responsibility for the investment performance of the Fund due to its responsibility to oversee the investment managers and recommend their hiring, termination and replacement. Litman/Gregory will consider adding additional sub-advisor(s) to the Fund in the future if we believe they can add value running an extremely concentrated sub-portfolio. The following table provides a description of the three investment managers.  A detailed discussion of the management structure of the Fund begins on Page 55.

INVESTMENT MANAGER/FIRM	TARGET MANAGER ALLOCATION	MARKET CAPITALIZATION OF COMPANIES IN PORTFOLIO	STOCK-PICKING STYLE
Christopher Davis/ Kenneth Feinberg Davis Selected Advisers, L.P.	33.33%	Mostly large companies	Growth at a reasonable price

Anne Gudefin and Peter Langerman Franklin Mutual Advisers, LLC	33.33%	All sizes and global	Value

Frank Sands, Jr./ A. Michael Sramek Sands Capital Management, LLC	33.33%	All sizes, but mostly large and mid-sized companies	Growth

Prospectus

Management of the Funds

The Advisor

The Funds are managed by Litman/Gregory Fund Advisors, LLC, 4 Orinda Way, Orinda, California, 94563.  Litman/Gregory has overall responsibility for assets under management, recommends selection of investment managers to the Board of Trustees of the Masters’ Select Funds Trust (the “Trust”), evaluates the performance of the investment managers, monitors changes at the investment managers’ organizations that may impact their abilities to deliver superior future performance, determines when to rebalance the investment managers’ assets, determines the amount of cash equivalents (if any) that may be held in addition to cash in each of the investment managers’ sub-portfolios and coordinates with the managers with respect to diversification and tax issues and oversees the operational aspects of the Funds.

Kenneth E. Gregory is a Trustee of the Trust, Co-Portfolio Manager of the Funds and the President of Litman/Gregory. Gregory is also President, Chief Strategist and a member of Litman/Gregory Asset Management, LLC (“LGAM”), a research-oriented money management firm which is affiliated with, and provides research to, Litman/Gregory.  Gregory co-founded LGAM in 1987.  LGAM owns Litman/Gregory Analytics, publisher of AdvisorIntelligence, a web-based investment research service.  Gregory also co-founded L/G Research, Inc., an affiliated firm that publishes the No-Load Fund Analyst newsletter and conducts research on financial markets and mutual funds. Gregory has been in the investment business since 1979 and he has an MBA degree in Business from the University of Michigan’s Ross School of Business.

Jeremy DeGroot, CFA, is the other Co-Portfolio Manager of the Funds.  He is also a member of LGAM and serves as Chief Investment Officer.  Prior to joining Litman/Gregory in 1999, DeGroot was a Manager in KPMG Peat Marwick's Economic Consulting Services practice in 1998.  From 1989 to 1997, he was a Senior Economist with the Law & Economics Consulting Group, Inc., providing economics and financial analysis to Fortune 500 clients.  He has a Master’s degree in Economics from the University of California Berkeley.

Together, Gregory and DeGroot are responsible for monitoring the day-to-day activities of the investment managers and overseeing all aspects of Litman/Gregory’s responsibilities with respect to the Masters’ Select Funds.

Portfolio Holdings Information

A description of the Funds’ policies and procedures regarding disclosure of portfolio holdings can be found in the Funds’ Statement of Additional Information, which can be obtained free of charge by contacting the Funds’ transfer agent at 1-800-960-0188.

Asset Base

Litman/Gregory believes that high levels of assets under management can be detrimental to certain investment strategies.  Litman/Gregory also believes that very low levels can provide flexibility to skilled stock pickers that under certain circumstances may contribute positively to returns. It is Litman/Gregory’s belief that asset levels are particularly relevant to the Masters’ Select Funds given their concentrated investment strategy.  Because of this belief, each of the Funds may be closed to new shareholders, with certain exceptions approved by the Board of Trustees, at asset levels that Litman/Gregory and sub-advisors believe lock in a high degree of flexibility on a per-sub-advisor basis.  Alternatively, additional sub-advisors may be added to the Funds to expand capacity in order to avoid closing to new shareholders or to avoid “hard closing” to existing shareholders.  Litman/Gregory will add new sub-advisors only if, in its opinion, the sub-advisor has the exceptional stock-picking skill and other traits Litman/Gregory requires of Masters’ Select managers.

Prospectus

Multi-Manager Issues

The investment methods used by the managers in selecting securities for the Funds vary.  The segment of each Fund’s portfolio managed by an investment manager will, under normal circumstances, differ from the segments managed by the other investment managers with respect to portfolio composition, turnover, issuer capitalization and issuer financial condition.  Because selections are made independently by each investment manager, it is possible that a security held by one portfolio segment may also be held by other portfolio segments of the Funds or that several managers may simultaneously favor the same industry segment.  Litman/Gregory monitors the overall portfolio on an ongoing basis to ensure that such overlaps do not create an unintended industry concentration or lack of diversification.  Litman/Gregory is responsible for establishing the target allocation of Fund assets to each investment manager.  Litman/Gregory does not intend to change the target allocations, although, under unusual conditions, Litman/Gregory may adjust the target allocations.  Market performance may result in allocation drift among the investment managers of a Fund.  Litman/Gregory is responsible for periodically rebalancing the portfolios, the timing and degree of which will be determined by Litman/Gregory.  Each investment manager selects the brokers and dealers to execute transactions for the segment of the Fund being managed by that manager.  A manager may occasionally hold more than the specified maximum number of holdings in his or her portfolio or may hold fewer holdings. Such a circumstance may be the result of an involuntary spin-off by one of the companies held in the portfolio, the payment of a stock dividend or spilt in a separate class of stock, or a temporary overlap in selling a portfolio security while simultaneously adding a new security.  The Statement of Additional Information provides additional information about the Portfolio Managers’ compensation, other accounts managed, and ownership of securities of the Funds.

Under unusual market conditions or for temporary defensive purposes, each Fund’s total assets may be invested in short-term, high-quality debt securities.  Defensive positions may be initiated by the individual portfolio managers or by Litman/Gregory.

Litman/Gregory has obtained an exemptive order from the Securities and Exchange Commission that permits it, subject to certain conditions, to select new investment managers with the approval of the Board of Trustees and without obtaining shareholder approval.  The order also permits Litman/Gregory to change the terms of agreements with the managers or to continue the employment of a manager after an event that would otherwise cause the automatic termination of services. Shareholders must be notified of any manager changes.  Shareholders have the right to terminate arrangements with a manager by vote of a majority of the outstanding shares of a Fund.  The order also permits a Fund to disclose managers’ fees only in the aggregate in its registration statement.

The Funds each pay a monthly investment advisory fee to Litman/Gregory on the respective Fund’s average daily net assets.  The table below illustrates the base fees paid to Litman/Gregory along with reduced fees paid on assets in excess of certain levels (breakpoints).

Fund	Net Asset Breakpoint	Base Advisory Fee	Advisory Fee on Net Assets in Excess of Breakpoint
Masters’ Select Equity Fund	$ 750 million	1.10%	1.00%
Masters’ Select International Fund	$ 1 billion	1.10%	1.00%
Masters’ Select Value Fund	$ 1 billion	1.10%	1.00%
Masters’ Select Smaller Companies Fund	$ 450 million	1.14%	1.04%
Masters’ Select Focused Opportunities Fund	$ 1 billion	1.10%	1.00%

Prospectus

Litman/Gregory, not the Funds, is responsible for payment of the sub-advisory fees to the investment managers, each of whom is compensated monthly on the basis of the assets committed to his or her individual discretion.  Litman/Gregory pays fees to the investment managers as follows:

Fund	Aggregate Annual Fee Rates Advisor Pays to Investment Managers
Masters’ Select Equity Fund	0.699%
Masters’ Select International Fund	0.552%
Masters’ Select Value Fund	0.675%
Masters’ Select Smaller Companies Fund	0.725%
Masters’ Select Focused Opportunities Fund	0.617%

Through April 30, 2010, Litman/Gregory has contractually agreed to waive a portion of its advisory fees for three of the Funds.  For the International Fund, Litman/Gregory has agreed to waive the percentage rate of the daily net assets of the Fund so that after paying all of the sub-advisory fees, the net advisory fee as a percentage of the Fund’s daily net assets retained by Litman/Gregory is 0.40% on the first $1 billion and 0.30% for assets over $1 billion.  For the Value Fund, Litman/Gregory has agreed to waive 0.02% of its fee as a percentage of the average daily net assets of the Fund.  For the Focused Opportunities Fund, Litman/Gregory has agreed to waive 0.08% of its fee as a percentage of the average daily net assets of the Fund.  Litman/Gregory also voluntarily waives a portion of its advisory fees from time to time.  Litman/Gregory has agreed not to seek recoupment of any advisory fees waived.

In 2008, the advisory fees paid and net fees retained by Litman/Gregory with respect to the Funds, after fee waivers and breakpoint adjustments, were as follows:

Fund	2008 Advisory Fees Paid by the Fund after Fee Waivers	2008 Net Fees Retained by Advisor after Fee Waivers and Payments to Investment Managers
Masters’ Select Equity Fund	1.094%	0.405%
Masters’ Select International Fund	0.911%	0.360%
Masters’ Select Value Fund	1.076%	0.405%
Masters’ Select Smaller Companies Fund	1.135%	0.405%
Masters’ Select Focused Opportunities Fund	1.018%	0.416%

In the event an investment manager ceases to manage a segment of a Fund’s portfolio, Litman/Gregory will select a replacement investment manager or allocate the assets among the remaining managers.  Litman/Gregory will use the same criteria as those used in the original selection of investment managers.  The securities that were held in the departing manager’s segment of the Fund’s portfolio may be allocated to and retained by another manager of the Fund or will be liquidated in an orderly manner, taking into account various factors, which may include but are not limited to the market for the security and the potential tax consequences.  Litman/Gregory may also add additional managers in order to increase fund diversification or capacity.  A discussion regarding the Board of Trustees’ basis for approving the Funds’ investment advisory agreements is included in the Funds’ annual report to shareholders.

Prospectus

The Masters’ Select Equity Fund – Investment Managers

The Fund’s seven investment managers emphasize different stock-picking styles and invest in stocks spanning a range of market capitalizations.  Litman/Gregory believes that during any given year certain stock-picking styles will generate higher returns than comparable market indexes, while others will lag.  By including a variety of stock-picking styles in this single mutual fund, Litman/Gregory believes that the variability and volatility of returns can be lessened.

Litman/Gregory’s strategy is to allocate the portfolio’s assets among investment managers who, based on Litman/Gregory’s research, are judged to be among the best in their respective style groups.  The investment managers manage their individual portfolio segments by building a focused portfolio representing their highest-confidence stocks.  Under normal conditions, each investment manager’s portfolio segment includes a minimum of 5 and a maximum of 15 securities.  A manager may, on a temporary basis, hold more than 15 securities.  Though the overall Fund may hold more or fewer securities at any point in time, it is generally expected that the Fund will hold between 60 and 100 securities.  The target allocation of assets to the managers was designed with the specific objective of maintaining significant exposure to stocks of large and mid-sized companies with a greater emphasis on U.S. domiciled companies.

Masters’ Select Equity Fund Portfolio Managers

Christopher Davis
Kenneth Feinberg
Davis Selected Advisers, L.P.
2949 East Elvira Road, Suite 101
Tucson, AZ  85706

Christopher C. Davis and Kenneth Feinberg are the co-portfolio managers for the segment of the Fund’s assets managed by Davis Selected Advisers, L.P. (“Davis Advisors”).  Davis has served as a Portfolio Manager of Davis New York Venture Fund since October 1995, and also manages other equity funds advised by Davis Advisors.  Mr. Davis served as Assistant Portfolio Manager and Research Analyst working with Shelby M.C. Davis from September 1989 through September 1995. Feinberg has served as a Portfolio Manager of Davis New York Venture Fund since May 1998 and also manages other equity funds advised by Davis Advisors.  Mr. Feinberg started with Davis Advisors as a Research Analyst in December 1994.

Approximately 20% of the Fund’s assets are managed by Davis and Feinberg. Davis Advisors manages equity funds using the Davis Investment Discipline. Davis Advisors conducts extensive research to try to identify businesses that possess characteristics it believes foster the creation of long-term value, such as proven management, a durable franchise and business model, and sustainable competitive advantages. Davis Advisors aims to invest in such businesses when they are trading at a discount to their intrinsic worth. Davis Advisors emphasizes individual stock selection and believes that the ability to evaluate management is critical. Davis Advisors routinely visits managers at their places of business in order to gain insight into the relative value of different businesses. Such research, however rigorous, involves predictions and forecasts that are inherently uncertain.

Over the years, Davis Advisors has developed a list of characteristics that it believes help companies to create shareholder value over the long term and manage risk. While few companies possess all of these characteristics at any given time, Davis Advisors searches for companies that demonstrate a majority or an appropriate mix of the following characteristics:

First-Class Management

•	Proven track record
•	Significant personal ownership in business
•	Intelligent allocation of capital

Prospectus

•	Smart application of technology to improve business and lower costs

Strong Financial Condition and Satisfactory Profitability
•	Strong balance sheet
•	Low cost structure
•	High after-tax returns on capital
•	High quality of earnings

Strong Competitive Positioning
•	Non-obsolescent products / services
•	Dominant or growing market share
•	Participation in a growing market
•	Global presence and brand names

After determining which companies it wishes to own, Davis Advisors then turns its analysis to determining the intrinsic value of those companies’ common stock. Davis Advisors seeks common stock which can be purchased at attractive valuations relative to their intrinsic value. Davis Advisors’ goal is to invest in companies for the long term. Davis Advisors considers selling a company if it believes the stock’s market price exceeds the Advisor’s estimates of intrinsic value, or if the ratio of the risks and rewards of continuing to own the company is no longer attractive.

Bill D’Alonzo and Team
Friess Associates, LLC
115 E. Snow King Avenue
Jackson, WY 83001

Bill D’Alonzo is the lead manager for the segment of the Fund’s assets managed by Friess Associates, LLC (“Friess”).  D’Alonzo has been in the investment business since 1978, is Chairman of the Brandywine Funds and is Chief Executive and Chief Investment Officer of Friess.  Friess has been an investment manager to Masters’ Select Equity Fund since its inception in 1996.

Approximately 10% of the Fund’s assets are managed by D’Alonzo and his team.  D’Alonzo invests in stocks of well-financed issuers that have proven records of profitability and strong earnings momentum.  Emphasis is placed on companies with market capitalization of less than $5 billion.  These companies are likely to be lesser-known companies moving from a lower to higher market share position within their industry groups, rather than the largest and best-known companies in these groups.

D’Alonzo may, however, purchase common stocks of well-known, highly researched mid-sized and large companies if the team believes that those common stocks offer particular opportunity for long-term capital growth.

In selecting investments, D’Alonzo considers financial characteristics of the issuer, including historical sales and net income, debt/equity and price/earnings ratios, and book value.  D’Alonzo may also review research reports of broker-dealers and trade publications and, in appropriate situations, meet with management.  Greater weight is given to internal factors, such as product or service development, than to external factors, such as interest rate changes, commodity price fluctuations, general stock market trends and foreign-currency exchange values.  A particular issuer’s dividend history is not considered important.

Prospectus

Mason Hawkins
Southeastern Asset Management, Inc.
6410 Poplar Avenue
Memphis, TN 38119

Mason Hawkins is the lead portfolio manager for the portion of the Fund’s assets run by Southeastern Asset Management, Inc. (“Southeastern”).  Hawkins has been in the investment business since 1972 and was one of the original founders in 1975 of Southeastern, of which he is now the majority owner.  He has managed the Longleaf Partners Fund since its inception in 1987 and the Longleaf Partners International Fund since its inception in 1998. Southeastern has been an investment manager to Masters’ Select Equity Fund since its inception in 1996.

Approximately 20% of the Fund’s assets are managed by Southeastern, which uses a value-oriented approach to picking stocks.  The firm considers companies of all sizes, although most of its portion of the Fund’s assets are expected to be invested in mid-sized and larger companies.  Southeastern has the flexibility, but not the requirement, to invest up to 50% of its portfolio segment in the securities of foreign companies.

Southeastern focuses on securities of companies believed to have unrecognized intrinsic value and the potential to grow their economic worth.  Southeastern believes that superior long-term performance can be achieved when positions in financially strong, well-managed companies are acquired at prices significantly below their business value and are sold when they approach their corporate worth.  Corporate intrinsic value is determined through careful securities analysis and the use of established disciplines consistently applied over long periods of time.  Securities that can be identified and purchased at a price significantly discounted from their intrinsic worth not only protect investment capital from significant loss but also facilitate major rewards when the true business value is ultimately recognized.  Seeking the largest margin of safety possible, Southeastern requires at least a 40% market value discount from its appraisal of an issuer’s intrinsic value before purchasing the security.

To determine intrinsic value, current publicly available financial statements are carefully scrutinized, and two primary methods of appraisal are applied.  The first assesses what Hawkins believes to be the real economic value of the issuer’s net assets; the second examines the issuer’s ability to generate free cash flow after required or maintenance capital expenditures.  After free cash flow is determined, conservative projections about its rate of future growth are made.  The present value of that stream of cash flow plus its terminal value are then calculated using a discount rate based on expected interest rates.  If the calculations are accurate, the present value would be the price at which buyers and sellers negotiating at arm’s length would accept for the whole company.  In a concluding analysis, the asset value determination and/or the discounted free cash flow value are compared with business transactions of comparable corporations.  Other considerations used in selecting potential investments include the following:

•     Indications of shareholder-oriented management

•     Evidence of financial strength

•     Potential earnings improvement

Clyde McGregor, CFA
Harris Associates L.P.
Two North LaSalle Street
Suite 500
Chicago, IL  60602

Clyde McGregor is the portfolio manager responsible for the segment of the Equity Fund’s assets allocated to Harris Associates, L.P. (Harris). McGregor is a portfolio manager at Harris and currently manages the Oakmark Equity and Income Fund and the Oakmark Global Fund.  McGregor joined Harris in 1981 as an analyst with broad industry coverage across the market capitalization spectrum.  He has 31 years of experience in the investment business, having spent four years as an investment officer at The Northern Trust Company prior to joining Harris. McGregor became a portfolio manager at Harris in the late 1980’s and is one of three voting members of the domestic Stock Selection Group that develops Harris’ domestic equity “approved list.”

Prospectus

McGregor is responsible for managing approximately 20% of the Equity Fund’s assets.  McGregor considers businesses whose shares are trading at a 30% or greater discount from his assessment of their intrinsic value. This assessment is based on the price buyers have paid for similar companies in private transactions and/or Harris’ discounted cash flow analysis. To avoid value traps, McGregor wants to own companies that he expects will see their intrinsic value per share grow. In addition, his goal is to own businesses that “have vitality” and an ongoing reason to exist.  Finally, he is looking to invest in companies run by management teams that treat shareholders as partners. McGregor will consider selling a stock as it approaches fair value; if there are other ideas that are significantly more compelling; if company fundamentals deteriorate without an adequate decline in valuations; or if he feels management is no longer acting in shareholders’ best interests.

Frank Sands, Jr., CFA
A. Michael Sramek, CFA
Sands Capital Management
1101 Wilson Boulevard
Suite 2300
Arlington, VA 22209

Frank Sands, Jr. is the lead portfolio manager for the segment of the Equity Fund managed by the team at Sands Capital Management, LLC (“Sands Capital”).  Sands is currently Chief Executive Officer and Chief Investment Officer at Sands Capital.  Prior to joining Sands Capital, he was a portfolio manager and research analyst with Fayez, Sarofim and Company.  Sramek began his investment career as a research analyst at Mastrapasqua & Associates in 2000 prior to joining Sands Capital in 2001.  He is a Senior Portfolio Manager and Senior Research Analyst at Sands Capital.  Sands Capital Management was founded in February 1992 with the belief that a dedicated investment team committed to, and focused on, a high-quality growth investment strategy could create wealth for its clients over time. The investment strategy has been developed by Frank Sands, Sr., the current Chairman of Sands Capital, who entered the investment management industry as an analyst in 1969. Besides Sands Jr. and Sramek, the investment team is comprised of six senior members, who are supported by five research analysts and nine research associates. The firm is independent and 100% employee owned.

Sands manages approximately 10% of the assets of the Equity Fund.  Sands believes that over longer periods of time, stock prices track earnings growth. The investment objective is to identify companies that can sustain above-average earnings growth relative to the broader market, typically over the next three to five years. Sands believes great investment ideas are rare, and runs a concentrated portfolio of high-quality, seasoned, growing businesses across an array of attractive and growing business spaces. Grassroots research—bottom-up and company focused—is the cornerstone of Sands’ investment process.   All research analyses and conclusions are internally generated using a variety of internal and external data sources.

Sands seeks to identify the potential leaders in attractive business spaces. To identify such companies, Sands evaluates six key factors. 1) Sustainable above-average earnings growth. The goal is to identify the key drivers of revenue and earnings growth that will allow a company to grow faster than the broad market for at least the next several years. They generally want holdings to have at least 15% to 16% annualized growth. 2) Leadership position in a promising business space. The team looks for companies with large and preferably growing market share. These companies typically achieve greater profitability than their peers. 3) Significant competitive advantage/unique business franchise. The team looks for companies with pricing power and significant barriers to entry.  Simply said, they are looking for moats to protect the business franchise. 4) Clear mission and value-added focus. They examine management’s historical ability to execute business plans and evaluate customer feedback. They like to see an independent board of directors, a low percentage of stock options going to top management, the CEO’s salary aligned with shareholders’ interests (not excessive), and conservative accounting practices. 5) Financial strength. They prefer little or no debt, prudent use of leverage and rising levels of cash. They frequently expect to see increasing return on invested capital over the period of time they own a business. 6) Rational valuation relative to market and business prospects. While the team focuses their work on the business aspect of potential portfolio companies they do pay attention to valuation. When adding new companies to the portfolio they are willing to pay a rational price, often a perceived premium. Over time they tend to ignore short-term stock price movements and rarely if ever sell a company just on valuation alone.

Prospectus

To determine whether a company meets these criteria, one or more members of the investment team build the investment case. The investment case includes a proprietary detailed earnings model, an explanation as to exactly how the company meets the six criteria listed above, the key metrics by which the company can be measured, the outstanding/unresolved issues relating to the company, and the hypothetical sell case for the company. This information is shared with the larger investment team, and a vetting process ensues. The vetting process can last from several weeks to several months, during which additional questions are asked and answered, and additional information is gathered. After all outstanding issues are resolved, and with significant input from the investment team, the final investment decision is made.

Robert Turner, CFA
Christopher McHugh
William McVail, CFA
Turner Investment Partners
1205 Westlakes Drive
Suite 100
Berwyn, PA 19312

Bob Turner, CFA is the lead portfolio manager for the portion of the Equity Fund’s assets managed by Turner Investment Partners, Inc (“Turner Investments”). Turner has served as Chairman and Chief Investment Officer of Turner Investments since 1990. He is the lead portfolio manager for Turner Investments’ Large Cap Growth, Global Growth and Turner’s Market Neutral investment strategies.  He is a member of the analyst team that covers the technology and telecommunications sector.  Christopher K. McHugh, also a co-founder, is Vice President and also serves as a senior portfolio manager at Turner Investments. He is the lead portfolio manager for Turner Investments’ Midcap Growth and Concentrated Global Growth and Long/Short investment strategies.  He is a member of the analyst team that covers the technology and telecommunications sector.  Bill McVail, CFA, is a senior portfolio manager and the lead manager of Turner’s Small Cap Growth strategies and is also the co-manager of their Concentrated Growth and  Micro Cap Growth strategies.  Prior to joining Turner in he was a portfolio manager with PNC Equity Advisors. Turner Investments was founded in 1990 by Bob Turner, Mark Turner, and Chris McHugh. It is 100% employee owned, and approximately 75% of employees are owners (as of December 31, 2008).

Turner Investments manages approximately 10% of the assets of the Equity Fund.  They take a team approach to investment management. Each member of the U.S. Growth Equity Investment Team has responsibility for the analysis of and purchase/sale recommendations for stocks within a specific market sector. Some team members have additional responsibility as lead or back-up managers for Turner’s various equity strategies (e.g., small-cap growth, mid-cap growth, large-cap growth). Turner believes the best investment decisions result from informed collaboration between the senior portfolio manager and a team of experienced analysts. Analysts are expected to be experts in their sectors and portfolio managers are relied upon to implement Turner’s investment discipline for their particular strategy.

Turner’s investment philosophy is that earnings expectations drive stock prices. Turner wants to buy companies whose growth is accelerating faster than the market consensus expects, and tries to avoid companies whose growth is slowing. The firm applies the same investment process to all of its equity portfolios, which combines quantitative, fundamental, and technical analysis. Turner's proprietary quantitative model ranks companies by sector and market capitalization based on numerous factors that Turner has determined to have the best predictive value in terms of future performance. Turner’s portfolio managers and sector analysts focus on the screen's top-ranked companies (or companies moving up in the screen) in each sector for their fundamental research. Fundamental analysis centers on identifying companies with accelerating revenue and earnings growth, large potential market opportunity, and expanding margins, among other growth characteristics that will lead to better-than-expected earnings. This process can involve meeting with company management, talking to industry experts and competitors, and attending trade shows/conferences in an effort to anticipate changes in the outlook for corporate earnings. Once a stock is targeted for purchase (or sale in the case of a current holding), technical analysis is used to identify attractive entry (or exit) price points, although Turner may sell quickly if a company misses earnings. Valuations are not a critical element of the buy or sell decision.

Prospectus

A current holding becomes a candidate for sale based upon evaluation of Turner’s three elements of investment criteria: model ranking, fundamental analysis, and technical analysis. If any one of these three elements turns negative, Turner carefully evaluates the fundamentals. Sell candidates are reviewed jointly by portfolio managers and sector analysts. However, the lead portfolio manager has final decision-making authority.

Richard T. Weiss
Wells Capital Management, Inc.
100 Heritage Reserve
Menomonee Falls, WI 53051

Dick Weiss is the portfolio manager for the segment of the Fund's assets managed by Wells Capital Management, Inc. (“Wells Capital”).  Mr. Weiss has been in the investment business since 1975 and is currently Senior Portfolio Advisor for Wells Capital.  Previously, he had been the manager or co-manager of the Wells Fargo Advantage Common Stock Fund (previously known as the Strong Common Stock Fund) from March 1991 until March 2008.  Prior to this, Dick was a partner/portfolio manager at Stein Roe & Farnham in Chicago where he began his career, starting as a research analyst, in 1975.  Mr. Weiss continues an informal relationship with the Wells Capital Management Core Equity team which manages the Wells Fargo Advantage Common Stock Fund.  Weiss has managed a portion of Masters’ Select Equity Fund assets since the inception of the Fund in 1996 and a portion of Masters’ Select Smaller Companies Fund since its inception in 2003.

Approximately 10% of the Fund's assets are managed by Weiss.  He invests in stocks of small and mid-sized companies that are undervalued either because they are not broadly recognized, are in transition, or are out of favor based on short-term factors.  Weiss also has the flexibility to invest in the stocks of larger companies if in his opinion they offer the potential for better returns. In seeking attractively valued companies, Weiss focuses on companies with above-average growth potential that also exhibit some or all of the following:

•	Low institutional investor ownership and low analyst coverage
•	High-quality management
•	Sustainable competitive advantage

Weiss evaluates the degree of under-valuation relative to his estimate of each company's private market value.  This private market value approach is based on an assessment of what a private buyer would be willing to pay for the future cash flow stream of the target company.  Based on his experience, Weiss believes that, except for technology and other high-growth stocks, most stocks trade at between 50% and 80% of private market value.  When trading at the low end of this range, companies take steps to prevent takeover, or they are taken over.  The private market value estimate is applied flexibly, based on the outlook for the industry and the company's fundamentals.

Prospectus

The SAI provides additional information about the portfolio managers’ method of compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Funds.

Prospectus

The Masters’ Select International Fund – Investment Managers

The Fund’s six investment managers pursue the Fund’s objective primarily through investments in common stocks of issuers located outside of the United States.  Each investment manager may invest in securities traded in both developed and emerging markets.  Though there is no limit on emerging market exposure, it is not expected to be a primary focus, and the majority of the Fund’s assets are expected to be invested in stocks of companies listed and domiciled in developed countries.  There are no limits on the Fund’s geographic asset distribution but, to provide adequate diversification, the Fund ordinarily invests in the securities markets of at least five countries outside of the United States.  In most periods it is expected that the Fund will hold securities in more than five countries.  Although the Fund intends to invest substantially all of its assets in issuers located outside of the United States, it may invest in U.S. issues on a limited basis and at times of abnormal market conditions it may invest all of its assets in fewer than five countries.

The Fund’s investment managers emphasize different stock-picking styles and invest in stocks spanning a range of market capitalization.  Litman/Gregory believes that during any given year certain stock-picking styles will generate higher returns than comparable market indexes, while others will lag.  By including a variety of stock-picking styles in this single mutual fund, Litman/Gregory believes that the variability and volatility of returns can be lessened.  Although each manager has the flexibility to invest on a worldwide basis in non-U.S. companies with market capitalization of any size, it is expected that the Fund will have significant exposure to large and mid-sized foreign companies under normal market conditions.

Litman/Gregory’s strategy is to allocate the portfolio’s assets among investment managers who, based on Litman/Gregory’s research, are judged to be among the best relative to their respective peer groups.  Litman/Gregory has focused exclusively on stock pickers who emphasize bottom-up stock-picking rather than macro-driven, top-down country picking.

Litman/Gregory believes that bottom-up stock pickers have an advantage in foreign markets because:

•
It is Litman/Gregory’s opinion that the dynamics that influence individual countries’ markets, including currencies, inflation, economic growth, political factors, regulation and the like, are much more difficult to assess than the prospects and valuation characteristics of individual companies.

•
Litman/Gregory believes that some individual stocks in foreign markets are less closely analyzed (the markets are less “efficient”) than in the United States.  If true, Litman/Gregory believes that this will result in greater opportunities for skilled stock pickers to add value through pure stock selection.

•	Based on Litman/Gregory’s observations, bottom-up stock pickers in foreign markets, on average, seem to perform better than top-down-oriented managers.

Though bottom-up stock-picking is emphasized, each manager also monitors specific macro-factors that he believes are relevant in specific countries.

The investment managers manage their individual portfolio segments by building a focused portfolio representing their highest-confidence stocks.  Under normal conditions, each investment manager’s portfolio segment includes a minimum of 8 and a maximum of 15 securities.  A manager may, on a temporary basis, hold more than 15 securities.  Though the overall Fund may hold more or fewer securities at any point in time, it is generally expected that the Fund will hold between 60 and 90 securities.

Prospectus

Masters’ Select International Fund Portfolio Managers

Bill Fries, CFA
W. Vinson Walden, CFA
Thornburg Investment Management, Inc.
2300 North Ridgetop Road
Santa Fe, NM  87506

Bill Fries is the lead manager for the portion of the Fund's assets managed by the team at Thornburg Investment Management (“Thornburg”).  Fries joined Thornburg in 1995 as a Managing Director and Portfolio Manager.  At Thornburg he has managed the Thornburg International Value Fund since May of 1998 and the Thornburg Value Fund since October 1995.  Fries has been an investment manager to Masters' Select International Fund since September 2003.  Vinson Walden joined Thornburg in 2002 and is co-portfolio manager and a Managing Director at the firm.

Fries has been in the investment management business since the early 1970's.  Prior to joining Thornburg he was Vice President of equities at USAA Investment Management Company, where he created the investment strategy for the USAA Income Stock Fund and was its original portfolio manager.  Fries also began managing the USAA Aggressive Growth Fund in early 1994 and he was in charge of the Basic Value Sector of the USAA Cornerstone Fund from 1984 to 1988.  Also at USAA, he served as investment advisor to the company's employee benefit plans and managed its insurance company equity portfolios from 1984 to 1988.  Fries began his investment career as a securities analyst and bank investment officer.  He received his designation as a Chartered Financial Analyst in 1974.  Fries also served in the U.S. Marine Corps as a Communications Officer from 1961 to 1964.  Walden began his investment career as an Associate at Lehman Brothers in 1998 and also worked as an Associate at IBIS Management prior to joining Thornburg in 2002.

Approximately 20% of the Fund's assets are managed by Fries and his team.  He believes that a bottom-up approach to investing in undervalued securities will generate above-average returns with below market risk.  His idea of value centers on his assessment of the intrinsic worth of an investment.  The goal is to uncover promising companies with sound business fundamentals at a time when their intrinsic value is not fully recognized by the marketplace.

Thornburg's initial search for investment ideas involves the use of quantitative screens as well as other sources.  Starting with the international equity universe, Thornburg screens their databases for companies that appear attractive across a number of value parameters.  Thornburg looks for securities that have low price-to earnings, low price-to-cash flow and low price-to-book ratios.  Companies ranging from small-cap to large-cap are considered.  Additionally, screens are employed in order to identify stocks where business prospects may be improving.  The typical screen generates a list exceeding 125 stocks from which, only a few may be selected for further research.

Thornburg will not purchase a security simply because it is priced cheaply relative to the market.  The investment team spends the majority of its time on internal, bottom-up research, in its effort to understand the fundamental merit of each stock that has been identified as promising.  These efforts include financial statement analysis, discussions with senior management of the companies, as well as consideration of the company's competitors, suppliers and clientele.  Fries seeks to uncover companies with promising prospects that are not yet reflected in the price of the stock.  Many of the investments made may be contrary to the popular consensus at the time of purchase.  Ultimately, Fries and his team attempt to estimate the business value of each company.  In addition to estimating the business value for each stock, the analysis also seeks to identify where potential weaknesses may lie in an attempt to minimize downside risk.  Each of the researched stocks is classified into a category of value:

•	Basic Value – Stocks of financially sound companies with established businesses that are selling at low valuations relative to the company's net assets or potential earning power

Prospectus

•	Consistent Earners – Companies with steady earnings and dividend growth that are selling at attractive values and are priced below historical norms
•	Emerging Franchises – Companies in the process of establishing a leading position in a product, service or market that is expected to grow at an above average rate

The dynamics of the companies in those categories differ and, therefore, merit specific consideration within the context of that category.  For example, Basic Value companies are generally more cyclically oriented than Emerging Franchises and require analysis of the companies' product cycles and the historical and prospective impact of the economy on their business.  Within the context of each value category, the team evaluates the most attractive prospects.  Generally, Fries' segment of the Fund's portfolio is expected to include stocks from each category.  Because of the diversification across these categories, Fries' portfolio will typically be eclectic and not easily labeled as "growth" or "value," "small-cap" or "large-cap."

James Gendelman
Marsico Capital Management, LLC
1200 17th Street, Suite 1600
Denver, CO  80202

James Gendelman is the portfolio manager for the portion of the Fund’s assets allocated to Marsico Capital Management, LLC (“Marsico”).  Gendelman has been in the investment business since 1987, and has served as the international equities portfolio manager and a senior analyst of Marsico since May 2000.  Prior to joining Marsico, Gendelman spent 13 years as a Vice President of International Sales for Goldman, Sachs & Co.  He holds a Bachelor’s degree in Accounting from Michigan State University and an MBA degree in Finance from the University of Chicago.  Gendelman was a certified public accountant with Ernst & Young from 1983 to 1985.  Gendelman has been an investment manager to Masters’ Select International Fund since February 2005.

Gendelman is responsible for managing approximately 17% of the Fund’s assets, although it is the current intention of the Advisor to gradually increase this allocation over time.  In selecting investments for the Fund, Gendelman takes a research intensive hands-on fundamental approach.

Gendelman believes in combining top-down macroeconomic and thematic views with bottom-up stock selection to identify high-quality companies with attractive growth characteristics.  The ultimate objective is to find companies with earnings-growth potential that may not be recognized by the market at large.  He is typically drawn to companies where he can tangibly identify a sustainable market advantage, an event that could realize franchise value, or a unique low-cost advantage relative to competition.  In determining whether a particular company is suitable for investment, Gendelman and his team consider a number of different attributes.  These may include the company’s specific market expertise or dominance, its franchise durability and pricing power, financial attributes (with a preference for strong balance sheets, improving returns on equity, and the ability to generate free cash flow), the quality of management, and valuations in the context of the investment team’s projected growth rates.

In order to be flexible across the growth spectrum, Gendelman divides the growth universe into three categories—core growth, aggressive growth, and lifecycle change.  Core growth companies represent a group that they have extensively modeled and where, in Gendelman’s view, the conviction level is high.  Aggressive growth companies are those that are generally trading at a premium valuation to their sector and/or market, but that also have higher growth expectations.  This category could also include higher-risk companies such as those in emerging markets or industries that are in the early stages of fast growth.  Lifecycle change companies are those that Gendelman believes to be undergoing meaningful fundamental change such as new management, new products, or divestiture.

Prospectus

In identifying specific companies to research, Gendelman may consider macro-economic factors such as interest rates, inflation, central bank policy, credit spreads, the regulatory environment and the global competitive landscape.  In addition, Gendelman may also examine other factors such as industry consolidation and the sustainability of economic trends.  The objective of this “top-down” analysis is to identify sectors, industries and companies that may benefit from the overall trends Gendelman has observed.

In researching companies, Gendelman and his team rely heavily on fundamental analysis.   Fundamental work generally starts with building a detailed financial model of a company.  The objective of this exercise is to identify key leverage points in the business that may drive earnings and cash flow.  Fundamental work also involves meeting with various levels of a company’s management and often also with its customers, suppliers, distributors, and competitors.  These meetings help Gendelman and his team confirm key leverage points in a business model and gain confidence in the overall business strategy.

Gendelman does not follow a rigid valuation discipline.  Rather, a company’s valuation is assessed on an ongoing basis in the context of its fundamentals, industry, and its stage of growth. Gendelman’s assessment of what stage the economic cycle is in may impact his valuation sensitivity.  Gendelman uses a variety of valuation metrics depending upon company-specific circumstances.  For example, he may use discounted-cash-flow analysis if he expects significant change in future cash flow, while for more mature industries he may find “metrics” such as price-to-earnings and free cash flow yield just as useful.

A stock may be sold for four main reasons.  A significant change in Gendelman’s macro or thematic outlook could lead to a shift in portfolio emphasis and trigger a sale. Valuations may become too expensive in relation to underlying earnings growth fundamentals.  An adverse change in fundamentals relative to the team’s expectations may also result in a sale.  Finally, a superior new idea can displace an existing holding.

David G. Herro, CFA
Harris Associates L.P.
Two North LaSalle Street
Suite 500
Chicago, IL 60602

David Herro is the portfolio manager for the portion of the assets allocated to Harris Associates L.P. (Harris).  Harris, based in Chicago, is a wholly-owned subsidiary of Natixis Global Asset Management.  Herro has managed The Oakmark International Fund, The Oakmark International Small Cap Fund and The Oakmark Global Select Fund since their inception in 1992, 1995 and 2006, respectively. Herro earned a B.S. degree in Accounting from the University of Wisconsin-Platteville and an M.A. degree from the University of Wisconsin-Milwaukee.  He has been in the investment business since 1986.  Herro has been an investment manager to Masters’ Select International Fund since its inception in 1997.

Approximately 20% of the Fund’s assets are managed by Herro, who employs a highly-disciplined, bottom-up approach to stock picking.  When evaluating potential investments, three key factors are typically assessed:

•     Companies trading at less than 60% of the firm’s estimate of underlying business value

•     Free cash flows and intelligent investment of excess cash

•     High level of manager ownership

Herro begins with an investment universe of 5,000 to 6,000 non-U.S. stocks that are publicly traded and have information readily available.  Herro then screens these stocks.  The first screen is a “country cut” which eliminates stocks of countries that he believes do not have the adequate legal/regulatory structure and investment infrastructure in place to protect the interests of shareholders.  Once such countries are eliminated, the next cut is one of market capitalization, eliminating those stocks whose market capitalizations are too small or do not trade at sufficient levels of liquidity.  The final cut is one of valuation.  After eliminating those stocks whose valuations are unreasonably high, Herro is left with a working list of approximately 200 to 300 stocks to begin applying his value discipline.

Prospectus

Herro employs several risk controls that he considers important when constructing international portfolios:

•     Currency risk

•     Political risk

•     Individual security/company-specific risk

Due to his bottom-up approach, Herro focuses on stock selection rather than industry or country selection.  Currency hedging is done defensively and only if the dollar appears excessively undervalued.  Hedging is based on real interest rate spreads, purchasing power parity differentials and differences in growth and productivity.

Theodore J. Tyson
Douglas R. Allen
Mastholm Asset Management, LLC
10500 N.E. 8th Street
Suite 1725
Bellevue, WA 98004

Ted Tyson is the Chief Investment Officer and a Portfolio Manager of Mastholm Asset Management, LLC (“Mastholm”).  Prior to forming Mastholm in 1997, Tyson was the founder and head of international equity at American Century Investment Management, which he joined in 1988.  He has been in the investment business since 1984. The Mastholm portfolio is managed by a team of portfolio managers led by Ted Tyson and Doug Allen. Tyson and Allen worked together at American Century.  Mastholm has been an investment manager to Masters’ Select International Fund since October 1999.

Approximately 18% of the Fund’s assets are managed by the Mastholm team.  Mastholm’s investment approach is bottom-up all capitalization growth, primarily in developed markets.

Mastholm screens a universe of 28,000 companies on a daily basis to identify stocks with accelerating earnings or positive news impacting current or future earnings.  Companies that pass their initial screens are reviewed to identify purchase candidates with the following characteristics:

•     Clarity of accounting and confirmation of real earnings growth

•     Operating results significantly higher than analysts’ expectations

•     Wide divergence of analysts’ expectations

•     Stock price below historical average range

•     Trading liquidity that meets guidelines

Candidates with these characteristics become the highest priorities for fundamental analysis by the team.  Fundamental research is allocated among the portfolio managers based on country or industry expertise.

The fundamental analysis process is designed to uncover catalysts that drive earnings not fully recognized by the market.  Industry analysts are interviewed to understand the assumptions that led to their original earnings forecast, companies are contacted to discuss how their explanation differs from that of industry analysts and to identify trends not recognized or fully discounted by the market.  Competitors, suppliers and vendors are questioned to cross-reference the information garnered from analysts and companies.  The portfolio managers spend a significant amount of time visiting with companies abroad that are in the portfolio or under consideration.

Prospectus

Investments are primarily concentrated in developed markets.  Mastholm tends to remain fully invested in stocks at all times, and does not hedge currencies except under rare circumstances.

Amit Wadhwaney
Third Avenue Management, LLC
622 Third Avenue
New York, NY  10017

Amit Wadhwaney is the portfolio manager for the segment of the Fund’s assets managed by Third Avenue Management, LLC (“Third Avenue”).  Wadhwaney has been in the investment business since 1988.  Earlier in his career he was a securities analyst and, subsequently, Director of Research for MJ Whitman, Inc, an affiliate of Third Avenue.  Prior to joining Third Avenue in 1999 as a foreign-securities analyst, Wadhwaney was a portfolio manager of the Carl Marks Global Value Fund, L.P.  He has been the manager of the Third Avenue International Value Fund since its inception in 2001.  Wadhwaney has been an investment manager to Masters’ Select International Fund since February 2005.

Wadhwaney manages approximately 15% of the Fund’s assets.  He manages portfolios with a value-oriented style that is focused on buying and holding stocks of businesses that he believes are “safe” and that are selling significantly below their intrinsic value.  To meet the safe criterion, businesses must be understandable and have strong finances and competent management.  A business’s finances are considered strong if the company has quality assets and if it is not heavily dependent on external capital by virtue of low debt levels in comparison to its existing and future cash resources.  Value is measured in various ways depending on the nature of a business, but in general, valuations are assessed based on either liquidation value or what a private buyer is willing to pay for the business.  In addition, Wadhwaney prefers businesses that are likely to compound their value over time. This could arise from a company’s leadership position in the industry or management’s ability to convert its resources in a competent fashion (such as sales of surplus land, purchases of businesses, re-financings, spin-offs, reorganizations, or repurchases of stock).

Wadhwaney’s research objective is to develop a comprehensive understanding of a company’s business model and its environment, assess its true value, and to compare the company’s position within its industry.  Significant emphasis is placed on the quality of management and the transparency a company provides with respect to real and contingent liabilities that may affect the integrity of the balance sheet.  Fundamental research is relied on to make these assessments, and focuses on analyzing the balance sheet rather than forecasting future revenues and earnings.  Wall Street research is seldom utilized.  Stockholder mailings, regulatory filings, financial statements, industry publications and conferences, and field research are utilized as primary sources of information on a company.  Interviewing company management, and meeting its peers, suppliers, and customers is also an important part of the process.

Wadhwaney tends to hold stocks for multi-year periods.  He will generally sell an investment only when there has been a fundamental change in the business or capital structure of the company that significantly reduces the investment's inherent value, or when he believes the stock is clearly overvalued relative to his assessment of the underlying intrinsic value of the business.

Prospectus

Howard Appleby, CFA
Jean-Francois Ducrest
James LaTorre, CFA
Edward Wendell
Northern Cross, LLC
125 Summer Street, Suite 1470
Boston, MA 02110

Howard Appleby, Jean-Francois Ducrest, Jim LaTorre and Ted Wendell comprise the portfolio management team for the segment of the Fund’s assets run by Northern Cross, LLC (“Northern Cross”).  Appleby, Ducrest, LaTorre and Wendell are the co-founders and principal owners of Northern Cross.  Hakan Castegren, President of Northern Cross Investments Ltd., consults with Northern Cross regarding investment themes and ideas.  Castegren has managed the Harbor International Fund since December 1987.  Northern Cross, LLC was appointed co-subadviser to the Harbor International Fund along with Northern Cross Investments, Ltd. on February 12, 2009.  Appleby, a British citizen, has been engaged in the investment business since 1982.  Having started as an equity analyst for W. Greenwell & Co. covering basic materials and energy, Appleby moved to the USA in 1986 to pursue a 16 year sell-side career serving U.S. portfolio managers investing in non-U.S. equities in various research, sales and management roles.  This culminated in a senior equity sales/management position with ABN AMRO from 1994 to 2002.  Appleby had a sell-side relationship with Castegren beginning in 1996 that involved presenting stock ideas on a regular basis, which eventually led to him becoming part of the investment group as an analyst in 2002.  In 2003 he became a founding partner and portfolio manager of Northern Cross.  Ducrest, a French citizen, has been engaged in the international equity business since 1988.  He started his career on the sell-side as an equity analyst at Paris-based European broker Cheuvreux, covering multiple sectors including industrials, consumers and utilities.  Between 1995 and 2001 he was a Senior Vice President and Principal of Cheuvreux’ New York based U.S. operation serving U.S. institutions investing in European equities.  Ducrest’s sell-side relationship with the group dates to 1992 when he began presenting stocks for potential inclusion in Castegren’s managed products.  Ducrest joined the investment group as an analyst in 2002, and in 2003, he became a founding partner and portfolio manager of Northern Cross.  LaTorre began his career in the investment industry in 1982 with Merrill Lynch in New York.  In 1989, he became Vice President of Investments with the Ivy Fund group where he managed the Ivy Growth with Income Fund and co-managed the Ivy Growth Fund.  In 1992, LaTorre began working with Castegren who was managing the Ivy International Fund and the Harbor International Fund.  He became Director of Research for Mr. Castegren in 1993.  From 1996 to 2002 LaTorre also managed the Harbor International Fund II.  In 2003, he became a founding partner and portfolio manager of Northern Cross.  Wendell has been involved in the investment management business since 1985 when he began his association with Castegren.  During that period, Mr. Wendell provided operational support to the investment process developed by Mr. Castegren, and provided non-U.S. equity investment programs for mutual funds, ERISA plans and high net worth individuals.

Northern Cross is initially targeted to manage approximately 10% of the International Fund’s assets.  The team’s investment philosophy and process are characterized by:

•	An in-depth understanding of a company and its industry leads to a long investment time horizon (3-5+ years) and results in low portfolio turnover
•	Analysis of the attractiveness of countries and industries from a top-down perspective, though stocks are selected on a bottom-up basis
•	Stock selection, not top-down views, determines industry and country weightings
•	Low portfolio turnover minimizes transaction and market-impact costs
•	An emphasis on quality “blue chip” companies with long-term catalysts that will lead to expanding profit margins
•	A willingness to think independently and deviate significantly from benchmark industry and country weightings
•	Concentration in their best ideas with the most attractive risk/reward potential

Prospectus

The investment process encompasses a top-down, thematic approach coupled with intensive, fundamental, bottom-up industry and company analysis.  It is not uncommon for an idea to be monitored for years before a position is taken.  Research is focused on identifying secular trends (rather than shorter-term cycles) that will drive margin expansion.  Patient due diligence of companies, countries and regions are critical to the investment process.  The sub-advisor believes this due diligence, in combination with a top-down investment theme, provides the best opportunity to invest in truly undervalued companies.  Before qualifying a country for investment, the sub-advisor analyzes the stability of its currency, political, social, and economic environment and its legal infrastructure.  Consequently, the team focuses on companies located in Europe, the Pacific Basin and emerging industrialized countries whose economic and political regimes appear stable and are believed to provide adequate protection to foreign shareholders.

Among the long-term drivers of stock price appreciation the team looks for are the following:

•	Margin expansion
•	Pricing power driven by industry consolidation
•	Franchise value
•	Restructuring
•	Asset plays

On-site company meetings play an important role in the portfolio construction process, with each firm held in the portfolio visited at least twice per year.  Contact with company management and other key people serve to help the team gain insight and understanding of the business’s operations and judge the strength of company management.  The sub-advisor utilizes a worldwide network of brokers/traders and local contacts for additional insight and trade execution.

Rigid buy/sell price targets are avoided and the relative attractiveness of a stock or group of similar stocks is continuously evaluated.  No single set of metrics is used to value all companies.  Typically, the team looks for companies with strong and sustainable market positions that are selling at low price/earnings multiples relative to other stocks in the same country and industry.  In addition to assessing a company’s relative P/E ratio, other valuation metrics considered include the potential for long-term margin expansion compared to the enterprise value/sales multiple, the long-term sustainable free cash flow yield, and the absolute P/E ratio looking many years out.

Positions are commonly sold when:

•	A new idea presents better risk/reward characteristics
•	The stock’s price reaches the underlying business value
•	There is an adverse change in the economic, political or regulatory environment
•	Management fails to execute their business plan
•	There is an overwhelming change in the company’s policy of shareholder rights

The team does not plan to hedge currencies.  However, in a market where the local currency is expected to be weak, investments are often made in companies with assets or earning streams denominated in U.S. dollars.

The SAI provides additional information about the portfolio managers’ method of compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Funds.

Prospectus

The Masters’ Select Value Fund – Investment Managers

Litman/Gregory’s strategy is to allocate the portfolio’s assets among investment managers who, based on Litman/Gregory’s research, are judged to be among the best in the value style.  The investment managers manage their individual portfolio segments by building a focused portfolio representing their highest-confidence stocks.  Under normal conditions, each investment manager’s portfolio segment includes a minimum of 8 and a maximum of 15 securities.  A manager may, on a temporary basis, hold more than 15 securities.  Though the overall Fund may hold more or fewer securities at any point in time, it is generally expected that the Fund will hold between 32 and 60 securities.

Each of the Fund’s investment managers have his/her own unique approach to company analysis and may define value differently.  Each has the freedom to invest to a limited extent in foreign stocks and the stocks of smaller companies.  However, with the exception of Mike Embler and Peter Langerman, the investment managers primarily focus on mid- and large-sized U.S.-based companies and are less likely to own foreign domiciled companies or stocks of small companies.  Embler and Langerman are more likely to invest in foreign stocks and securities of distressed companies.

The Value Fund is structured as a non-diversified fund.  Diversification is a way to reduce risk by investing in a wide range of securities.  Although the Value Fund is structured as a non-diversified fund, it is likely that most of the time the portfolio will be diversified.  In instances when the Value Fund’s portfolio is not diversified, it may own large positions in a small number of securities.   Because the change in value of any one security owned by the Value Fund may have a significant effect on the daily NAV of the Value Fund, the share price may be expected to fluctuate more than that of a diversified fund.  Significant fluctuations may affect the performance of the Value Fund.

Masters’ Select Value Fund Portfolio Managers

Mason Hawkins
Southeastern Asset Management, Inc.
6410 Poplar Avenue
Memphis, TN 38119

Mason Hawkins is the lead portfolio manager for the portion of the Fund’s assets run by Southeastern Asset Management, Inc. (“Southeastern”).  Hawkins has been in the investment business since 1972 and was one of the original founders in 1975 of Southeastern, of which he is now the majority owner.  He has managed the Longleaf Partners Fund since its inception in 1987 and Longleaf Partners International Fund since its inception in 1998.  Hawkins has been an investment manager to Masters’ Select Value Fund since its inception in June 2000.

Approximately 30% of the Fund’s assets are managed by Southeastern.  The firm considers companies of all sizes, although most of its portion of the Fund’s assets are expected to be invested in mid-sized and larger companies.

Southeastern focuses on securities of companies believed to have unrecognized intrinsic value and the potential to grow their economic worth.  Southeastern believes that superior long-term performance can be achieved when positions in financially strong, well-managed companies are acquired at prices significantly below their business value and are sold when they approach their corporate worth.  Corporate intrinsic value is determined through careful securities analysis and the use of established disciplines consistently applied over long periods of time.  Securities that can be identified and purchased at a price significantly discounted from their intrinsic worth not only protect investment capital from significant loss but also facilitate major rewards when the true business value is ultimately recognized.  Seeking the largest margin of safety possible, Southeastern requires at least a 40% market value discount from its appraisal of an issuer’s intrinsic value before purchasing the security.

Prospectus

To determine intrinsic value, current publicly available financial statements are carefully scrutinized, and two primary methods of appraisal are applied.  The first assesses what Hawkins believes to be the real economic value of the issuer’s net assets; the second examines the issuer’s ability to generate free cash flow after required or maintenance capital expenditures.  After free cash flow is determined, conservative projections about its rate of future growth are made.  The present value of that stream of cash flow plus its terminal value is then calculated using a discount rate based on expected interest rates.  If the calculations are accurate, the present value would be the price at which buyers and sellers negotiating at arm’s length would accept for the whole company.  In a concluding analysis, the asset value determination and/or the discounted free cash flow value are compared with business transactions of comparable corporations.  Other considerations used in selecting potential investments include the following:

•     Indications of shareholder-oriented management

•     Evidence of financial strength

•     Potential earnings improvement

Clyde McGregor, CFA
Harris Associates L.P.
Two North LaSalle Street
Suite 500
Chicago, IL 60602

Clyde McGregor is the portfolio manager responsible for the segment of the Value Fund’s assets allocated to Harris Associates, L.P. (Harris). McGregor is a portfolio manager at Harris and currently manages the Oakmark Equity and Income Fund and the Oakmark Global Fund.  McGregor joined Harris in 1981 as an analyst with broad industry coverage across the market capitalization spectrum.  He has 31 years of experience in the investment business, having spent four years as an investment officer at The Northern Trust Company prior to joining Harris. McGregor became a portfolio manager at Harris in the late 1980’s and is one of three voting members of the domestic Stock Selection Group that develops Harris’ domestic equity “approved list.”

McGregor is responsible for managing approximately 20% of the Value Fund’s assets.  McGregor considers businesses whose shares are trading at a 30% or greater discount from his assessment of their intrinsic value. This assessment is based on the price buyers have paid for similar companies in private transactions and/or Harris’ discounted cash flow analysis. To avoid value traps, McGregor wants to own companies that he expects will see their intrinsic value per share grow. In addition, his goal is to own businesses that “have vitality” and an ongoing reason to exist.  Finally, he is looking to invest in companies run by management teams that treat shareholders as partners. McGregor will consider selling a stock as it approaches fair value; if there are other ideas that are significantly more compelling; if company fundamentals deteriorate without an adequate decline in valuations; or if he feels management is no longer acting in shareholders’ best interests.

William C. Nygren, CFA
Harris Associates L.P.
Two North LaSalle Street
Suite 500
Chicago, IL 60602

Bill Nygren is the portfolio manager for the portion of assets allocated to Harris Associates L.P (Harris).  Harris, based in Chicago, is a wholly-owned subsidiary of Natixis Global Asset Management.  Nygren joined the firm in 1983 as an Investment Analyst and later served as the firm’s Director of Research from 1990 through 1998.  He has managed The Oakmark Select Fund since its inception in 1996, The Oakmark Fund since April 2000 and The Oakmark Global Select Fund since its inception in 2006. He earned a B.S. degree in Accounting from the University of Minnesota and an M.S. degree in Finance from the University of Wisconsin-Madison.  He has been in the investment business since 1981.  Nygren has been an investment manager to Masters’ Select Value Fund since its inception in June 2000.

Prospectus

Approximately 20% of the Fund’s assets are managed by Nygren, who employs a highly-disciplined, bottom-up approach to stock picking.  When evaluating potential investments, three key factors are assessed:

•     Companies trading at less than 60% of the firm’s estimate of underlying business value

•     Free cash flows and intelligent investment of excess cash

•     High level of manager ownership

Specific “buy” and “sell” targets are set for each security.  Targets are regularly adjusted to reflect changes in a company’s fundamentals; but once set they determine buy and sell decisions. Nygren is flexible in his approach to determining the target price for companies in different industries.  He generally views corporate restructuring, spin-offs and share repurchases as important catalysts in unlocking shareholder value.

Nygren’s philosophy of buying good businesses at inexpensive prices is the cornerstone of his investment process.  By purchasing securities at a discount to underlying value and by partnering with shareholder-oriented management teams, he believes successful investment results over the long term with below average risk can be achieved.

Prospectus

Anne Gudefin, CFA
Peter Langerman
Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078

Anne Gudefin and Peter Langerman are the portfolio managers for the segment of the Fund’s assets managed by Franklin Mutual Advisers, LLC (“Franklin Mutual”).  Gudefin, a Senior Vice President of Franklin Mutual, is also the portfolio manager of the Mutual Qualified Fund and co-manager of the Mutual Discovery Fund.  Gudefin has been in the securities business since 1988.  Prior to joining Franklin Mutual in 2000 she was an analyst covering European equities at Perry Capital.  Langerman, the Chairman, Chief Executive Officer and President of Franklin Mutual, is also the portfolio manager of the Mutual Shares Fund.  He was employed by the State of New Jersey Division of Investments from December 2002 - March 2005; prior to that he spent 17 years at Heine Securities Corporation, the predecessor of Franklin Mutual. Franklin Mutual has managed a portion of Masters’ Select Value Fund assets since the inception of the Fund in June 2000.

Gudefin and Langerman manage approximately 30% of the Fund’s assets.  They work closely with the Franklin Mutual team of research analysts who employ a value approach to investing that seeks to invest in securities selling at a substantial discount to their intrinsic value, taking into consideration, among other factors, the ratios of price-to-cash flow, price-to-free cash flow, price-to-earnings, and price-to-book value.  The firm considers companies of all sizes, although most of its investments are in mid-sized and larger companies.  Franklin Mutual determines what a company would be worth if it were put up for auction and sold – and then seeks to buy at significant discounts.  Consistent with this value approach, Franklin Mutual generally invests in three areas: (1) cheap stocks based on asset values, (2) arbitrage, and (3) bankruptcy situations.  Investments in the latter two categories do not necessarily track broader market moves and, therefore, may tend to mitigate volatility in overall performance.

Franklin Mutual’s research process is bottom-up, with new ideas often coming from news about a company such as corporate restructurings, spin-offs, tender offers, 13D filings and proxy fights. Franklin Mutual also analyzes companies whose share prices have suffered significant declines for reasons such as earnings disappointments and adverse legal judgments.  After identifying a new investment possibility, Gudefin, Langerman and the analysts engage in intensive fundamental research of the company, which often includes meetings with company management, visits to facilities, and discussions with competitors and others knowledgeable about the business.  In addition, Franklin Mutual sometimes takes an activist approach in its investments to try to influence management to create value for all shareholders.

The SAI provides additional information about the portfolio managers’ method of compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Funds.

Prospectus

The Masters’ Select Smaller Companies Fund – Investment Managers

Litman/Gregory’s strategy is to allocate the portfolio’s assets among investment managers who, based on Litman/Gregory’s research, are judged to be among the best in their respective style groups.  The investment managers manage their individual portfolio segments by building a focused portfolio representing their highest-confidence stocks.  Under normal conditions, each investment manager’s portfolio segment includes a minimum of 8 and a maximum of 15 securities.  A manager may, on a temporary basis, hold more than 15 securities.  Though the overall Fund may hold more or fewer securities at any point in time, it is generally expected that the Fund will hold between 50 and 75 securities.

As used in this prospectus, we define a “Smaller Company” as one whose market capitalization falls within the range of market capitalizations of any company in the Russell 2500 Index, as of the most recent reconstitution.  Though the primary capitalization focus of the Fund is in the small-cap sector, we do not believe that small-cap investors should be forced to sell a stock that appreciates beyond the upper thresholds of the small-cap range if the stock picker continues to maintain a high level of conviction with respect to the holding.  This has been a problem with many small-cap funds, as they have, at times, been forced to sell some of their most compelling holdings.  Moreover, occasionally companies in the mid-cap range will be extraordinarily attractive to our investment managers.  Overall, we expect the majority of the Fund’s holdings at any point in time to meet the definition of a small capitalization company, but the Fund has the flexibility to hold mid-sized companies if the investment managers believe that holding these companies will lead to higher overall returns.  The Fund’s managers have the flexibility to invest up to 50% (measured at the time of original investment) of their respective portfolios in mid-cap companies if these stocks qualify as their “highest conviction” holdings.

Masters’ Select Smaller Companies Fund Portfolio Managers

Bill D’Alonzo and Team
Friess Associates, LLC
115 E. Snow King Avenue
Jackson, WY 83001

Bill D’Alonzo is the lead manager for the segment of the Fund’s assets managed by Friess Associates, LLC (“Friess”).  D’Alonzo has been in the investment business since 1978, is Chairman of the Brandywine Funds and is Chief Executive Officer and Chief Investment Officer of Friess. D’Alonzo has been an investment manager to Masters’ Select Smaller Companies Fund since its inception in June 2003.

Approximately 20% of the Fund’s assets are managed by D’Alonzo and his team.  D’Alonzo invests in stocks of well-financed issuers that have proven records of profitability and strong earnings momentum.  Emphasis is placed on companies with a market capitalization of less than $5 billion with a majority of holdings likely to be in companies with a market capitalization of less than $1.5 billion.  These companies are likely to be lesser-known companies moving from a lower to higher market share position within their industry groups, rather than the largest and best-known companies in these groups.

D’Alonzo may, however, purchase common stocks of well-known, highly researched mid-sized companies if the team believes that those common stocks offer particular opportunity for long-term capital growth.  In selecting investments, D’Alonzo considers financial characteristics of the issuer, including historical sales and net income, debt/equity and price/earnings ratios, and book value.  D’Alonzo may also review research reports of broker-dealers and trade publications and, in appropriate situations, meet with management.  D’Alonzo and his team give greater weight to internal factors, such as product or service development, than to external factors, such as interest rate changes, commodity price fluctuations, general stock market trends and foreign-currency exchange values.

Prospectus

Jeffrey Bronchick, CFA
Thomas Kerr, CFA
Reed Conner & Birdwell, LLC
11111 Santa Monica Blvd. #1700
Los Angeles, CA 90025

Jeff Bronchick and Tom Kerr are the portfolio managers responsible for the segment of the Fund’s assets managed by Reed, Conner & Birdwell, LLC (“RCB”).  Bronchick and Kerr are partners in RCB and co-managers of the firm’s small-cap value investment strategy.  Bronchick joined RCB in 1989 as a research analyst and currently is Chief Investment Officer, portfolio manager and equity analyst, and co-portfolio manager for the CNI Charter RCB Small Cap Value Fund.  Prior to joining RCB, Bronchick did equity research and trading at Neuberger Berman, Bankers Trust and First Boston.  Kerr has been with RCB since 1994 and currently is a portfolio manager and equity analyst and co-portfolio manager for the CNI Charter RCB Small Cap Value Fund.  Prior to joining the firm Kerr was an analyst with the Fuji Bank, Ltd, D.R. Morgan and GE Capital.  Bronchick and Kerr are supported by a team of analysts.

Bronchick and Kerr are responsible for managing approximately 20% of the Smaller Companies Fund’s assets.  The objective of RCB’s fundamental research is to identify the best combination of attractive businesses, valuation, and shareholder-oriented management.  RCB’s small-cap universe consists of companies between $100 million and $2 billion.  Analysis of return on invested capital (“ROIC”) or “economic value” generation is the main driver in determining an attractive business.  The team identifies potentially attractive “value” opportunities through the use of quantitative screens as well as qualitative industry research (e.g. company visits, trade journals, etc.).  The team’s valuation analysis relies on a combination of valuation methodologies.  Discounted cash flow (“DCF”) modeling is the primary valuation tool, but the team also looks at leveraged buyout statistics, private-market comparables, as well as implied market expectations.  When building the DCF, the team models out several years, with particular emphasis on the first three years.  Beyond that, they use a conservative longer-term growth assumption to provide a margin of safety.  Assessing and minimizing downside risk is important, so if there is not an adequate margin of safety, they will not invest.  They also look at valuation multiples such as price-to-earnings, but use this data more as a double check rather than as a means to value a stock.  The team also conducts scenario analysis to weigh sensitivities to different inputs (e.g. cash flow growth and discount rate) to build a more comprehensive picture of the underlying value and associated risks.

RCB places a strong emphasis on company management because they view management as the catalyst for earnings and valuation growth.  The team meets with or talks to management of all companies before investing in order to assess how they run the business, their integrity, and their commitment to shareholder value.  RCB also looks at how management is paid, its motivation to execute, and how they have executed in the past using ROIC as a management scorecard.

Factors that can lead RCB to sell a position are:

•	Overvaluation of stock
•	A management disappointment, change in fundamentals or change in course of business
•	Superior risk/reward candidate identified

A material drop in the price of a holding compared to its peer group will prompt a full review of the company by a second analyst in order to determine if a sale is in order or whether an opportunity to add to a position is at hand.

Prospectus

Tucker Walsh
Copper Rock Capital Partners, LLC
200 Clarendon Street
Boston, MA 02116

Tucker Walsh is the portfolio manager for the segment of the Fund’s assets run by Copper Rock Capital Partners, LLC (“Copper Rock”). Walsh is a partner of Copper Rock and has co-managed the Old Mutual Copper Rock Emerging Growth Fund since its inception in July of 2005.  Walsh has acted as Chief Executive Officer since co-founding Copper Rock in 2005. Prior to then he was a Managing Director at State Street Research where, as head of the small-cap growth team, he also managed the State Street Research Emerging Growth Fund. Copper Rock has been an investment manager to Masters’ Select Smaller Companies Fund since July 2006.

Walsh manages approximately 20% of the Smaller Companies Fund’s assets. In selecting stocks, he focuses on finding companies with strong and sustainable growth, expanding operating margins and proven management. He looks for expected earnings growth of at least 20% over an 18- to 24-month time frame and he emphasizes understanding the factors that will drive margin expansion during that period. Walsh also believes that interviews with company management are important tools for evaluating growth potential and he devotes time to questioning management on a wide range of topics from business challenges to board composition. Though stock selection is driven by bottom-up research, investments are often in traditional growth sectors such as technology, health care and consumer and business services; however, the process has the flexibility to allow him to seek growth companies in all sectors.

The Copper Rock team sets price targets by applying a multiple to their earnings estimates. Multiples may be determined by examining historical trading ranges for peers during comparable periods in their growth cycle or, where comparable companies do not exist, by determining a reasonable multiple based on expected growth. Generally, Walsh wants to see the potential for at least 30% to 50% appreciation before adding a stock to the portfolio.

Central to Copper Rock’s investment approach is a sell discipline which the team strictly adheres to and believes will lead to consistent out-performance. Once purchased for the portfolio, stocks are monitored carefully and sold quickly on any news that casts doubt on a company’s future prospects. One example of the team’s sell discipline is its rule that a CFO’s departure triggers the sale of a stock. While this may not always be a sign of deteriorating fundamentals, Walsh believes it is best to keep their portfolio clear of potential “blow-ups” and are ready to re-examine a stock for repurchase only after these concerns are eliminated.

Robert Rodriguez
First Pacific Advisors, LLC
11400 West Olympic Blvd., Suite 1200
Los Angeles, CA 90064

Bob Rodriguez is the portfolio manager responsible for the portion of the Fund’s assets managed by First Pacific Advisors, LLC (“FPA”).  Rodriguez, who joined FPA in 1983, manages equity separate accounts and the FPA Capital Fund in the small/mid-cap absolute value equity style, along with his team members Dennis Bryan, Rikard Ekstrand and Steven Romick.  Rodriguez is also a portfolio manager of FPA New Income, a bond fund.  Rodriguez has been an investment manager to Masters’ Select Smaller Companies Fund since its inception in June 2003.

Rodriguez is responsible for managing approximately 20% of the Fund’s assets.  The general objective of Rodriguez’s stock research is to identify stocks from a variety of sources that are cheap relative to their peer group and are characterized by strong balance sheets, solid or improving fundamentals and have a strong competitive position in their industry.  In addition, he focuses on companies that exhibit strong free cash flow, quality management and understandable business strategies.  Rodriguez also emphasizes above-average return-on-capital though he tends not to focus on rapidly growing companies that generate very high returns on assets because these companies rarely meet his valuation criteria.

Prospectus

Statistical screens that generate research ideas include “new low” lists and various value-oriented measures.  In addition to quantitative screens, Rodriguez also looks at insider transactions, management changes and spin-offs.  Big-picture trends or developments may also lead Rodriguez and the FPA team to look at certain stocks or industries.

Specific company research is intensive and involves finding as much information as possible from as many sources as possible.  The first step is an in-depth look at the financials to gain an understanding of the operating history, trends and the financial health of the company.  Following that, research focuses on gaining an understanding of the company’s business model, management quality, growth potential, strength and weaknesses and competitive position.  Because there is a preference for out-of-favor companies there is a particular focus on assessing whether profits are down because of issues that are transitory or permanent.  As part of the research process there is usually contact with management (to assess the quality of the people), competitors, customers and other potential sources of information.

The overall assessment of fundamentals is not measured against a standard set of criteria; rather, each is relative to the specific type of business or industry.  In general, Rodriguez is looking for situations where certainty is high; thus, a business that has strong long-term fundamentals but is temporarily out of favor is typical of a new buy.  Since there is a preference for companies with strong free cash flow, it is also important to have confidence in management’s ability to add value through the deployment of excess cash.

Valuation is critical to the assessment of each stock-picking opportunity.  Valuation assessments usually involve looking at a variety of valuation measures including price-to-earnings, price-to-cash flow, price-to-book value, price-to-sales and enterprise value and market capitalization to total revenue.  The valuation measures that are applicable to any particular stock depend on company-specific facts and circumstances as well as broader valuation trends in the industry.  In assessing valuations, the FPA team is cognizant of factoring in where the company is in its earnings cycle, its normalized earnings, and how the cycle has played out in the past.  In assessing multiples they study what multiple levels were in past cycles and consider whether this information is relevant to assessing the potential for future multiples.  The valuation assessment then often becomes a function of the expected profitability recovery and multiple expansion from current levels.

Rodriguez usually sells stocks for one of four reasons: (1) the stock reaches full valuation; (2) there has been a full profit recovery; (3) a superior alternative value appears; or (4) the company does not perform as expected.

Richard T. Weiss
Wells Capital Management, Inc.
100 Heritage Reserve
Menomonee Falls, WI 53051

Dick Weiss is the portfolio manager for the segment of the Fund's assets managed by Wells Capital Management, Inc.  Mr. Weiss has been in the investment business since 1975 and is currently Senior Portfolio Advisor for Wells Capital.  Previously, he had been the manager or co-manager of the Wells Fargo Advantage Common Stock Fund (previously known as the Strong Common Stock Fund) from March 1991 until March 2008.  Prior to this, Dick was a partner/portfolio manager at Stein Roe & Farnham in Chicago where he began his career, starting as a research analyst, in 1975.  Assisting Weiss in the management of his Masters’ Select portfolios is Ann Miletti.  Miletti is manager of the Wells Fargo Advantage Common Stock Fund.  Weiss has managed a portion of Masters’ Select Equity Fund assets since the inception of the Fund in 1996 and a portion of Masters’ Select Smaller Companies Fund since its inception in 2003.

Prospectus

Approximately 20% of the Fund's assets are managed by Weiss.  He invests in stocks of small and mid-sized companies that are undervalued either because they are not broadly recognized, are in transition, or are out of favor based on short-term factors.  Weiss also has the flexibility to invest in the stocks of larger companies if in his opinion they offer the potential for better returns.  In seeking attractively valued companies, Weiss focuses on companies with above-average growth potential that also exhibit some or all of the following:

•	Low institutional investor ownership and low analyst coverage
•	High-quality management
•	Sustainable competitive advantage

Weiss evaluates the degree of under-valuation relative to his estimate of each company's private market value.  This private market value approach is based on an assessment of what a private buyer would be willing to pay for the future cash flow stream of the target company.  Based on his experience, Weiss believes that, except for technology and other high-growth stocks, most stocks trade at between 50% and 80% of private market value.  When trading at the low end of this range, companies take steps to prevent takeover, or they are taken over.  The private market value estimate is applied flexibly, based on the outlook for the industry and the company's fundamentals.

The SAI provides additional information about the portfolio managers’ method of compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Funds.

Prospectus

The Masters’ Select Focused Opportunities Fund – Investment Managers

Litman/Gregory’s strategy is to allocate the Fund’s assets among investment managers who, based on Litman/Gregory’s research, are judged to be among the best in their respective style categories and who can add additional value by managing an extremely concentrated portfolio of securities. The investment managers manage their individual portfolio segments by building a highly focused portfolio representing their highest-confidence stocks. Under normal conditions, each investment manager’s portfolio segment includes a minimum of five and a maximum of seven securities. A manager may, on a temporary basis, hold more than seven securities. For example, the manager may be in the process of selling one security and buying a new holding. Or, for tax management purposes, the manager may temporarily retain a portion of a position in order to avoid realizing short-term capital gains.

The Focused Opportunities Fund is structured as a non-diversified fund. Litman/Gregory and the Fund’s managers believe that limiting the number of holdings improves the Fund’s long-term return opportunity because the portfolio contains only the managers’ highest-conviction ideas. Owning fewer companies also enables each security to have a meaningful impact on the overall fund performance. As a result, the Fund may own large positions in a small number of securities.  Because the change in value of any one security owned by the Fund may have a significant effect on the daily NAV of the Fund, the Fund’s share price may fluctuate more than that of a diversified fund.  Significant fluctuations may affect the performance of the Fund.  For these reasons, Litman/Gregory believes that this Fund is appropriate only for longer term investors

Each of the Fund’s investment managers utilizes a different stock-picking approach and style. Litman/Gregory believes that during any given year certain stock-picking styles will generate higher returns than others.  By including a variety of stock-picking styles in this single mutual fund, Litman/Gregory believes that the variability and volatility of returns can be lessened. The Fund will typically invest in the securities of large and mid-sized U.S. companies, although the managers may also invest in the securities of non U.S. companies. At times, securities of non U.S. companies may make up a material portion of the overall portfolio. The managers may also own securities of smaller companies, though these are expected to be a lesser portion of the overall fund portfolio.

Masters’ Select Focused Opportunities Fund Portfolio Managers

Christopher Davis
Kenneth Feinberg
Davis Selected Advisers, L.P.
2949 East Elvira Road, Suite 101
Tucson, AZ  85706

Christopher C. Davis and Kenneth Feinberg are the co-portfolio managers for the segment of the Fund’s assets managed by Davis Selected Advisers, L.P. (“Davis Advisors”).  Davis joined Davis Advisors in 1991, and began his tenure as a portfolio manager of the Davis New York Venture Fund in 1995. Before joining Davis Advisors, Davis was an associate at Tanaka Capital Management.  Feinberg joined the firm in 1994 and was named co-manager of the Davis New York Venture Fund in 1998.  Their investment approach has been strongly influenced by working closely with veteran investor Shelby Davis.

Approximately one-third of the Fund’s assets are managed by Davis and Feinberg.  Through their research process Davis and Feinberg seek to identify high-quality companies with sustainable business models that can be purchased at a discount to their estimate of intrinsic value.  They believe the evaluation of company management is critical, and they and their research team spend considerable time visiting managers at their places of business as part of their research process.  Davis and Feinberg believe that high-quality companies are evidenced by some or all of the following characteristics:

Prospectus

•	Strong balance sheet, high quality of earnings and high after-tax returns on capital

•	Proven management with a significant ownership stake in the business and a record of intelligent capital allocation

•	Strong competitive positioning in a growing market with non-obsolescent products or services

•	Global presence and brand name recognition with a dominant or increasing market share

•	Low-cost structure and intelligent application of technology to improve operations and lower costs

Davis and Feinberg seek to buy companies exhibiting some or all of these characteristics at attractive prices and then own them for the long term.  Positions are built strategically when companies can be purchased at strong discounts to intrinsic value. They consider selling a position if they believe the stock market price exceeds their estimate of the intrinsic value of the company, or if they believe the risk of continuing to own a company’s stock outweighs the potential reward.

Anne Gudefin, CFA
Peter Langerman
Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078

Anne Gudefin and Peter Langerman are the portfolio managers for the segment of the Fund’s assets managed by Franklin Mutual Advisers, LLC (“Franklin Mutual”).  Gudefin, a Senior Vice President of Franklin Mutual, is also the portfolio manager of the Mutual Qualified Fund and co-manager of the Mutual Discovery Fund.  Gudefin has been in the securities business since 1988.  Prior to joining Franklin Mutual in 2000 she was an analyst covering European equities at Perry Capital.  Langerman, the Chairman, Chief Executive Officer and President of Franklin Mutual, is also the portfolio manager of the Mutual Shares Fund.  He was employed by the State of New Jersey Division of Investments from December 2002 - March 2005; prior to that he spent 17 years at Heine Securities Corporation, the predecessor of Franklin Mutual. Franklin Mutual has managed a portion of Masters’ Select Value Fund assets since the inception of the Fund in June 2000.

Gudefin and Langerman manage approximately one-third of the Fund’s assets.  They work closely with the Franklin Mutual team of research analysts who employ a value approach to investing that seeks to invest in securities selling at a substantial discount to their intrinsic value, taking into consideration, among other factors, the ratios of price-to-cash flow, price-to-free cash flow, price-to-earnings, and price-to-book value.  The firm considers companies of all sizes, although most of its investments are in mid-sized and larger companies.  Franklin Mutual determines what a company would be worth if it were put up for auction and sold – and then seeks to buy at significant discounts.  Consistent with this value approach, Franklin Mutual generally invests in three areas: (1) cheap stocks based on asset values, (2) arbitrage, and (3) bankruptcy situations. Investments in the latter two categories do not necessarily track broader market moves and, therefore, may tend to mitigate volatility in overall performance.

Franklin Mutual’s research process is bottom-up, with new ideas often coming from news about a company such as corporate restructurings, spin-offs, tender offers, 13D filings and proxy fights. Franklin Mutual also analyzes companies whose share prices have suffered significant declines for reasons such as earnings disappointments and adverse legal judgments.  After identifying a new investment possibility, Gudefin, Langerman and the analysts engage in intensive fundamental research of the company, which often includes meetings with company management, visits to facilities, and discussions with competitors and others knowledgeable about the business.  In addition, Franklin Mutual sometimes takes an activist approach in its investments to try to influence management to create value for all shareholders.

Prospectus

Frank Sands, Jr., CFA
A. Michael Sramek, CFA
Sands Capital Management
1101 Wilson Boulevard
Suite 2300
Arlington, VA 22209

Frank Sands, Jr. is the lead portfolio manager for the segment of the Equity Fund managed by the team at Sands Capital Management, LLC (“Sands Capital”).  Sands is currently Chief Executive Officer and Chief Investment Officer at Sands Capital.  Prior to joining Sands Capital, he was a portfolio manager and research analyst with Fayez, Sarofim and Company.  Sramek began his investment career as a research analyst at Mastrapasqua & Associates in 2000 prior to joining Sands Capital in 2001.  He is a Senior Portfolio Manager and Senior Research Analyst at Sands Capital.  Sands Capital Management was founded in February 1992 with the belief that a dedicated investment team committed to, and focused on, a high-quality growth investment strategy could create wealth for its clients over time. The investment strategy has been developed by Frank Sands, Sr., the current Chairman of Sands Capital, who entered the investment management industry as an analyst in 1969. Besides Sands Jr. and Sramek, the investment team is comprised of six senior investment-team members, who are supported by five research analysts and nine research associates. The firm is independent and 100% employee owned.

Sands will manage approximately one-third of the assets of the Focused Opportunities Fund.  Sands believes that over longer periods of time, stock prices track earnings growth. The investment objective is to identify companies that can sustain above-average earnings growth relative to the broader market, typically over the next three to five years. Sands believes great investment ideas are rare, and runs a concentrated portfolio of high-quality, seasoned, growing businesses across an array of attractive and growing business spaces. Grassroots research—bottom-up and company focused—is the cornerstone of Sands’ investment process.   All research analyses and conclusions are internally generated using a variety of internal and external data sources.

Sands seeks to identify the potential leaders in attractive business spaces. To identify such companies, Sands evaluates six key factors. 1) Sustainable above-average earnings growth. The goal is to identify the key drivers of revenue and earnings growth that will allow a company to grow faster than the broad market for at least the next several years. They generally want holdings to have at least 15% to 16% annualized growth. 2) Leadership position in a promising business space. The team looks for companies with large and preferably growing market share. These companies typically achieve greater profitability than their peers. 3) Significant competitive advantage/unique business franchise. The team looks for companies with pricing power and significant barriers to entry.  Simply said, they are looking for moats to protect the business franchise. 4) Clear mission and value-added focus. They examine management’s historical ability to execute business plans and evaluate customer feedback. They like to see an independent board of directors, a low percentage of stock options going to top management, the CEO’s salary aligned with shareholders’ interests (not excessive), and conservative accounting practices. 5) Financial strength. They prefer little or no debt, prudent use of leverage and rising levels of cash. They frequently expect to see increasing return on invested capital over the period of time they own a business. 6) Rational valuation relative to market and business prospects. While the team focuses their work on the business aspect of potential portfolio companies they do pay attention to valuation. When adding new companies to the portfolio they are willing to pay a rational price, often a perceived premium. Over time they tend to ignore short-term stock price movements and rarely if ever sell a company just on valuation alone.

To determine whether a company meets these criteria, one or more members of the investment team build the investment case. The investment case includes a proprietary detailed earnings model, an explanation as to exactly how the company meets the six criteria listed above, the key metrics by which the company can be measured, the outstanding/unresolved issues relating to the company, and the hypothetical sell case for the company. This information is shared with the larger investment team, and a vetting process ensues. The vetting process can last from several weeks to several months, during which additional questions are asked and answered, and additional information is gathered. After all outstanding issues are resolved, and with significant input from the investment team, the final investment decision is made.

Prospectus

The SAI provides additional information about the portfolio managers’ method of compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Funds.

Shareholder Services

Each Fund is a no-load fund, which means you pay no sales commissions of any kind.  Each business day that the New York Stock Exchange (“NYSE”) is open, each Fund calculates its share price, which is also called the Fund’s NAV.  Shares are purchased at the next share price calculated after your investment is received and accepted.  Share price is calculated as of the close of the NYSE, normally 4:00 p.m. Eastern Time.

Eligibility
The Masters’ Select Funds are not registered for sale outside of the United States and are available for purchase only by residents of the United States of America, the District of Columbia, Puerto Rico, Guam and the U.S. Virgin Islands.

Description of Classes
The Trust has adopted a multiple class plan.  Prior to April 30, 2009, the shares of the Fund had no specific class designation.  As of that date, all of the then-outstanding shares were redesignated as Institutional Class shares.  The Value Fund, Smaller Companies Fund and Focused Opportunities Fund each offer a single class of shares – Institutional Class shares – in this Prospectus.  The Equity Fund and International Fund each offer two classes of shares – Institutional Class shares and Investor Class shares – in this Prospectus.  The two different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and may have different share prices as outlined below:

•	Institutional Class shares are not charged a Rule 12b-1 distribution and servicing fee, and are sold with no sales load.
•	Investor Class shares are charged a 0.25% Rule 12b-1 distribution and servicing fee, and are sold with no sales load.

How to Buy Shares

Step 1

The first step is to determine the type of account you wish to open.  The following types of accounts are available to investors:

Individual or Joint Accounts
For your general investment needs:
Individual accounts are owned by one person.  Joint accounts can have two or more owners (tenants).

Retirement Accounts
Allow individuals to shelter investment income and capital gains from current taxes.  In addition, contributions to these accounts may be tax deductible.  Retirement accounts (such as IRAs, Rollover IRAs, Simplified Employee Pension Plans (“SEP IRAs”) and Roth IRAs) require specific applications and typically have lower minimums.

Prospectus

Other retirement plans, such as Keogh or corporate profit-sharing plans, 403(b) plans and 401(k) plans, may invest in the Funds.  All of these accounts need to be established by the plan’s trustee.  The Funds do not offer versions of these plans.

If you are investing through a tax-sheltered retirement plan, such as an IRA, for the first time, you will need an IRA Application and Adoption Agreement.  Retirement investing also involves separate investment procedures.

Gifts or Transfers to Minors (UGMA, UTMA)
To invest for a child’s education or other future needs:
These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $12,000 per year per child without paying a federal gift tax. Depending on state laws, you can set up a custodial account under the Uniform Gifts to Minors Act (“UGMA”) or the Uniform Transfers to Minors Act (“UTMA”).

Trust
For money being invested by a trust:
The trust must be established before an account can be opened.  The Funds may require additional documentation regarding the formation of the trust prior to establishing an account.

Business or Organization
For investment needs of corporations, associations, partnerships or other groups:
The Funds do not require a special application.  However, the Funds may require additional information prior to establishing an account.

Step 2

How to Choose a Share Class

Before you buy shares in any Masters’ Select Fund, you need to decide which Class of shares best suits your needs.  The Value Fund, Smaller Companies Fund and Focused Opportunities Fund each offer a single class of shares – Institutional Class shares – in this Prospectus.  The Equity Fund and International Fund each offer two classes of shares – Institutional Class shares and Investor Class shares – in this Prospectus.  Each Class is essentially identical in legal rights and invests in the same portfolio of securities.  The difference in the fee structures between the Classes is primarily the result of their separate arrangements for shareholder and distribution services and is not the result of any difference in the amounts charged by the Advisor for investment advisory services.  Accordingly, the investment advisory expenses do not vary by Class.

Investor Class Shares
Investor Class shares may be appropriate if you intend to retain the services of a financial adviser, mutual fund supermarket, retirement plan or other financial intermediary.  Investor Class shares cannot be purchased directly from the fund.  Investor Class shares have adopted plans of distribution, or “12b-1 Plans,” which provide revenue that may be used to pay for the services of financial planners, mutual fund supermarkets, and other distribution activities, although Investor Class shares may not be available for purchase through some financial intermediaries.  Investor Class shares pay up to 0.25% of their average annual net assets for these services and activities.  You must invest a minimum of $1,000 in a single Fund to open an account with Investor Class shares.  You must invest at least $1,000 in each Fund that offers Investor Class shares to open Investor Class shares accounts in more than one Fund.

Institutional Class Shares
Institutional Class shares may be appropriate if you intend to make your own investment decisions and will invest directly with Masters’ Select Funds.  Institutional Class shares do not pay 12b-1 fees, and thus have a lower expense ratio, which will result in higher investment returns over time.  You must invest a minimum of $10,000 in a single Fund to open an account in Institutional Class shares.  You must invest at least $10,000 in each Fund to open Institutional Class shares accounts in more than one Masters’ Select Fund.  Institutional Class shares may not be available for purchase through some financial intermediaries.

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Step 3

The third step involves determining the amount of your investment.  The Masters’ Select Funds have established the following minimum investment levels for your initial investment, additional investments and ongoing account balances for Institutional Class shares (all Funds) and Investor Class shares (Equity Fund and International Fund only):

Type of Account	Minimum Initial Investment	Minimum Additional Investment	Minimum Account Balance

Regular
- Institutional Class	$10,000	$250	$2,500
- Investor Class	$1,000	$100	$250

Retirement Account
- Institutional Class	$1,000	$100	$250
- Investor Class	$500	$100	$250

Automatic Investment Account
- Institutional Class	$2,500	$250	$2,500
- Investor Class	n/a	n/a	n/a

The Advisor may waive the minimum investment from time to time.

Step 4

The fourth step involves completing your application to open your account.  All shareholders must complete and sign an application in order to establish their account.  The type of application depends on the type of account you chose to open.  Regular investment accounts, including individual, joint tenant, UGMA, UTMA, business, or trust accounts, must complete the Funds’ standard New Account Application.  Shareholders who wish to establish retirement accounts must complete the IRA Application and Adoption Agreement.  Shareholders who wish to transfer retirement holdings from another custodian must also complete the IRA Transfer of Assets Form.  Be sure to complete the section of the application indicating the amount you are investing in each of the Masters’ Select Funds.

Step 5

The final step in opening your account is to mail the completed application, along with your check payable to the Masters’ Select Funds.  The Funds do not accept third-party checks, money orders, cashiers checks, starter checks, official bank checks, credit cards, cash or checks or wires from foreign financial institutions. If you send any of these instruments, your purchase order will be rejected and your investment in the Funds will be delayed.

The mailing addresses for the Funds are:

For Regular Delivery:	For Overnight Delivery:
Masters’ Select Funds c/o Boston Financial Data Services P.O. Box 219922 Kansas City, MO 64121-9922	Masters’ Select Funds c/o Boston Financial Data Services 330 West Ninth Street Kansas City, MO 64105

In compliance with the USA PATRIOT Act of 2001, please note that the Funds’ transfer agent will verify certain information on your account application as part of the Funds’ Anti-Money Laundering Compliance Program.  Until such verification is made, the Funds may temporarily limit share purchases.  As requested on the application, you should supply your full name, date of birth, social security number and permanent street address.  Mailing addresses containing only a P.O. Box will not be accepted.  Your information will be handled by us as discussed in our privacy notice.  Please contact the Funds’ transfer agent at 1-800-960-0188 if you need additional assistance when completing your application.

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If you wish to open or add to your account by wire, please call 1-800-960-0188 for instructions.

After your account is open, you may add to it by:

•
Mailing a check to the above addresses along with a letter or the form at the bottom of your account statement.  Be sure to put your account number on your check and in your letter, and please refer to Step 4 on page 39 for a list of instruments that will not be accepted for investment.

•	Wiring money from your bank. Call 1-800-960-0188 for instructions.

•	Making automatic investments if you signed up for the Automatic Investment Plan when you opened your account.

How to Sell Shares

You can arrange to take money out of your account at any time by selling (redeeming) some or all of your shares.  Your shares will be sold at the next net asset value per share (share price) calculated after your order is received and accepted.

To sell shares in a non-retirement account, you may use any of the methods described in this section.  To sell shares in a retirement account, your request must be made in writing.

Certain requests must include a medallion guarantee.  This is designed to protect you and each Fund from fraud.  Your request must be made in writing and include a medallion guarantee if any of the following situations apply:

•	You wish to redeem more than $25,000 worth of shares.

•	Your account registration information has changed within the past 30 days.

•	The redemption check is being mailed to a different address from the one on your account (address of record).

•	The check is being made payable to someone other than the account owner.

Please note that there may be other special cases in which a Medallion Guarantee may be required.  Each signature must be guaranteed by an eligible signature guarantor, which must participate in the Securities Transfer Agents Medallion Program (STAMP), the leading signature guarantee program recognized by all major financial service associations throughout the United States and Canada. You should be able to obtain a medallion guarantee from a bank, broker-dealer, credit union (if authorized under state law), securities exchange or association, clearing agency or savings association.  A notary public cannot provide a medallion guarantee.

Selling Shares by Letter
Write and sign a “letter of instruction” with:

Your Name
Your Fund’s account number
The dollar amount or number of shares to be redeemed

Please note the following special requirements for redeeming shares for different types of accounts:

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•
Individual, Joint Tenant, Sole Proprietorship, UGMA or UTMA Accounts: The letter of instruction must be signed by all persons required to sign for transactions, exactly as their names appear on the account.

•	Retirement Account: The account owner should complete a Retirement Distribution Form. Call 1-800-960-0188 to request one.

•
Trust Account: The trustee must sign the letter indicating capacity as trustee.  If a trustee’s name is not in the account registration, provide a copy of the trust document certified within the past 60 days.

•
Business or Organization: At least one person authorized by corporate resolutions to act on the account must sign the letter.  Include a corporate resolution (certified within the past 6 months) with corporate seal or medallion guarantee.

•	Executor, Administrator, Conservator or Guardian: Call 1-800-960-0188 for instructions.

Unless otherwise instructed, the Funds will send a check to the address of record.

Mail your letter to:

For Regular Delivery:	For Overnight Delivery:
Masters’ Select Funds c/o Boston Financial Data Services P.O. Box 219922 Kansas City, MO 64121-9922	Masters’ Select Funds c/o Boston Financial Data Services 330 West Ninth Street Kansas City, MO 64105

Selling Shares by Telephone
You must select this option on your New Account Application if you wish to use telephone redemption; it is not automatically available.  If you selected the telephone redemption option on your New Account Application, you can sell shares simply by calling 1-800-960-0188.  The amount you wish to redeem (up to $25,000) will be wired to your bank account (address of record).  This option is not available for retirement accounts.

Selling Shares by Wire
You must sign up for the wire feature before using it.  To verify that it is in place, please call 1-800-960-0188.  The minimum wire amount is $5,000.  Your wire redemption request must be received by the Funds before 4:00 p.m.  Eastern time for money to be wired the next business day.  This option is not available for retirement accounts.

Shareholder and Account Policies

Statements, Reports, and Inquiries
Statements and reports that each Fund sends you include the following:

•	Confirmation statements (after every transaction that affects your account balance or your account registration)

•	Financial reports (every six months)

•	Account Statements (every six months)

Boston Financial Data Services, the Funds’ transfer agent, is located at 330 West Ninth Street, Kansas City, Missouri, 64105.  You may call the Transfer Agent at 1-800-960-0188 if you have questions about your account.

Quasar Distributors, LLC, the Funds’ principal underwriter, is located at 615 East Michigan Street, Milwaukee, Wisconsin 53202.

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Exchange Privilege
Shareholders may exchange shares among the Masters’ Select Equity Fund, the Masters’ Select International Fund, the Masters’ Select Value Fund, the Masters’ Select Smaller Companies Fund and the Masters’ Select Focused Opportunities Fund by mailing or delivering written instructions to the Transfer Agent.  Shares may only be exchanged for shares of the same share class.  Please specify the names and class of the applicable Funds, the number of shares or dollar amount to be exchanged, and your name and account number.  You may not utilize an exchange to establish an account into a closed fund.

Exchanging Shares by Telephone
You must select this option on your New Account Application if you wish to use telephone exchange; it is not automatically available.  If you selected the telephone exchange option on your new account application, you may also exchange shares (maximum $25,000 worth) by calling the Transfer Agent at 1-800-960-0188 between 9:00 a.m. and 4:00 p.m. Eastern time on a day that the NYSE is open for normal trading.  A Fund will suspend, without notice, the exchange privilege on any accounts it reasonably believes are being used by “market timers”.

Automatic Investment/Withdrawal Plans
One easy way to pursue your financial goals is to invest money regularly.  The Funds offer a convenient service that lets you transfer money into your Fund account automatically.  Although Automatic Investment Plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses and other long-term financial goals.  The investment will automatically be processed through the Automated Clearing House (ACH) system.  Shares will be issued at the net asset value per share after the Fund accepts your order, which will typically be the day after you provide proper instructions to the Transfer Agent (assuming you do so prior to the close of the NYSE).

A systematic withdrawal plan permits you to receive a fixed sum on a monthly, quarterly or annual basis from accounts with a value of $5,000 or more.  Payments may be sent electronically to your bank of record or to you in check form.  Certain restrictions apply for retirement accounts.  Call 1-800-960-0188 for more information.

Share Price
Each Fund is open for business each day the NYSE is open.  Each Fund calculates its NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time.

Each Fund’s NAV is the value of a single share.  The NAV is computed by adding the value of each Fund’s investments, cash and other assets, subtracting its liabilities and then dividing the result by the number of shares outstanding.  The NAV is also the redemption price (price to sell one share).

Each Fund’s assets are valued primarily on the basis of market quotations.  Securities and other assets for which reliable market quotations are not readily available will be valued at their fair value as determined under the guidelines established by, and under the general supervision and responsibility of, the Funds’ Board of Trustees.  Fair value pricing is intended to be used as necessary in order to accurately value the Funds’ portfolio securities and their respective net asset values.  The Funds’ Statement of Additional Information further describes the Funds’ valuation procedures.  Since securities that are primarily listed on foreign exchanges may trade on weekends or other days when a Fund does not price its shares, the value of a Fund’s securities (and thereby its NAV) may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

General Purchase Information

•	All of your purchases must be made in U.S. dollars, and checks must be drawn on U.S. banks.

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•
The Funds do not accept cash, money orders, cashiers checks, starter checks, official bank checks, credit cards or third-party checks.  If you send any of these instruments, your purchase order will be rejected and your investment in the Funds will be delayed.

•	If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees the Funds or the Transfer Agent incur.

•	Your ability to make automatic investments may be immediately terminated if any item is unpaid by your financial institution.

•
Each Fund reserves the right to reject any purchase order.  For example, a purchase order may be refused if, in Litman/Gregory’s opinion, it is so large that it would disrupt management of the Funds.  Orders will also be rejected from persons believed by the Fund to be “market timers.”

12b-1 Plan

The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Distribution Plan”) under the Investment Company Act of 1940, as amended, on behalf of the Equity Fund and International Fund.  Under the Distribution Plan, the Equity Fund and International Fund are authorized to pay the Funds’ distributor a fee for the sale and distribution of the Investor Class shares of the Equity Fund and International Fund shares and services the Funds’ distributor provides to shareholders.  The maximum amount of the fee authorized under the Distribution Plan is 0.25% of average daily net assets attributable to Investor Class shares for the Equity Fund and International Fund.  Because this fee is paid out of each of the Equity Fund’s and International Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment in the Equity Fund and International Fund shares and may cost you more than paying other types of sales charges.  Institutional Class shares are not subject to distribution fees.

Buying and Selling Shares through Financial Intermediaries

You may buy and sell shares of the Funds through certain financial intermediaries (and their agents) that have made arrangements with the Funds to sell its shares.  When you place your order with such a financial intermediary or its authorized agent, your order is treated as if you had placed it directly with the Funds’ Transfer Agent, and you will pay or receive the next price calculated by the Funds.  The financial intermediary (or agent) may hold your shares in an omnibus account in the financial intermediary’s (or agent’s) name, and the financial intermediary (or agent) maintains your individual ownership records. The Funds may pay the financial intermediary (or agent) a fee for performing this account maintenance service.  The financial intermediary (or agent) may charge you a fee for handling your order.  The financial intermediary (or agent) is responsible for processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of the Funds’ prospectus.

Redemptions

•
Normally, redemption proceeds will be mailed to you on the next business day, but if making immediate payment could adversely affect the Funds, it may take up to seven days to pay you.  The Funds may also delay payment if there have been changes in your mailing address or account registration within 30 days of the date of the redemption.

•	Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted or as permitted by the SEC.

•
If the amount you are redeeming from a Fund exceeds 1% of the Fund’s net assets or $250,000 during any 90-day period, each Fund reserves the right to honor your redemption request by distributing to you readily marketable securities instead of cash.  You may incur brokerage and other costs in converting to cash any securities distributed.

Prospectus

Fee Imposed on Certain Redemptions of Shares.
Each Fund imposes a short-term redemption fee on redemptions or exchange of shares held for less than 180 days.  The fee is 2% of the redemption value and is deducted from the redemption proceeds.

The fee is retained by the Fund for the benefit of its long-term shareholders.  It is applied to discourage short-term trading of the Fund by market timers or other investors who do not share the long-term strategy of the Fund, and to reduce the expenses of long-term shareholders for the trading costs and other costs associated with short-term investment in the Fund.

The “first in, first out” (“FIFO”) method is used to determine the holding period; this means that if you bought shares on different days, the shares purchased first will be redeemed first for the purpose of determining whether the fee applies.

Redemption fees will not be charged on shares acquired by reinvestment of dividends or distributions from a Fund, on shares held in an account of a qualified retirement plan, such as a 401(k) plan or IRA account, or on shares held in an asset allocation plan administered by a financial intermediary, provided that such asset allocation plan has been pre-approved by the Funds for such waiver.

Policy Regarding Excessive Trading and Market Timing
The Funds’ Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders.  These policies are summarized below and are implemented in part, through the Funds’ redemption fee which is described above.

Purchases and exchanges of shares of the Funds should be made for long-term investment purposes only.  The Funds, as a matter of policy, actively discourage market timing and excessive short term trading and may block accounts or take other action to prevent this type of activity.

Investors seeking to engage in excessive trading or market timing practices may deploy a variety of strategies to avoid detection and, despite the efforts of the Funds to prevent such trading, there is no guarantee that the Funds or their agents will be able to identify such investors or curtail their practices.  The ability of the Funds and their agents to detect and curtail excessive trading or short term trading practices may also be limited by operational systems and technological limitations.  In addition, the Funds receive purchase, exchange and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive trading which may be facilitated by these intermediaries or by the use of omnibus account arrangements.  Omnibus accounts are common forms of holding Fund shares.  Entities utilizing such omnibus account arrangements may not identify customers’ trading activity in shares of a Fund on an individual basis.  Consequently, the Funds may not be able to detect frequent or excessive trading in Fund shares attributable to a particular investor who affects purchase and/or exchange activity in Fund shares through a broker, dealer or other financial intermediary acting in an omnibus capacity.  Also, there may exist multiple tiers of these entities, each utilizing an omnibus account arrangement, which may further compound the difficulty to the Funds of detecting excessive or short duration trading activity in Fund shares.  In seeking to prevent disruptive trading practices in the Funds, the Funds and their agents consider the information actually available to them at the time.

Each Fund reserves the right in its discretion to reject any purchase, in whole or in part (including, without limitation, purchases by persons whose trading activity in Fund shares Litman/Gregory believes could be harmful to a Fund).  The Trust may decide to restrict purchase and sale activity in its shares based on various factors, including whether frequent purchase and sale activity will disrupt portfolio management strategies and adversely affect Fund performance.

Prospectus

Frequent purchases and redemptions of a Fund’s shares may present certain risks for the Fund and its shareholders. These risks may include, among other things, dilution in the value of Fund shares held by long-term shareholders, interference with the efficient management of the Fund’s portfolios and increased brokerage and administrative costs.  A Fund may have difficulty implementing long-term investment strategies if it is unable to anticipate what portion of its assets it should retain in cash to provide liquidity to its shareholders.  The Funds may, and the International Fund will, invest in non-U.S. securities; accordingly, there is an additional risk of undetected frequent trading in Fund shares by investors who attempt to engage in time zone arbitrage.  There can be no assurance that the Funds or Litman/Gregory will identify all frequent purchase and sale activity affecting a Fund.

Each Fund May Close Small Accounts.  Due to the relatively high cost of maintaining smaller accounts, the shares in your account (unless it is a retirement plan or custodial account) may be redeemed by a Fund if, due to redemptions you have made, the total value of your account is reduced to less than $2,500.  If a Fund decides to make such an involuntary redemption, you will first be notified that the value of your account is less than $2,500, and you will be allowed 30 days to make an additional investment to bring the value of your account to at least $2,500 before a Fund takes any action.

Dividends, Capital Gains and Taxes

The Funds generally distribute substantially all of their net income and capital gains, if any, to shareholders each year.  Normally, dividends and capital gains are distributed in November or December.

Distribution Options
When you open an account, specify on your application how you want to receive your distributions.  If the option you prefer is not listed on the application, call 1-800-960-0188 for instructions.  The Funds offer three options:

•
Reinvestment Option. Your dividend and capital gains distributions will be reinvested automatically in additional shares of the Funds.  If you do not indicate a choice on your application, you will be assigned this option.

•	Income-Earned Option. Your capital gains distributions will be reinvested automatically, but you will be sent a check for each dividend distribution.

•
Cash Option. You will be sent a check for your dividend and capital gains distributions ($10 minimum check amount).  The Funds will automatically reinvest all distributions under $10 in additional shares of the Funds, even if you have elected the cash option.  If the U.S. Postal Service cannot deliver your check or if your check remains uncashed for six months, the Fund reserves the right to reinvest the distribution check in your account at the Fund’s then current net asset value and to reinvest all subsequent distributions.

For retirement accounts, all distributions are automatically reinvested.  When you are over 59-1/2 years old, you can receive distributions in cash.

When a Fund deducts a distribution from its NAV, the reinvestment price is the Fund’s NAV at the close of business that day.  Cash distribution checks will be mailed within seven days.

Understanding Distributions
As a Fund shareholder, you are entitled to your share of the Fund’s net income and gains on its investments.  The Funds pass their earnings along to investors as distributions.  Each Fund earns dividends from stocks and interest from short-term investments.  These are passed along as dividend distributions.  Each Fund realizes capital gains whenever it sells securities for a higher price than it paid for them.  These are passed along as capital gains distributions.

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Taxes
As with any investment, you should consider how your investment in each Fund will be taxed.  If your account is not a tax-deferred retirement account, you should be aware of these tax implications.

Taxes on Distributions. Distributions are subject to federal income tax and may also be subject to state and local taxes.  If you live outside of the United States, your distributions could also be taxed by the country in which you reside.  Your distributions are taxable when they are paid, whether you take them in cash or reinvest them.  Distributions declared in December and paid in January, however, are taxable as if they were paid on December 31.

For federal tax purposes, each Fund’s income and short-term capital gains distributions are taxed as regular or “qualified” dividends; long-term capital gains distributions are taxed as long-term capital gains.  Every January, each Fund will send you and the Internal Revenue Service (“IRS”) a statement showing the taxable distributions.

Taxes on Transactions. Your redemptions, including transfers between Funds, are subject to capital gains tax.  A capital gain or loss is the difference between the cost of your shares and the price you receive when you sell them.  Whenever you sell shares of a Fund, the Fund will send you a confirmation statement showing how many shares you sold and at what price.  You will also receive a consolidated transaction statement every January.  It is up to you or your tax preparer, however, to determine whether the sales resulted in a capital gain and, if so, the amount of the tax to be paid.  Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains.

“Buying a Dividend.” If you buy shares just before a Fund deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution.

There are tax requirements that all funds must follow in order to avoid federal taxation.  In their efforts to adhere to these requirements, the Funds may have to limit their investment activity in some types of instruments.

When you sign your New Account Application, you will be asked to certify that your Social Security or Taxpayer Identification number is correct and that you are not subject to 28% withholding for failing to report income to the IRS.  If you violate IRS regulations, the IRS can require a Fund to withhold 28% of your taxable distributions and redemptions.

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Financial Highlights

The financial highlights table is intended to help you understand the Funds’ financial performance since their inception.  Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).  This financial information for the past five years has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds’ financial statements, is included in the annual report, which is available upon request. Information is not provided for Investor Class shares of the Equity Fund and International Fund because those shares recently commenced operations.

For a capital share outstanding throughout each year:

	MASTERS’ SELECT EQUITY FUND Institutional Class Year Ended December 31,
	2008	2007	2006	2005	2004
Net asset value, beginning of year	$15.17	$15.69	$15.24	$15.26	$13.44
Income from investment operations:
Net investment loss	(0.01)	(0.03)	(0.01)	(0.02)	(0.06)
Net realized and unrealized gain (loss) on investments and foreign currency	(7.03)	0.78	1.44	0.75	1.88
Total income (loss) from investment operations	(7.04)	0.75	1.43	0.73	1.82
Less distributions:
From net investment income	(0.01)	––	––	––	––
From net realized gain	(0.58)	(1.27)	(0.98)	(0.75)	––
Total distributions	(0.59)	(1.27)	(0.98)	(0.75)	––
Redemption fee proceeds	––^	––^	––^	––^	––^
Net asset value, end of year	$7.54	$15.17	$15.69	$15.24	$15.26
Total return	(46.76)%	4.57%	9.34%	4.96%	13.54%
Ratios/supplemental data:
Net assets, end of year (millions)	$256.6	$708.7	$863.7	$892.6	$855.3
Ratio of total expenses to average net assets:
Before fees waived and expenses paid indirectly	1.25%	1.21%	1.19%	1.19%	1.22%
After fees waived and expenses paid indirectly	1.24%	1.20%	1.18%	1.19%	1.22%
Ratio of net investment loss to average net assets:	(0.04)%	(0.20)%	(0.08)%	(0.14)%	(0.46)%
Portfolio turnover rate	101.71%	35.19%	38.39%	46.05%	39.34%

^ Amount represents less than $0.01 per share.

Prospectus

Financial Highlights

For a capital share outstanding throughout each year.

	MASTERS’ SELECT INTERNATIONAL FUND Institutional Class Year Ended December 31,
	2008	2007	2006	2005	2004
Net asset value, beginning of year	$18.68	$18.74	$17.48	$16.88	$14.83
Income from investment operations:
Net investment income	0.32	0.20	0.34	0.17	0.10
Net realized and unrealized gain (loss) on investments and foreign currency	(8.77)	3.81	3.71	3.64	2.01
Total income (loss) from investment operations	(8.45)	4.01	4.05	3.81	2.11
Less distributions:
From net investment income	(0.39)	(0.20)	(0.41)	(0.29)	(0.07)
From net realized gain	(0.37)	(3.87)	(2.38)	(2.92)	––
Total distributions	(0.76)	(4.07)	(2.79)	(3.21)	(0.07)
Redemption fee proceeds	––^	––^	––^	––^	0.01
Net asset value, end of year	$9.47	$18.68	$18.74	$17.48	$16.88
Total return	(45.47)%	20.75%	23.61%	23.78%	14.30%
Ratios/supplemental data:
Net assets, end of year (millions)	$893.9	$2,071.0	$1,726.8	$1,429.1	$1,137.7
Ratio of total expenses to average net assets:
Before fees waived and expenses paid indirectly	1.22%	1.19%	1.21%	1.24%	1.28%
After fees waived and expenses paid indirectly	1.07%	1.03%	1.06%	1.08%	1.09%
Ratio of net investment income to average net assets:	2.19%	0.88%	1.68%	1.17%	0.76%
Portfolio turnover rate	113.63%	92.66%	98.03%	160.12%	87.88%

^ Amount represents less than $0.01 per share.

Prospectus

Financial Highlights

For a capital share outstanding throughout each year.

	MASTERS’ SELECT VALUE FUND Institutional Class Year Ended December 31,
	2008	2007	2006	2005	2004
Net asset value, beginning of year	$15.09	$16.34	$14.60	$14.90	$12.99
Income from investment operations:
Net investment income	0.06	0.08	0.08	0.05	0.02
Net realized and unrealized gain (loss) on investments and foreign currency	(7.17)	(0.42)	2.36	0.55	1.89
Total income (loss) from investment operations	(7.11)	(0.34)	2.44	0.60	1.91
Less distributions:
From net investment income	(0.14)	––	(0.04)	(0.06)	––
From net realized gain	(0.49)	(0.91)	(0.66)	(0.84)	––
Total distributions	(0.63)	(0.91)	(0.70)	(0.90)	––
Redemption fee proceeds	––^	––^	––^	––^	––^
Net asset value, end of year	$7.35	$15.09	$16.34	$14.60	$14.90
Total return	(47.35)%	(2.34)%	16.77%	4.13%	14.70%
Ratios/supplemental data:
Net assets, end of year (millions)	$90.5	$342.2	$367.0	$338.2	$306.5
Ratio of total expenses to average net assets:
Before fees waived and expenses paid indirectly	1.29%	1.23%	1.24%	1.24%	1.25%
After fees waived and expenses paid indirectly	1.27%	1.21%	1.21%	1.21%	1.23%
Ratio of net investment income to average net assets:	0.54%	0.45%	0.49%	0.26%	0.20%
Portfolio turnover rate	38.76%	24.42%	31.00%	30.21%	29.14%

^ Amount represents less than $0.01 per share.

Prospectus

Financial Highlights

For a capital share outstanding throughout each period.

	MASTERS’ SELECT SMALLER COMPANIES FUND Institutional Class Year Ended December 31,
	2008	2007	2006	2005	2004
Net asset value, beginning of year	$13.36	$14.86	$14.10	$13.84	$11.79
Income from investment operations:
Net investment loss	(0.02)	(0.06)	(0.09)	(0.07)	(0.08)
Net realized and unrealized gain (loss) on investments	(5.96)	0.35	1.47	0.80	2.56
Total income (loss) from investment operations	(5.98)	0.29	1.38	0.73	2.48
Less distributions:
From net realized gain	(0.40)	(1.79)	(0.62)	(0.47)	(0.43)
Total distributions	(0.40)	(1.79)	(0.62)	(0.47)	(0.43)
Redemption fee proceeds	––^	––^	––^	––^	––^
Net asset value, end of year	$6.98	$13.36	$14.86	$14.10	$13.84
Total return	(44.81)%	1.64%	9.67%	5.29%	21.01%
Ratios/supplemental data:
Net assets, end of year (millions)	$89.4	$245.1	$268.9	$273.2	$162.6
Ratio of total expenses to average net assets:
Before fees waived and expenses paid indirectly	1.39%	1.32%	1.32%	1.33%	1.43%
After fees waived and expenses paid indirectly	1.39%	1.31%	1.31%	1.30%	1.40%
Ratio of net investment loss to average net assets:	(0.15)%	(0.40)%	(0.56)%	(0.64)%	(1.07)%
Portfolio turnover rate	142.21%	130.65%	102.72%	118.76%	148.81%

^ Amount represents less than $0.01 per share.

Prospectus

Financial Highlights

For a capital share outstanding throughout each period.

	MASTERS’ SELECT FOCUSED OPPORTUNITIES FUND Institutional Class
	Year Ended December 31,		Period Ended** December 31,
	2008	2007	2006
Net asset value, beginning of period	$11.48	$11.02	$10.00
Income from investment operations:
Net investment income	0.01	0.09	––
Net realized and unrealized gain (loss) on investments and foreign currency	(5.66)	0.77	1.02
Total income (loss) from investment operations	(5.65)	0.86	1.02
Less distributions:
From net investment income	(0.08)	––	––
From net realized gain	(0.06)	(0.40)	––
Total distributions	(0.14)	(0.40)	––
Redemption fee proceeds	–– ^	–– ^	–– ^
Net asset value, end of period	$5.69	$11.48	$11.02
Total return	(49.34)%	7.73%	10.20% +
Ratios/supplemental data:
Net assets, end of period (millions)	$51.2	$117.8	$57.2
Ratio of total expenses to average net assets:
Before fees waived and expenses paid indirectly	1.36%	1.34%	1.63% *
After fees waived and expenses paid indirectly	1.28%	1.26%	1.40% *
Ratio of net investment income (loss) to average net assets:	0.28%	0.72%	(0.02)% *
Portfolio turnover rate	72.09%	45.66%	7.12% +

* Annualized.
+ Not annualized.
^ Amount represents less than $0.01 per share.
** Commenced operations on June 30, 2006.

Prospectus

Privacy Notice

The Funds may collect non-public personal information about you from the following sources:

•           Information we receive about you on applications or other forms;
•           Information you give us orally; and
•           Information about your transactions with us.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as required by law or in response to inquiries from governmental authorities.  We restrict access to your personal and account information to those employees who need to know that information to provide products and services to you.  We also may disclose that information to non-affiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information.

If you hold shares of the Funds through a financial intermediary, such as a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with non-affiliated third parties.

Inside Back Cover
Not Part of Prospectus

For More Information

Statement of Additional Information:

The Statement of Additional Information (“SAI”) contains additional information about the Funds. Further additional information about the Funds’ investments is available in the Funds’ Annual and Semi-Annual Reports to Shareholders.

Annual and Semi-Annual Reports:

In the Funds’ Annual Report you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal year.

The SAI, Annual Report to Shareholders and Semi-Annual Report to Shareholders are available, without charge, upon request.  To request an SAI, Annual Report to Shareholders or Semi-Annual Report to Shareholders, or to ask questions about your account or obtain other information about the Funds, please call 1-800-960-0188.  You may also obtain a copy of our SAI or shareholder reports, free of charge, by accessing our web site (http://www.mastersfunds.com), or by writing to us.

SEC Contact Information:

If you have access to the Internet, you can view the SAI at the Securities and Exchange Commission (“SEC”) Web site at www.sec.gov.  You may also visit the SEC public reference room. Information on the operation of the public reference room can be obtained by calling 1-202-942-8090.  To obtain copies of these publications, you may also request a copy by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102.  You may also make an electronic request at: publicinfo@sec.gov.  The SEC charges a duplicating fee for this service.

Fund Information:

Fund	Abbreviation	Symbol	CUSIP	Fund Number
Equity Fund	Equity			305
Institutional Class		MSEFX	576417109
Investor Class		MSENX	576417505
International Fund	Intl			306
Institutional Class		MSILX	576417208
Investor Class		MNILX	576417604
Value Fund	Value			307
Institutional Class		MSVFX	576417406
Smaller Companies Fund	Smaller			308
Institutional Class		MSSFX	576417307
Focused Opportunities Fund	Focused			314
Institutional Class		MSFOX	57641T101

Web site:

www.mastersfunds.com

The Masters’ Select Funds
P.O. Box 219922
Kansas City, MO 64121-9922
1-800-960-0188

Quasar Distributors, LLC, Milwaukee, WI 53202
© 2008 Litman/Gregory Fund Advisors, LLC. All rights reserved.

Investment Company Act File No: 811-07763

THE MASTERS’ SELECT FUNDS TRUST

The Masters’ Select Equity Fund -	Institutional Class
Investor Class

The Masters’ Select International Fund -	Institutional Class
Investor Class

The Masters’ Select Value Fund -	Institutional Class

The Masters’ Select Smaller Companies Fund -	Institutional Class

The Masters’ Select Focused Opportunities Fund -	Institutional Class

Statement of Additional Information

Dated April 30, 2009

This Statement of Additional Information (“SAI”) is not a prospectus, and it should be read in conjunction with the prospectus dated April 30, 2009, as it may be amended from time to time, of The Masters’ Select Equity Fund (the “Equity Fund”), The Masters’ Select International Fund (the “International Fund”), The Masters’ Select Value Fund (the “Value Fund”) and The Masters’ Select Smaller Companies Fund (the “Smaller Companies Fund”) and The Masters’ Select Focused Opportunities Fund (the “Focused Opportunities Fund” and, together with the Equity Fund, the International Fund, the Value Fund, and the Smaller Companies Fund, individually a “Fund” and, collectively, the “Funds”), each a series of the Masters’ Select Funds Trust (the “Trust”), formerly known as the Masters’ Select Investment Trust until December 1997.  Litman/Gregory Fund Advisors, LLC (the “Advisor”) is the investment advisor of the Funds.  The Advisor has retained certain investment managers as sub-advisors (each a “Manager,” and, collectively, “Managers”), each responsible for portfolio management of a segment of a Fund’s total assets.  A copy of the Funds’ prospectus and most recent annual report may be obtained from the Trust at 4 Orinda Way, Suite 200-D, Orinda, California 94563, telephone (800) 960-0188.

The Funds’ audited financial statements for the fiscal year ended December 31, 2008 are incorporated by reference to the Funds’ 2008 Annual Report.

FUND HISTORY

The Trust was organized as a Delaware statutory trust on August 1, 1996 and is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company.  The Trust consists of five separate series: the Equity Fund, the International Fund, the Value Fund, the Smaller Companies Fund and the Focused Opportunities Fund.

The Equity Fund commenced operations on December 31, 1996.  On April 30, 2009, the existing unnamed class of shares was redesignated as the Institutional Class and the Investor Class commenced operations.

The International Fund commenced operations on December 1, 1997.  On April 30, 2009, the existing unnamed class of shares was redesignated as the Institutional Class and the Investor Class commenced operations.

The Value Fund commenced operations on June 30, 2000.  On April 30, 2009, the existing unnamed class of shares was redesignated as the Institutional Class.

The Smaller Companies Fund commenced operations on June 30, 2003.  On April 30, 2009, the existing unnamed class of shares was redesignated as the Institutional Class.

The Focused Opportunities Fund commenced operations on June 30, 2006.  On April 30, 2009, the existing unnamed class of shares was redesignated as the Institutional Class.

INVESTMENT OBJECTIVES, POLICIES AND RISKS

The investment objective of each Fund is set forth in its respective prospectus. There is no assurance that each Fund will achieve its objective.  The discussion below supplements information contained in the prospectus as to the investment policies of each Fund.

Under certain conditions, including unusual market conditions and for temporary defensive purposes, up to 35% of each Fund’s total assets may be invested in short-term, high-quality debt securities.  Defensive positions may be initiated by the individual portfolio managers or by the Advisor.

Investment policies or descriptions that are described as percentages of “the Fund’s net assets” are measured as percentages of the Fund’s net assets plus borrowings for investment purposes.  The investment policies of the Equity, International, and Smaller Companies Funds with respect to “80% of the Fund’s net assets” may be changed by the Board of Trustees without shareholder approval, but shareholders would be given at least 60 days notice of that change.

The Advisor does not expect each Fund’s portfolio turnover rate to exceed 150% in most years.

Cash Position
When a Fund’s Manager believes that market conditions are unfavorable for profitable investing, or when he or she is otherwise unable to locate attractive investment opportunities, a Fund’s cash or similar investments may increase.  In other words, the Funds do not always stay fully invested in stocks and bonds.  Cash or similar investments generally are a residual - they represent the assets that remain after a portfolio manager has committed available assets to desirable investment opportunities.  However, the Advisor or a Fund’s Manager may also temporarily increase a Fund’s cash position to protect its assets or maintain liquidity.  Partly because the Managers act independently of each other, the cash positions of the Funds may vary significantly.

When a Fund’s investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested in stocks or bonds.

Convertible Securities and Warrants
Each Fund may invest in convertible securities and warrants.  A convertible security is a fixed-income security (a debt instrument or a preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer.  Convertible securities are senior to common stock in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities.  While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security’s underlying common stock.

A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price.  Unlike convertible debt securities or preferred stock, warrants do not pay a fixed dividend.  Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of a Fund’s entire investment therein).

Other Corporate Debt Securities
Each Fund may invest in non-convertible debt securities of foreign and domestic companies over a cross-section of industries.  The debt securities in which each Fund may invest will be of varying maturities and may include corporate bonds, debentures, notes and other similar corporate debt instruments.  The value of a longer-term debt security fluctuates more widely in response to changes in interest rates than do shorter-term debt securities.

Risks of Investing in Debt Securities
There are a number of risks generally associated with an investment in debt securities (including convertible securities).  Yields on short, intermediate, and long-term securities depend on a variety of factors, including the general condition of the money and bond markets, the size of a particular offering, the maturity of the obligation, and the rating of the issue.

Debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with short maturities and lower yields.  The market prices of debt securities usually vary, depending upon available yields.  An increase in interest rates will generally reduce the value of such portfolio investments, and a decline in interest rates will generally increase the value of such portfolio investments.  The ability of each Fund to achieve its investment objective also depends on the continuing ability of the issuers of the debt securities in which each Fund invests to meet their obligations for the payment of interest and principal when due.

Risks of Investing in Lower-Rated Debt Securities
Each Fund may invest a portion of its net assets in debt securities rated below “Baa” by Moody’s or “BBB” by S&P or below investment grade by other recognized rating agencies, or in unrated securities of comparable quality under certain circumstances. Securities with ratings below “Baa” and/or “BBB” are commonly referred to as “junk bonds.”  Such bonds are subject to greater market fluctuations and risk of loss of income and principal than higher rated bonds for a variety of reasons, including the following:

Sensitivity to Interest Rate and Economic Changes.  The economy and interest rates affect high yield securities differently from other securities.  For example, the prices of high yield bonds have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic changes or individual corporate developments.  Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest obligations, to meet projected business goals, and to obtain additional financing.  If the issuer of a bond defaults, each Fund may incur additional expenses to seek recovery.  In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield bonds and a Fund’s asset values.

Payment Expectations.  High yield bonds present certain risks based on payment expectations.  For example, high yield bonds may contain redemption and call provisions.  If an issuer exercises these provisions in a declining interest rate market, a Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors.  Conversely, a high yield bond’s value will decrease in a rising interest rate market, as will the value of a Fund’s assets.  If a Fund experiences unexpected net redemptions, it may be forced to sell its high yield bonds without regard to their investment merits, thereby decreasing the asset base upon which a Fund’s expenses can be spread and possibly reducing a Fund’s rate of return.

Liquidity and Valuation.  To the extent that there is no established retail secondary market, there may be thin trading of high yield bonds, and this may impact a Manager’s ability to accurately value high yield bonds and a Fund’s assets and hinder a Fund’s ability to dispose of the bonds.  Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield bonds, especially in a thinly traded market.

Credit Ratings.  Credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds.  Also, since credit rating agencies may fail to timely change the credit ratings to reflect subsequent events, a Manager must monitor the issuers of high yield bonds in a Fund’s portfolio to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to assure the bonds’ liquidity so a Fund can meet redemption requests.  A Fund will not necessarily dispose of a portfolio security when its rating has been changed.

Risks of Investing in Distressed Companies
From time to time, the Masters’ Select Value Fund may purchase the direct indebtedness of various companies (“Indebtedness”), or participation interests in Indebtedness (“Participations”) including Indebtedness and Participations of reorganizing companies.  Indebtedness can be distinguished from traditional debt securities in that debt securities are part of a large issue of securities to the general public which is typically registered with a securities registration organization, such as the U.S. Securities and Exchange Commission (“SEC”), and which is held by a large group of investors.  Indebtedness may not be a security, but rather, may represent a specific commercial loan or portion of a loan which has been given to a company by a financial institution such as a bank or insurance company.  The company is typically obligated to repay such commercial loan over a specified time period. By purchasing the Indebtedness of companies, a Fund in effect steps into the shoes of the financial institution which made the loan to the company prior to its restructuring or refinancing.  Indebtedness purchased by a Fund may be in the form of loans, notes or bonds.

The length of time remaining until maturity on the Indebtedness is one factor the Manager considers in purchasing a particular Indebtedness.  Indebtedness which represents a specific Indebtedness of the company to a bank is not considered to be a security issued by the bank selling it.  The Fund purchases loans from national and state chartered banks as well as foreign banks.  The Fund normally invests in the Indebtedness of a company which has the highest priority in terms of payment by the company, although on occasion lower priority Indebtedness also may be acquired.

Participations represent fractional interests in a company’s Indebtedness.  The financial institutions which typically make Participations available are banks or insurance companies, governmental institutions, such as the Resolution Trust Corporation, the Federal Deposit Insurance Corporation or the Pension Benefit Guaranty Corporation or certain organizations such as the World Bank, which are known as “supranational organizations.”  Supranational organizations are entities established or financially supported by the national governments of one or more countries to promote reconstruction or development.  The Fund also may purchase trade claims and other direct obligations or claims (“Trade Claims”) of reorganizing companies. Indebtedness, Participations and Trade Claims may be illiquid as described above.

Short-Term Investments
Each Fund may invest in any of the following short-term securities and instruments:

Bank Certificates or Deposit, Bankers’ Acceptances and Time Deposits.  Each Fund may acquire certificates of deposit, bankers’ acceptances and time deposits.  Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity.  Certificates of deposit and bankers’ acceptances acquired by a Fund will be dollar-denominated obligations of domestic or foreign banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government.  If a Fund holds instruments of foreign banks or financial institutions, it may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers.  See “Foreign Investments” below.  Such risks include future political and economic developments, the possible imposition of withholding taxes by the particular country in which the issuer is located on interest income payable on the securities, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities.

Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans which may be made and interest rates which may be charged.  In addition, the profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions.  General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of the banking industry.

As a result of federal and state laws and regulations, domestic banks are, among other things, required to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower, and subject to other regulations designed to promote financial soundness.  However, such laws and regulations do not necessarily apply to foreign bank obligations that a Fund may acquire.

In addition to purchasing certificates of deposit and bankers’ acceptances, to the extent permitted under its investment objectives and policies stated above and in its prospectus, a Fund may make interest-bearing time or other interest-bearing deposits in commercial or savings banks.  Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Savings Association Obligations.  Each Fund may invest in certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. Government.

Commercial Paper, Short-Term Notes and Other Corporate Obligations.  Each Fund may invest a portion of its assets in commercial paper and short-term notes.  Commercial paper consists of unsecured promissory notes issued by corporations.  Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

Commercial paper and short-term notes will consist of issues rated at the time of purchase “AA-2” or higher by S&P, “Prime-1” or “Prime-2” by Moody’s, or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by a Manager to be of comparable quality.  These rating symbols are described in Appendix A.

Corporate obligations include bonds and notes issued by corporations to finance longer-term credit needs than supported by commercial paper.  While such obligations generally have maturities of ten years or more, a Fund may purchase corporate obligations which have remaining maturities of one year or less from the date of purchase and which are rated “AA” or higher by S&P or “Aa” or higher by Moody’s.

Money Market Funds
Each Fund may under certain circumstances invest a portion of its assets in money market funds.  The 1940 Act prohibits a Fund from investing more than 5% of the value of its total assets in any one investment company or more than 10% of the value of its total assets in investment companies as a group, and also restricts its investment in any investment company to 3% of the voting securities of such investment company.  The Advisor and the Managers will not impose advisory fees on assets of a Fund invested in a money market mutual fund.  However, an investment in a money market mutual fund will involve payment by a Fund of its pro rata share of advisory and administrative fees charged by such fund.

Government Obligations
Each Fund may make short-term investments in U.S. Government obligations.  Such obligations include Treasury bills, certificates of indebtedness, notes and bonds, and issues of such entities as the Government National Mortgage Association (“GNMA”), Export-Import Bank of the United States, Tennessee Valley Authority, Resolution Funding Corporation, Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“FHLMC”), and the Student Loan Marketing Association (“SLMA”).

Some of these obligations, such as those of the GNMA, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others, such as those of the SLMA, are supported only by the credit of the instrumentality.  No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

Each Fund may invest in sovereign debt obligations of foreign countries.  A sovereign debtor’s willingness or ability to repay principal and interest in a timely manner may be affected by a number of factors, including its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward principal international lenders and the political constraints to which it may be subject.  Emerging market governments could default on their sovereign debt.  Such sovereign debtors also may be dependent on expected disbursements from foreign governments, multilateral agencies and other entities abroad to reduce principal and interest arrearages on their debt.  The commitments on the part of these governments, agencies and others to make such disbursements may be conditioned on a sovereign debtor’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations.  Failure to meet such conditions could result in the cancellation of such third parties’ commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debt in a timely manner.

Zero Coupon Securities
Each Fund may invest up to 35% of its net assets in zero coupon securities issued by the U.S. Treasury.  Zero coupon Treasury securities are U.S. Treasury notes and bonds which have been stripped of their unmatured interest coupons and receipts, or certificates representing interests in such stripped debt obligations or coupons.  Because a zero coupon security pays no interest to its holder during its life or for a substantial period of time, it usually trades at a deep discount from its face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make current distributions of interest.

Variable and Floating Rate Instruments
Each Fund may acquire variable and floating rate instruments.  Such instruments are frequently not rated by credit rating agencies; however, unrated variable and floating rate instruments purchased by a Fund will be determined by a Manager under guidelines established by the Trust’s Board of Trustees to be of comparable quality at the time of the purchase to rated instruments eligible for purchase by a Fund.  In making such determinations, a Manager will consider the earning power, cash flow and other liquidity ratios of the issuers of such instruments (such issuers include financial, merchandising, bank holding and other companies) and will monitor their financial condition.  An active secondary market may not exist with respect to particular variable or floating rate instruments purchased by a Fund.  The absence of such an active secondary market could make it difficult for a Fund to dispose of the variable or floating rate instrument involved in the event of the issuer of the instrument defaulting on its payment obligation or during periods in which a Fund is not entitled to exercise its demand rights, and a Fund could, for these or other reasons, suffer a loss to the extent of the default.  Variable and floating rate instruments may be secured by bank letters of credit.

Mortgage-Related Securities
Each Fund may invest in mortgage-related securities.  Mortgage-related securities are derivative interests in pools of mortgage loans made to U.S. residential home buyers, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others.  Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations.  Each Fund may also invest in debt securities which are secured with collateral consisting of U.S. mortgage-related securities, and in other types of U.S. mortgage-related securities.

The effects of the sub-prime mortgage crisis that began to unfold in 2007 continue to manifest in nearly all the sub-divisions of the financial services industry.  Sub-prime mortgage-related losses and write downs among investment banks and similar institutions reached significant levels in 2008.  The impact of these losses among traditional banks, investment banks, broker/dealers and insurers has forced a number of such institutions into either liquidation or combination, while also drastically increasing the volatility of their stock prices.  In some cases, the U.S. government has acted to bail out select institutions, such as insurers; however the risks associated with investment in stocks of such insurers has nonetheless increased substantially.

Congress has passed legislation to provide the U.S. Department of the Treasury with the authority to issue up to $700 billion of Treasury securities to finance the purchase of troubled assets from financial institutions.  There can be no assurance that this legislation will cause the risks associated with investment in the stock market in general or in financial services company stocks to decrease.

U.S. Mortgage Pass-Through Securities.  Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates.  Instead, these securities provide a monthly payment which consists of both interest and principal payments.  In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities.  Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred.  Some mortgage-related securities (such as securities issued by GNMA) are described as “modified pass-throughs.”  These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The principal governmental guarantor of U.S. mortgage-related securities is GNMA, a wholly-owned United States Government corporation within the Department of Housing and Urban Development.  GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Agency or guaranteed by the Veterans Administration.

Government-related guarantors include FNMA and FHLMC.  FNMA is a government-sponsored corporation owned entirely by private stockholders and subject to general regulation by the Secretary of Housing and Urban Development.  FNMA purchases conventional residential mortgages not insured or guaranteed by any government agency from a list of approved seller/services which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers.  FHLMC is a government-sponsored corporation created to increase availability of mortgage credit for residential housing and owned entirely by private stockholders.  FHLMC issues participation certificates which represent interests in conventional mortgages from FHLMC’s national portfolio.  Pass-through securities issued by FNMA and participation certificates issued by FHLMC are guaranteed as to timely payment of principal and interest by FNMA and FHLMC, respectively, but are not backed by the full faith and credit of the United States Government.

Although the underlying mortgage loans in a pool may have maturities of up to 30 years, the actual average life of the pool certificates typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity.  Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the pool certificates.  Conversely, when interest rates are rising, the rate of prepayments tends to decrease, thereby lengthening the actual average life of the certificates.  Accordingly, it is not possible to predict accurately the average life of a particular pool.

Collateralized Mortgage Obligations (“CMOs”).  A domestic or foreign CMO in which a Fund may invest is a hybrid between a mortgage-backed bond and a mortgage pass-through security.  Like a bond, interest is paid, in most cases, semiannually.  CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, FNMA or equivalent foreign entities.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life depend upon the prepayment experience of the collateral.  CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid.  Monthly payment of principal and interest received from the pool of underlying mortgages, including prepayments, is first returned to the class having the earliest maturity date or highest maturity.  Classes that have longer maturity dates and lower seniority will receive principal only after the higher class has been retired.

Foreign Investments and Currencies
Each Fund may invest in securities of foreign issuers that are not publicly traded in the United States (the International Fund will invest substantially all of its assets in securities of foreign issuers).  Each Fund may also invest in depositary receipts and in foreign currency futures contracts and may purchase and sell foreign currency on a spot basis.

Depositary Receipts.  Depositary Receipts (“DRs”) include American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) or other forms of depositary receipts.  DRs are receipts typically issued in connection with a U.S. or foreign bank or trust company which evidence ownership of underlying securities issued by a foreign corporation.

Risks of Investing in Foreign Securities.  Investments in foreign securities involve certain inherent risks, including the following:

Political and Economic Factors.  Individual foreign economies of certain countries may differ favorably or unfavorably from the United States’ economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position.  The internal politics of certain foreign countries may not be as stable as those of the United States.  Governments in certain foreign countries also continue to participate to a significant degree, through ownership interest or regulation, in their respective economies.  Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest.  The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners.  Enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

Currency Fluctuations.  Each Fund may invest in securities denominated in foreign currencies. Accordingly, a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of a Fund’s assets denominated in that currency.  Such changes will also affect a Fund’s income.  The value of a Fund’s assets may also be affected significantly by currency restrictions and exchange control regulations enacted from time to time.

Market Characteristics.  The Managers expect that many foreign securities in which a Fund invests will be purchased in over-the-counter markets or on exchanges located in the countries in which the principal offices of the issuers of the various securities are located, if that is the best available market.  Foreign exchanges and markets may be more volatile than those in the United States.  While growing in volume, they usually have substantially less volume than U.S. markets, and a Fund’s portfolio securities may be less liquid and more volatile than U.S. Government securities.  Moreover, settlement practices for transactions in foreign markets may differ from those in United States markets, and may include delays beyond periods customary in the United States.  Foreign security trading practices, including those involving securities settlement where Fund assets may be released prior to receipt of payment or securities, may expose a Fund to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer.

Transactions in options on securities, futures contracts, futures options and currency contracts may not be regulated as effectively on foreign exchanges as similar transactions in the United States, and may not involve clearing mechanisms and related guarantees.  The value of such positions also could be adversely affected by the imposition of different exercise terms and procedures and margin requirements than in the United States.  The value of a Fund’s positions may also be adversely impacted by delays in its ability to act upon economic events occurring in foreign markets during non-business hours in the United States.

Legal and Regulatory Matters.  Certain foreign countries may have less supervision of securities markets, brokers and issuers of securities, and less financial information available to issuers, than is available in the United States.

Taxes.  The interest payable on certain of a Fund’s foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to a Fund’s shareholders.

Costs.  To the extent that each Fund invests in foreign securities, its expense ratio is likely to be higher than those of investment companies investing only in domestic securities, since the cost of maintaining the custody of foreign securities is higher.

Emerging markets.  Some of the securities in which each Fund may invest may be located in developing or emerging markets, which entail additional risks, including less social, political and economic stability; smaller securities markets and lower trading volume, which may result in a less liquidity and greater price volatility; national policies that may restrict a Fund’s investment opportunities, including restrictions on investment in issuers or industries, or expropriation or confiscation of assets or property; and less developed legal structures governing private or foreign investment.

In considering whether to invest in the securities of a foreign company, a Manager considers such factors as the characteristics of the particular company, differences between economic trends and the performance of securities markets within the U.S. and those within other countries, and also factors relating to the general economic, governmental and social conditions of the country or countries where the company is located.  The extent to which a Fund will be invested in foreign companies and countries and depository receipts will fluctuate from time to time within the limitations described in the prospectus, depending on a Manager’s assessment of prevailing market, economic and other conditions.

Options on Securities and Securities Indices
Purchasing Put and Call Options.  Each Fund may purchase covered “put” and “call” options with respect to securities which are otherwise eligible for purchase by a Fund and with respect to various stock indices subject to certain restrictions.  Each Fund will engage in trading of such derivative securities primarily for hedging purposes.

If a Fund purchases a put option, a Fund acquires the right to sell the underlying security at a specified price at any time during the term of the option (for “American-style” options) or on the option expiration date (for “European-style” options).  Purchasing put options may be used as a portfolio investment strategy when a Manager perceives significant short-term risk but substantial long-term appreciation for the underlying security.  The put option acts as an insurance policy, as it protects against significant downward price movement while it allows full participation in any upward movement.  If a Fund is holding a stock which it feels has strong fundamentals, but for some reason may be weak in the near term, a Fund may purchase a put option on such security, thereby giving itself the right to sell such security at a certain strike price throughout the term of the option.  Consequently, a Fund will exercise the put only if the price of such security falls below the strike price of the put.  The difference between the put’s strike price and the market price of the underlying security on the date a Fund exercises the put, less transaction costs, will be the amount by which a Fund will be able to hedge against a decline in the underlying security.  If during the period of the option the market price for the underlying security remains at or above the put’s strike price, the put will expire worthless, representing a loss of the price a Fund paid for the put, plus transaction costs.  If the price of the underlying security increases, the profit a Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount for which the put may be sold.

If a Fund purchases a call option, it acquires the right to purchase the underlying security at a specified price at any time during the term of the option.  The purchase of a call option is a type of insurance policy to hedge against losses that could occur if a Fund has a short position in the underlying security and the security thereafter increases in price.  Each Fund will exercise a call option only if the price of the underlying security is above the strike price at the time of exercise.  If during the option period the market price for the underlying security remains at or below the strike price of the call option, the option will expire worthless, representing a loss of the price paid for the option, plus transaction costs.  If the call option has been purchased to hedge a short position of a Fund in the underlying security and the price of the underlying security thereafter falls, the profit a Fund realizes on the cover of the short position in the security will be reduced by the premium paid for the call option less any amount for which such option may be sold.

Prior to exercise or expiration, an option may be sold when it has remaining value by a purchaser through a “closing sale transaction,” which is accomplished by selling an option of the same series as the option previously purchased.  Each Fund generally will purchase only those options for which a Manager believes there is an active secondary market to facilitate closing transactions.

Writing Call Options. Each Fund may write covered call options.  A call option is “covered” if a Fund owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount as are held in a segregated account by the Custodian).  The writer of a call option receives a premium and gives the purchaser the right to buy the security underlying the option at the exercise price.  The writer has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price during the option period. If the writer of an exchange-traded option wishes to terminate his obligation, he may effect a “closing purchase transaction.”  This is accomplished by buying an option of the same series as the option previously written.  A writer may not effect a closing purchase transaction after it has been notified of the exercise of an option.

Effecting a closing transaction in the case of a written call option will permit a Fund to write another call option on the underlying security with either a different exercise price, expiration date or both.  Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of a Fund.  If a Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

Each Fund will realize a gain from a closing transaction if the cost of the closing transaction is less than the premium received from writing the option or if the proceeds from the closing transaction are more than the premium paid to purchase the option.  Each Fund will realize a loss from a closing transaction if the cost of the closing transaction is more than the premium received from writing the option or if the proceeds from the closing transaction are less than the premium paid to purchase the option.  However, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss to a Fund resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Fund.

Stock Index Options.  Each Fund may also purchase put and call options with respect to the S&P 500 and other stock indices.  Such options may be purchased as a hedge against changes resulting from market conditions in the values of securities which are held in a Fund’s portfolio or which it intends to purchase or sell, or when they are economically appropriate for the reduction of risks inherent in the ongoing management of a Fund.

The distinctive characteristics of options on stock indices create certain risks that are not present with stock options generally.  Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of stock prices in the stock market generally rather than movements in the price of a particular stock.  Accordingly, successful use by a Fund of options on a stock index would be subject to a Manager’s ability to predict correctly movements in the direction of the stock market generally.  This requires different skills and techniques than predicting changes in the price of individual stocks.

Index prices may be distorted if trading of certain stocks included in the index is interrupted.  Trading of index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index.  If this were to occur, a Fund would not be able to close out options which it had purchased, and if restrictions on exercise were imposed, a Fund might be unable to exercise an option it holds, which could result in substantial losses to a Fund.  It is the policy of each Fund to purchase put or call options only with respect to an index which a Manager believes includes a sufficient number of stocks to minimize the likelihood of a trading halt in the index.

Risks Of Investing in Options.  There are several risks associated with transactions in options on securities and indices.  Options may be more volatile than the underlying instruments and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.  There are also significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. In addition, a liquid secondary market for particular options may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of option of underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or clearing corporation may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.  The extent to which a Fund may enter into options transactions may be limited by the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), with respect to qualification of a Fund as a regulated investment company.  See “Dividends and Distributions” and “Taxation.”

In addition, when trading options on foreign exchanges, many of the protections afforded to participants in United States option exchanges will not be available.  For example, there may be no daily price fluctuation limits in such exchanges or markets, and adverse market movements could therefore continue to an unlimited extent over a period of time.  Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost.  Moreover, a Fund as an option writer could lose amounts substantially in excess of its initial investment, due to the margin and collateral requirements typically associated with such option writing.  See “Dealer Options” below.

Dealer Options.  Each Fund may engage in transactions involving dealer options as well as exchange-traded options.  Certain risks are specific to dealer options.  While a Fund might look to a clearing corporation to exercise exchange-traded options, if a Fund were to purchase a dealer option it would need to rely on the dealer from which it purchased the option to perform if the option were exercised.  Failure by the dealer to do so would result in the loss of the premium paid by a Fund as well as loss of the expected benefit of the transaction.

Exchange-traded options generally have a continuous liquid market while dealer options may not.  Consequently, a Fund may generally be able to realize the value of a dealer option it has purchased only by exercising or reselling the option to the dealer who issued it.  Similarly, when a Fund writes a dealer option, a Fund may generally be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to whom a Fund originally wrote the option.  While a Fund will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with a Fund, there can be no assurance that a Fund will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration.  Unless a Fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised.  In the event of insolvency of the other party, a Fund may be unable to liquidate a dealer option.  With respect to options written by a Fund, the inability to enter into a closing transaction may result in material losses to a Fund.  For example, because a Fund must maintain a secured position with respect to any call option on a security it writes, a Fund may not sell the assets which it has segregated to secure the position while it is obligated under the option.  This requirement may impair a Fund’s ability to sell portfolio securities at a time when such sale might be advantageous.

The Staff of the SEC has taken the position that purchased dealer options are illiquid securities.  A Fund may treat the cover used for written dealer options as liquid if the dealer agrees that a Fund may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula.  In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option.  Accordingly, each Fund will treat dealer options as subject to a Fund’s limitation on illiquid securities.  If the Commission changes its position on the liquidity of dealer options, each Fund will change its treatment of such instruments accordingly.

Foreign Currency Options.  Each Fund may buy or sell put and call options on foreign currencies.  A put or call option on a foreign currency gives the purchaser of the option the right to sell or purchase a foreign currency at the exercise price until the option expires.  Each Fund will use foreign currency options separately or in combination to control currency volatility.  Among the strategies employed to control currency volatility is an option collar.  An option collar involves the purchase of a put option and the simultaneous sale of call option on the same currency with the same expiration date but with different exercise (or “strike”) prices.  Generally, the put option will have an out-of-the-money strike price, while the call option will have either an at-the-money strike price or an in-the-money strike price.  Foreign currency options are derivative securities.  Currency options traded on U.S. or other exchanges may be subject to position limits that may limit the ability of a Fund to reduce foreign currency risk using such options.

As with other kinds of option transactions, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received.  Each Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses.  The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Fund’s position, a Fund may forfeit the entire amount of the premium plus related transaction costs.

Spread Transactions.  Each Fund may purchase covered spread options from securities dealers.  These covered spread options are not presently exchange-listed or exchange-traded.  The purchase of a spread option gives a Fund the right to put a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that a Fund does not own, but which is used as a benchmark.  The risk to a Fund, in addition to the risks of dealer options described above, is the cost of the premium paid as well as any transaction costs.  The purchase of spread options will be used to protect a Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities.  This protection is provided only during the life of the spread options.

Forward Currency Contracts
Each Fund may enter into forward currency contracts in anticipation of changes in currency exchange rates.  A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.  For example, a Fund might purchase a particular currency or enter into a forward currency contract to preserve the U.S. dollar price of securities it intends to or has contracted to purchase.  Alternatively, it might sell a particular currency on either a spot or forward basis to hedge against an anticipated decline in the dollar value of securities it intends to or has contracted to sell.  Although this strategy could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain from an increase in the value of the currency.

Futures Contracts and Related Options
Each Fund may invest in futures contracts and options on futures contracts as a hedge against changes in market conditions or interest rates.  A Fund may trade in such derivative securities for bona fide hedging purposes and otherwise in accordance with the rules of the Commodity Futures Trading Commission (“CFTC”).  A Fund will segregate liquid assets in a separate account with its custodian when required to do so by CFTC guidelines in order to cover its obligation in connection with futures and options transactions.

No price is paid or received by a Fund upon the purchase or sale of a futures contract.  When it enters into a domestic futures contract, a Fund will be required to deposit in a segregated account with its custodian an amount of cash or U.S. Treasury bills equal to approximately 5% of the contract amount.  This amount is known as initial margin.  The margin requirements for foreign futures contracts may be different.

The nature of initial margin in futures transactions is different from that of margin in securities transactions. Futures contract margin does not involve the borrowing of funds by the customer to finance the transactions.  Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to a Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments (called variation margin) to and from the broker will be made on a daily basis as the price of the underlying stock index fluctuates, to reflect movements in the price of the contract making the long and short positions in the futures contract more or less valuable.  For example, when a Fund has purchased a stock index futures contract and the price of the underlying stock index has risen, that position will have increased in value and a Fund will receive from the broker a variation margin payment equal to that increase in value.  Conversely, when a Fund has purchased a stock index futures contract and the price of the underlying stock index has declined, the position will be less valuable and a Fund will be required to make a variation margin payment to the broker.

At any time prior to expiration of a futures contract, a Fund may elect to close the position by taking an opposite position, which will operate to terminate a Fund’s position in the futures contract.  A final determination of variation margin is made on closing the position.  Additional cash is paid by or released to a Fund, which realizes a loss or a gain.

In addition to amounts segregated or paid as initial and variation margin, a Fund must segregate liquid assets with its custodian equal to the market value of the futures contracts, in order to comply with Commission requirements intended to ensure that a Fund’s use of futures is unleveraged.  The requirements for margin payments and segregated accounts apply to both domestic and foreign futures contracts.

Stock Index Futures Contracts.  Each Fund may invest in futures contracts on stock indices.  Currently, stock index futures contracts can be purchased or sold with respect to the S&P 500 Stock Price Index on the Chicago Mercantile Exchange, the Major Market Index on the Chicago Board of Trade, the New York Stock Exchange Composite Index on the New York Futures Exchange and the Value Line Stock Index on the Kansas City Board of Trade.  Foreign financial and stock index futures are traded on foreign exchanges including the London International Financial Futures Exchange, the Singapore International Monetary Exchange, the Sydney Futures Exchange Limited and the Tokyo Stock Exchange.

Interest Rate or Financial Futures Contracts.  Each Fund may invest in interest rate or financial futures contracts.  Bond prices are established in both the cash market and the futures market.  In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade.  In the futures market, a contract is made to purchase or sell a bond in the future for a set price on a certain date.  Historically, the prices for bonds established in the futures markets have generally tended to move in the aggregate in concert with cash market prices, and the prices have maintained fairly predictable relationships.

The sale of an interest rate or financial futures contract by a Fund would create an obligation by a Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price.  A futures contract purchased by a Fund would create an obligation by a Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price.  The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date.  The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

Although interest rate or financial futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without delivery of securities. Closing out of a futures contract sale is effected by a Fund’s entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date.  If the price in the sale exceeds the price in the offsetting purchase, a Fund is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, a Fund pays the difference and realizes a loss.  Similarly, the closing out of a futures contract purchase is effected by a Fund’s entering into a futures contract sale.  If the offsetting sale price exceeds the purchase price, a Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, a Fund realizes a loss.

Each Fund will deal only in standardized contracts on recognized exchanges.  Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.  Domestic interest rate futures contracts are traded in an auction environment on the floors of several exchanges – principally, the Chicago Board of Trade and the Chicago Mercantile Exchange.  A public market now exists in domestic futures contracts covering various financial instruments including long-term United States Treasury bonds and notes, GNMA modified pass-through mortgage-backed securities, three-month United States Treasury bills, and 90-day commercial paper.  Each Fund may trade in any futures contract for which there exists a public market, including, without limitation, the foregoing instruments.  International interest rate futures contracts are traded on the London International Financial Futures Exchange, the Singapore International Monetary Exchange, the Sydney Futures Exchange Limited and the Tokyo Stock Exchange.

Foreign Currency Futures Contracts.  Each Fund may use foreign currency future contracts for hedging purposes.  A foreign currency futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a foreign currency at a specified price and time.  A public market exists in futures contracts covering several foreign currencies, including the Australian dollar, the Canadian dollar, the British pound, the Japanese yen, the Swiss franc, and certain multinational currencies such as the European Currency Unit (“ECU”). Other foreign currency futures contracts are likely to be developed and traded in the future.  Each Fund will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

Risks of Transactions in Futures Contracts. There are several risks related to the use of futures as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the futures contract and movements in the price of the securities which are the subject of the hedge.  The price of the future may move more or less than the price of the securities being hedged.  If the price of the future moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective, but if the price of the securities being hedged has moved in an unfavorable direction, a Fund would be in a better position than if it had not hedged at all.  If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the future.  If the price of the future moves more than the price of the hedged securities, a Fund will experience either a loss or a gain on the future which will not be completely offset by movements in the price of the securities which are subject to the hedge.

To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of the futures contract, a Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the historical volatility of the prices of such securities has been greater than the historical volatility over such time period of the future.  Conversely, a Fund may buy or sell fewer futures contracts if the historical volatility of the price of the securities being hedged is less than the historical volatility of the futures contract being used.  It is possible that, when a Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance while the value of securities held in a Fund’s portfolio may decline.  If this occurs, a Fund will lose money on the future and also experience a decline in value in its portfolio securities.  However, the Advisor believes that over time the value of a diversified portfolio will tend to move in the same direction as the market indices upon which the futures are based.
Where futures are purchased to hedge against a possible increase in the price of securities before a Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline instead.  If a Fund then decides not to invest in securities or options at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the securities being hedged, the price of futures may not correlate perfectly with movement in the stock index or cash market due to certain market distortions.  All participants in the futures market are subject to margin deposit and maintenance requirements.  Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the index or cash market and futures markets.  In addition, the deposit requirements in the futures market are less onerous than margin requirements in the securities market.  Therefore, increased participation by speculators in the futures market may also cause temporary price distortions.  As a result of price distortions in the futures market and the imperfect correlation between movements in the cash market and the price of securities and movements in the price of futures, a correct forecast of general trends by a Manager may still not result in a successful hedging transaction over a very short time frame.

Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures.  Although a Fund may intend to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time.  In such event, it may not be possible to close a futures position, and in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin.  When futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract.  However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day.  The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session.  Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit.  The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions.  Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Successful use of futures by a Fund is also subject to a Manager’s ability to predict correctly movements in the direction of the market.  For example, if a Fund has hedged against the possibility of a decline in the market adversely affecting stocks held in its portfolio and stock prices increase instead, a Fund will lose part or all of the benefit of the increased value of the stocks which it has hedged because it will have offsetting losses in its futures positions.  In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market.  Each Fund may have to sell securities at a time when it may be disadvantageous to do so.

In the event of the bankruptcy of a broker through which a Fund engages in transactions in futures contracts or options, a Fund could experience delays and losses in liquidating open positions purchased or sold through the broker, and incur a loss of all or part of its margin deposits with the broker.

Options on Futures Contracts.  As described above, each Fund may purchase options on the futures contracts they can purchase or sell.  A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option.  Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price.  Like the buyer or seller of a futures contract, the holder or writer of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss.  There is no guarantee that such closing transactions can be effected.

Investments in futures options involve some of the same considerations as investments in futures contracts (for example, the existence of a liquid secondary market).  In addition, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option.  Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities.  In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contracts.  Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to a Fund because the maximum amount at risk is limited to the premium paid for the options (plus transaction costs).

Restrictions on the Use or Futures Contracts and Related Options.  Each Fund may engage in transactions in futures contracts or related options primarily as a hedge against changes resulting from market conditions in the values of securities held in a Fund’s portfolio or which it intends to purchase and where the transactions are economically appropriate to the reduction of risks inherent in the ongoing management of each Fund.  A Fund may not purchase or sell futures or purchase related options for purposes other than bona fide hedging if, immediately thereafter, more than 25% of its net assets would be hedged.  A Fund also may not purchase or sell futures or purchase related options if, immediately thereafter, the sum of the amount of margin deposits on a Fund’s existing futures positions and premiums paid for such options would exceed 5% of the market value of a Fund’s net assets.

These restrictions, which are derived from current federal regulations regarding the use of options and futures by mutual funds, are not “fundamental restrictions” and may be changed by the Trustees of the Trust if applicable law permits such a change and the change is consistent with the overall investment objective and policies of each Fund.

The extent to which a Fund may enter into futures and options transactions may be limited by the Code requirements for qualification of a Fund as a regulated investment company.  See “Taxation.”

Repurchase Agreements
Each Fund may enter into repurchase agreements with respect to its portfolio securities. Pursuant to such agreements, a Fund acquires securities from financial institutions such as banks and broker-dealers as are deemed to be creditworthy by the Advisor or a Manager, subject to the seller’s agreement to repurchase and a Fund’s agreement to resell such securities at a mutually agreed upon date and price.  The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security).  Securities subject to repurchase agreements will be held by the Custodian or in the Federal Reserve/Treasury Book-Entry System or an equivalent foreign system.  The seller under a repurchase agreement will be required to maintain the value of the underlying securities at not less than 102% of the repurchase price under the agreement.  If the seller defaults on its repurchase obligation, a Fund holding the repurchase agreement will suffer a loss to the extent that the proceeds from a sale of the underlying securities are less than the repurchase price under the agreement.  Bankruptcy or insolvency of such a defaulting seller may cause a Fund’s rights with respect to such securities to be delayed or limited.  Repurchase agreements are considered to be loans under the 1940 Act.

Reverse Repurchase Agreements
Each Fund may enter into reverse repurchase agreements.  A Fund typically will invest the proceeds of a reverse repurchase agreement in money market instruments or repurchase agreements maturing not later than the expiration of the reverse repurchase agreement.  A Fund may use the proceeds of reverse repurchase agreements to provide liquidity to meet redemption requests when sale of a Fund’s securities is disadvantageous.

Each Fund causes its custodian to segregate liquid assets, such as cash, U.S. Government securities or other high-grade liquid debt securities equal in value to its obligations (including accrued interest) with respect to reverse repurchase agreements. In segregating such assets, the custodian either places such securities in a segregated account or separately identifies such assets and renders them unavailable for investment.  Such assets are marked to market daily to ensure full collateralization is maintained.

Dollar Roll Transactions
Each Fund may enter into dollar roll transactions.  A dollar roll transaction involves a sale by a Fund of a security to a financial institution concurrently with an agreement by a Fund to purchase a similar security from the institution at a later date at an agreed-upon price.  The securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold.  During the period between the sale and repurchase, a Fund will not be entitled to receive interest and principal payments on the securities sold.  Proceeds of the sale will be invested in additional portfolio securities of a Fund, and the income from these investments, together with any additional fee income received on the sale, may or may not generate income for a Fund exceeding the yield on the securities sold.

At the time a Fund enters into a dollar roll transaction, it causes its custodian to segregate liquid assets such as cash, U.S. Government securities or other high-grade liquid debt securities having a value equal to the purchase price for the similar security (including accrued interest) and subsequently marks the assets to market daily to ensure that full collateralization is maintained.

When-Issued Securities, Forward Commitments and Delayed Settlements
Each Fund may purchase securities on a “when-issued,” forward commitment or delayed settlement basis. In this event, the Custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account.  Normally, the Custodian will set aside portfolio securities to satisfy a purchase commitment. In such a case, a Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of a Fund’s commitment.  It may be expected that a Fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

Each Fund does not intend to engage in these transactions for speculative purposes but only in furtherance of its investment objectives.  Because a Fund will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described, a Fund’s liquidity and the ability of a Manager to manage it may be affected in the event a Fund’s forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceeded 15% of the value of its net assets.

Each Fund will purchase securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction.  If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to a Fund on the settlement date.  In these cases a Fund may realize a taxable capital gain or loss.  When a Fund engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade.  Failure of such party to do so may result in a Fund’s incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

The market value of the securities underlying a when-issued purchase, forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of a Fund starting on the day a Fund agrees to purchase the securities.  A Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

Zero-Coupon, Step-Coupon and Pay-in-Kind Securities
Each Fund may invest in zero-coupon, step-coupon and pay-in-kind securities.  These securities are debt securities that do not make regular cash interest payments.  Zero-coupon and step-coupon securities are sold at a deep discount to their face value.  Pay-in-kind securities pay interest through the issuance of additional securities. Because these securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate.  While these securities do not pay current cash income, the Code requires the holders of these securities to include in income each year the portion of the original issue discount (or deemed discount) and other non-cash income on the securities accruing that year.  A Fund may be required to distribute a portion of that discount and income and may be required to dispose of other portfolio securities, which may occur in periods of adverse market prices, in order to generate cash to meet these distribution requirements.

Borrowing
Each Fund is authorized to borrow money from time to time for temporary, extraordinary or emergency purposes or for clearance of transactions in amounts up to 20% of the value of its total assets at the time of such borrowings.  The use of borrowing by the Fund involves special risk considerations that may not be associated with other funds having similar objectives and policies.  Since substantially all of the Fund’s assets fluctuate in value, whereas the interest obligation resulting from a borrowing will be fixed by the terms of the Fund’s agreement with its lender, the asset value per share of the Fund will tend to increase more when its portfolio securities increase in value and to decrease more when its portfolio assets decrease in value than would otherwise be the case if the Fund did not borrow funds.  In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds.  Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

Lending Portfolio Securities
Each Fund may lend its portfolio securities in an amount not exceeding 10% of its total assets to financial institutions such as banks and brokers if the loan is collateralized in accordance with applicable regulations.  Under the present regulatory requirements which govern loans of portfolio securities, the loan collateral must, on each business day, at least equal the value of the loaned securities and must consist of cash, letters of credit of domestic banks or domestic branches of foreign banks, or securities of the U.S. Government or its agencies.  To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by a Fund if the demand meets the terms of the letter.  Such terms and the issuing bank would have to be satisfactory to a Fund.  Any loan might be secured by any one or more of the three types of collateral.  The terms of a Fund’s loans must permit a Fund to reacquire loaned securities on five days’ notice or in time to vote on any serious matter and must meet certain tests under the Code.

Short Sales
Each Fund is authorized to make short sales of securities which it does not own or have the right to acquire. In a short sale, a Fund sells a security that it does not own, in anticipation of a decline in the market value of the security.  To complete the sale, a Fund must borrow the security (generally from the broker through which the short sale is made) in order to make delivery to the buyer.  Each Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement.  Each Fund is said to have a “short position” in the securities sold until it delivers them to the broker.  The period during which a Fund has a short position can range from one day to more than a year.  Until the security is replaced, the proceeds of the short sale are retained by the broker, and a Fund is required to pay to the broker a negotiated portion of any dividends or interest that accrue during the period of the loan.  To meet current margin requirements, a Fund is also required to deposit with the broker additional cash or securities so that the total deposit with the broker is maintained daily at 150% of the current market value of the securities sold short (100% of the current market value if a security is held in the account that is convertible or exchangeable into the security sold short within 90 days without restriction other than the payment of money).

Short sales by a Fund create opportunities to increase a Fund’s return but, at the same time, involve specific risk considerations and may be considered a speculative technique.  Since each Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, a Fund’s net asset value per share will tend to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales.  The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest a Fund may be required to pay in connection with the short sale.  Furthermore, under adverse market conditions a Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

Illiquid Securities
Each Fund may not invest more than 15% of the value of its net assets in illiquid securities, including restricted securities that are not deemed to be liquid by the Manager.  The Advisor and the Managers will monitor the amount of illiquid securities in a Fund’s portfolio, under the supervision of the Trust’s Board of Trustees, to ensure compliance with a Fund’s investment restrictions.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933 (the “Securities Act”), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days.  Securities which have not been registered under the Securities Act are referred to as private placement or restricted securities and are purchased directly from the issuer or in the secondary market.  Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation.  Limitations on resale may have an adverse effect on the marketability of portfolio securities and a Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption within seven days.  A Fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay.  Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes.  Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment.  The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.  If such securities are subject to purchase by institutional buyers in accordance with Rule 144A promulgated by the Commission under the Securities Act, the Manager, pursuant to procedures adopted by the Trust’s Board of Trustees, may determine that such securities are not illiquid securities notwithstanding their legal or contractual restrictions on resale.  In all other cases, however, securities subject to restrictions on resale will be deemed illiquid.

Exchange-Traded Funds
The Funds may invest in exchange-traded funds (“ETFs”), which are a type of index fund bought and sold on a securities exchange.  An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index.  A Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities.  The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs.  ETFs are also subject to other risks, including the risk that their prices may not correlate perfectly with changes in the underlying index and the risk of possible trading halts due to market conditions or other reasons that, in the view of the exchange upon which an ETF trades, would make trading in the ETF inadvisable.  An exchange-traded sector fund may also be adversely affected by the performance of that specific sector or group of industries on which it is based. Investments in ETFs are generally subject to limits in the 1940 Act on investments in other investment companies.

Initial Public Offerings
The Funds may purchase securities of companies in initial public offerings (“IPOs”).  By definition, IPOs have not traded publicly until the time of their offerings.  Special risks associated with IPOs may include a limited number of shares available for trading, unseasoned trading, lack of investor knowledge of the company, and limited operating history, all of which may contribute to price volatility.  Many IPOs are issued by undercapitalized companies of small or micro cap size.  The effect of IPOs on a Fund's performance depends on a variety of factors, including the number of IPOs the Fund invests in relative to the size of the Fund and whether and to what extent a security purchased in an IPO appreciates or depreciates in value.  As a Fund's asset base increases, IPOs often have a diminished effect on such Fund's performance.

Risks of Investing in Small Companies
Each Fund may, and the Smaller Companies Fund will, invest in securities of small companies.  Additional risks of such investments include the markets on which such securities are frequently traded.  In many instances the securities of smaller companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies.  Therefore, the securities of smaller companies may be subject to greater and more abrupt price fluctuations.  When making large sales, a Fund may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time due to the trading volume of smaller company securities.  Investors should be aware that, based on the foregoing factors, an investment in the Funds may be subject to greater price fluctuations than an investment in a fund that invests exclusively in larger, more established companies.  A Manager’s research efforts may also play a greater role in selecting securities for a Fund than in a fund that invests in larger, more established companies.

Investment Restrictions
The Trust (on behalf of each Fund) has adopted the following restrictions as fundamental policies, which may not be changed without the favorable vote of the holders of a “majority,” as defined in the 1940 Act, of the outstanding voting securities of a Fund.  Under the 1940 Act, the “vote of the holders of a majority of the outstanding voting securities” means the vote of the holders of the lesser of (i) 67% of the shares of a Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (ii) more than 50% of the outstanding shares of a Fund.

As a matter of fundamental policy, each Fund, except for the Value Fund and the Focused Opportunities Fund, is diversified; i.e., as to 75% of the value of its total assets: (i) no more than 5% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities); and (ii) a Fund may not purchase more than 10% of the outstanding voting securities of an issuer.  The Value Fund and the Focused Opportunities Fund are non-diversified funds and are not subject to the above requirements.  Each Fund’s investment objective is also fundamental.

In addition, a Fund may not:

1.  Issue senior securities, borrow money or pledge its assets, except that (i) a Fund may borrow on an unsecured basis from banks for temporary or emergency purposes or for the clearance of transactions in amounts not exceeding 20% of its total assets (not including the amount borrowed), provided that it will not make investments while borrowings in excess of 5% of the value of its total assets are outstanding; and (ii) this restriction shall not prohibit a Fund from engaging in options, futures and foreign currency transactions or short sales;

2.  Purchase securities on margin, except such short-term credits as may be necessary for the clearance of transactions;

3.  Act as underwriter (except to the extent a Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio);

4.  Invest 25% or more of its total assets, calculated at the time of purchase and taken at market value, in any one industry (other than U.S. Government securities);

5.  Purchase or sell real estate or interests in real estate or real estate limited partnerships (although a Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate);

6.  Purchase or sell commodities or commodity futures contracts, except that a Fund may purchase and sell stock index futures contracts and currency and financial futures contracts and related options in accordance with any rules of the Commodity Futures Trading Commission;

7.  Invest in oil and gas limited partnerships or oil, gas or mineral leases;

8.  Make loans of money (except for purchases of debt securities consistent with the investment policies of a Fund and except for repurchase agreements); or

9.  Make investments for the purpose of exercising control or management.

Each Fund observes the following restrictions as a matter of operating but not fundamental policy, pursuant to positions taken by federal regulatory authorities:

Each Fund may not:

1.  Invest in the securities of other investment companies or purchase any other investment company’s voting securities or make any other investment in other investment companies except to the extent permitted by federal law.

2.  Invest more than 15% of its assets in securities that are restricted as to disposition or otherwise are illiquid or have no readily available market (except for securities that are determined by the Manager, pursuant to procedures adopted by the Board of Trustees, to be liquid).

BOARD OF TRUSTEES

The overall management of the business and affairs of the Trust is vested with its Board of Trustees, who are responsible for protecting the interests of shareholders.  The Trustees are experienced executives who meet throughout the year to oversee the activities of the Funds, review the compensation arrangements between the Advisor and the Managers, review contractual arrangements with companies that provide services to the Funds, including the Advisor, Managers, Administrator, Custodian and Transfer Agent, and review performance.  The day-to-day operations of the Trust are delegated to its officers, subject to a Fund’s investment objectives and policies and to general supervision by the Board of Trustees.  A majority of the Trustees are not otherwise affiliated with the Advisor or any of the Managers.

Independent Trustees*

Name, Address and Date of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
A. George Battle 4 Orinda Way, Suite 200D Orinda, CA 94563 (born 1944)	Independent Trustee	Open-ended term; Served since inception	Executive Chairman, Ask Jeeves, Inc. (technology) 2004 to 2005; Chief Executive Officer, Ask Jeeves from 2000 to 2003; Senior Fellow, The Aspen Institute since 1995.	5	Advent Software; Expedia Inc; Fair, Isaac and Company, Inc.; Netflix Inc.

Frederick August Eigenbrod, Jr., Ph.D. 4 Orinda Way, Suite 200D Orinda, CA 94563 (born 1941)	Independent Trustee	Open-ended term; Served since inception	Vice President, RoutSource Consulting Services (organizational planning and development) since 2002.	5	None

Harold M. Shefrin, Ph.D. 4 Orinda Way, Suite 200D Orinda, CA 94563 (born 1948)	Independent Trustee	Open-ended term; Served since February 2005	Professor, Department of Finance, Santa Clara University since 1979.	5	SA Funds – Investment Trust

Taylor M. Welz 2431 W. March Lane, Suite 100 Stockton, CA 95207 (born 1959)	Independent Trustee	Open-ended term; Served since inception	CPA/PFS, CFP. President, CCO & Sole Owner, Welz Financial Services, Inc.(investment advisory services and retirement planning), since 2007. Partner and Chief Compliance Officer, Bowman & Company LLP (certified public accountants) from 1987 to 2007.	5	None
*Trustees who are not “interested persons” of the Trust as defined under the 1940 Act.

Interested Trustees & Officers

Name, Address and Date of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee/Officer
Kenneth E. Gregory* 4 Orinda Way, Suite 200D Orinda, CA 94563 (born 1957)	President and Trustee	Open-ended term; Served since inception	President of the Advisor; President and Chief Strategist of Litman/Gregory Asset Management, LLC (investment advisors); President of Litman/Gregory Research, Inc. (publishers); Officer of Litman/Gregory Analytics, LLC (web based publisher of financial research), since 2000.	5	None

Craig A. Litman* 100 Larkspur Landing Circle Suite 204 Larkspur, CA 94939 (born 1946)	Secretary and Trustee	Open-ended term; Served since inception	Treasurer and Secretary of the Advisor; Vice President and Secretary of Litman/Gregory Research, Inc.; Chairman of Litman/Gregory Asset Management, LLC.	5	None

Jeremy DeGroot* 4 Orinda Way, Suite 200D Orinda, CA 94563 (born 1963)	Assistant Secretary and Trustee	Open-ended term; Served since December 2008	Chief Investment Officer of Litman/Gregory Asset Management, LLC.	5	None

John Coughlan 4 Orinda Way, Suite 200D Orinda, CA 94563 (born 1956)	Treasurer and Chief Compliance Officer	Open-ended term; Served as Treasurer since inception of Funds, and as Chief Compliance Officer since September 2004	Chief Operating Officer and Chief Compliance Officer, Litman/Gregory Fund Advisors, LLC; Chief Financial Officer of Litman/Gregory Asset Management, LLC.	N/A	None
* Denotes Trustees who are “interested persons” of the Trust under the 1940 Act because of their relationship with the Advisor.

Board Committees
The Board has three standing committees as described below:

Audit Committee
Members	Description	Committee Meetings During Fiscal Year Ended December 31, 2008
A. George Battle Frederick August Eigenbrod, Jr., Ph.D. Harold M. Shefrin, Ph.D. Taylor M. Welz	Responsible for advising the full Board with respect to accounting, auditing and financial matters affecting the Trust.	2

Nominating Committee
Members	Description	Committee Meetings During Fiscal Year Ended December 31, 2008
A. George Battle Frederick August Eigenbrod, Jr., Ph.D. Harold M. Shefrin, Ph.D. Taylor M. Welz	Responsible for seeking and reviewing candidates for consideration as nominees for Trustees as is considered necessary from time to time.	4

Valuation Committee
Members	Description	Committee Meetings During Fiscal Year Ended December 31, 2008
Taylor M. Welz Kenneth E. Gregory Craig A. Litman John Coughlan Jeremy DeGroot	Responsible for (1) monitoring the valuation of the Funds’ securities and other investments; and (2) as required by each series of the Trust’s valuation procedures, when the full Board is not in session, determining the fair value of illiquid and other holdings after consideration of all relevant factors, which determinations are reported to the full Board.	4

Trustee Ownership of Fund Shares
As of December 31, 2008, the Trustees owned the following dollar range of shares of the Funds: (1)
Name of Trustee	Equity Fund	International Fund	Value Fund	Smaller Companies Fund	Focused Opportunities Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies (2)
A. George Battle	D	D	C	A	D	D
Frederick August Eigenbrod, Jr.	C	C	B	A	C	D
Harold M. Shefrin	C	C	C	C	C	E
Taylor M. Welz	E	E	E	C	C	E
Kenneth E. Gregory	E	E	E	D	E	E
Craig A. Litman	E	E	E	C	E	E
Jeremy DeGroot	C	C	C	B	C	D
(1)     Dollar Range of Equity Securities in the Fund:
A=None
B=$1-$10,000
C=$10,001-$50,000
D=$50,001-$100,000
E= Over $100,000
(2)	As of December 31, 2008, the Trustees oversaw five registered investment companies in the fund complex.

Trustee Interest in Investment Advisor, Distributor or Affiliates
As of December 31, 2008, the Trustees who are not “interested” persons of the Trust, as that term is defined in the 1940 Act (the “Independent Trustees”), and the members of their respective immediate family, did not own any securities beneficially or of record in the Advisor, the Managers, U.S. Bancorp, the parent company of Quasar Distributors LLC (the “Distributor”) or any of their respective affiliates.  Further, the Independent Trustees and the members of their respective immediate family, do not have a direct or indirect interest, the value of which exceeds $120,000, in the Advisor, the Managers, the Distributor, or any of their respective affiliates.

Compensation
For the year ended December 31, 2008, each Independent Trustee received an annual fee of $75,000, allocated $9,000 for each of the Equity Fund, the International Fund, the Value Fund, the Smaller Companies Fund and the Focused Opportunities Fund with the remaining balance pro-rated quarterly based on each Fund’s assets, plus expenses incurred by the Trustees in connection with attendance at meetings of the Board of Trustees and its Committees.  For 2009, the Trustees’ annual compensation will be $75,000, allocated $9,000 per Fund with the remaining balance pro-rated quarterly based on each Fund’s assets, plus expenses incurred by the Trustees in connection with attendance at meetings of the Board of Trustees and its committees.  As of March 31, 2009, to the best of the knowledge of the Trust, the Board of Trustees and the officers of the Funds, as a group, owned of record 0.37% of the outstanding shares of the Equity Fund, the International Fund, the Value Fund, the Smaller Companies Fund and the Focused Opportunities Fund.

The table below illustrates the annual compensation paid to each Trustee of the Trust during 2008:
Name of Person, Position	Aggregate Compensation from Equity Fund	Aggregate Compensation from International Fund	Aggregate Compensation from Value Fund	Aggregate Compensation from Smaller Companies Fund	Aggregate Compensation from Focused Opportunities Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Benefits Upon Retirement	Total Compensation from Trust Paid to Trustees
A. George Battle, Trustee	$15,034	$27,314	$11,494	$11,065	$10,093	$0	$0	$75,000
Frederick A. Eigenbrod, Jr., Trustee	$15,034	$27,314	$11,494	$11,065	$10,093	$0	$0	$75,000
Harold M. Shefrin, Trustee	$15,034	$27,314	$11,494	$11,065	$10,093	$0	$0	$75,000

Name of Person, Position	Aggregate Compensation from Equity Fund	Aggregate Compensation from International Fund	Aggregate Compensation from Value Fund	Aggregate Compensation from Smaller Companies Fund	Aggregate Compensation from Focused Opportunities Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Benefits Upon Retirement	Total Compensation from Trust Paid to Trustees
Taylor M. Welz, Trustee	$15,034	$27,314	$11,494	$11,065	$10,093	$0	$0	$75,000
Jeremy DeGroot, Trustee*	$0	$0	$0	$0	$0	$0	$0	$0
Kenneth E. Gregory, President and Trustee	None	None	None	None	None	None	None	None
Craig A. Litman, Secretary and Trustee	None	None	None	None	None	None	None	None

* Jeremy DeGroot was elected as Trustee in December 2008.

Control Persons and Principal Shareholders
A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of any of the Funds.  A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a company or acknowledges the existence of such control.  As of March 31, 2009, the shareholders indicated below were considered to be either a control person or principal shareholder of the Funds.  Because the Investor Class shares recently commenced operations, there were no shareholders of that Class on March 31, 2009.

Masters’ Select Equity Fund – Institutional Class
Name and Address	Shares	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104-4151	18,392,729	58.13%	Record

National Financial Services, Corp. 200 Liberty Street New York, NY 10281-5503	2,214,237	7.00%	Record

Masters’ Select International Fund – Institutional Class
Name and Address	Shares	% Ownership	Type of Ownership
Charles Schwab & Co, Inc. 101 Montgomery Street San Francisco, CA 94104-4151	30,677,782	34.81%	Record

National Financial Services Corp. 200 Liberty Street New York, NY 10281-5503	13,317,859	15.11%	Record

Masters’ Select Value Fund – Institutional Class
Name and Address	Shares	% Ownership	Type of Ownership
Charles Schwab & Co, Inc. 101 Montgomery Street San Francisco, CA 94104-4151	7,530,108	66.52%	Record

National Financial Services Corp. 200 Liberty Street New York, NY 10281-5503	693,420	6.13%	Record

Masters’ Select Smaller Companies Fund – Institutional Class
Name and Address	Shares	% Ownership	Type of Ownership
Charles Schwab & Co, Inc. 101 Montgomery Street San Francisco, CA 94104-4151	4,756,155	41.72%	Record

Ameritrade, Inc. P.O. Box 2226 Omaha, NE 68103-2226	2,210,001	19.39%	Record

National Financial Services Corp. 200 Liberty Street New York, NY 10281-5503	1,285,806	11.28%	Record

Masters’ Select Focused Opportunities Fund – Institutional Class
Name and Address	Shares	% Ownership	Type of Ownership
Charles Schwab & Co, Inc. 101 Montgomery Street San Francisco, CA 94104-4151	8,215,455	94.18%	Record

PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES

The Board of Trustees of the Funds has adopted policies to ensure that any disclosure of information about the Funds’ portfolio holdings is in the best interest of Fund shareholders; and to make clear that information about the Funds’ portfolio holdings should not be distributed to any person unless:

•	The disclosure is required to respond to a regulatory request, court order or other legal proceedings;
•	The disclosure is to a mutual fund rating or, statistical agency or person performing similar functions who has signed a confidentiality agreement with the Trust;
•
The disclosure is made to internal parties involved in the investment process, administration or custody of the Funds, including but not limited to the Advisor, the Managers and the Trust’s Board of Trustees;

•
The disclosure is (a) in connection with a quarterly, semi-annual or annual report that is available to the public or (b) relates to information that is otherwise available to the public (e.g. portfolio information that is available on a Fund’s website); or

•	The disclosure is made pursuant to prior written approval of the Chief Compliance Officer of the Advisor or the Funds, or the President of the Trust.

The Funds make their portfolio holdings publicly available on the Funds’ website 15 days after the end of each calendar quarter.

The Funds do not have any individualized ongoing arrangements to make available information about the Funds’ portfolio securities to any person, other than the disclosures made, as described above, to internal parties involved in the Funds’ investment process, administration or custody of the Funds.  To the extent required to perform services for the Funds or the Advisor, the Funds’ or the Advisor’s legal counsel or the Funds’ auditors may obtain portfolio holdings information.  Such information is provided subject to confidentiality requirements.

THE ADVISOR AND THE MANAGERS

Subject to the supervision of the Board of Trustees, investment management and related services are provided by the Advisor to each of the Funds, pursuant to an investment advisory agreement (the “Advisory Agreement”).  In addition, the assets of each Fund are divided into segments by the Advisor, and individual selection of securities in each segment is provided by a Manager approved by the Board of Trustees pursuant, in each case, to an investment sub-advisory agreement (each, a “Management Agreement”).  Under the Advisory Agreement, the Advisor has agreed to (i) furnish each Fund with advice and recommendations with respect to the selection and continued employment of Managers to manage the actual investment of each Fund’s assets; (ii) direct the allocation of each Fund’s assets among such Managers; (iii) oversee the investments made by such Managers on behalf of each Fund, subject to the ultimate supervision and direction of the Trust’s Board of Trustees; (iv) oversee the actions of the Managers with respect to voting proxies for each Fund, filing Section 13 ownership reports for each Fund, and taking other actions on behalf of each Fund; (v) maintain the books and records required to be maintained by each Fund except to the extent arrangements have been made for such books and records to be maintained by the administrator, another agent of each Fund or a Manager; (vi) furnish reports, statements and other data on securities, economic conditions and other matters related to the investment of each Fund’s assets which each Fund’s administrator or distributor or the officers of the Trust may reasonably request; and (vii) render to the Trust’s Board of Trustees such periodic and special reports with respect to each Fund’s investment activities as the Board may reasonably request, including at least one in-person appearance annually before the Board of Trustees.

The Advisor has agreed, at its own expense, to maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under the Advisory Agreement.  Personnel of the Advisor may serve as officers of the Trust provided they do so without compensation from the Trust.  Without limiting the generality of the foregoing, the staff and personnel of the Advisor shall be deemed to include persons employed or retained by the Advisor to furnish statistical information, research, and other factual information, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Advisor or the Trust’s Board of Trustees may desire and reasonably request.  With respect to the operation of each Fund, the Advisor has agreed to be responsible for (i) providing the personnel, office space and equipment reasonably necessary for the operation of the Trust and each Fund including the provision of persons qualified to serve as officers of the Trust; (ii) compensating the Managers selected to invest the assets of each Fund; (iii) the expenses of printing and distributing extra copies of each Fund’s prospectus, statement of additional information, and sales and advertising materials (but not the legal, auditing or accounting fees attendant thereto) to prospective investors (but not to existing shareholders); and (iv) the costs of any special Board of Trustees meetings or shareholder meetings convened for the primary benefit of the Advisor or any Manager.

Under each Management Agreement, each Manager agrees to invest its allocated portion of the assets of each Fund in accordance with the investment objectives, policies and restrictions of each Fund as set forth in the Trust’s and each Fund’s governing documents, including, without limitation, the Trust’s Agreement and Declaration of Trust and By-Laws; each Fund’s prospectus, statement of additional information, and undertakings; and such other limitations, policies and procedures as the Advisor or the Trustees of the Trust may impose from time to time in writing to the Manager.  In providing such services, each Manager shall at all times adhere to the provisions and restrictions contained in the federal securities laws, applicable state securities laws, the Internal Revenue Code, and other applicable law.

Without limiting the generality of the foregoing, each Manager has agreed to (i) furnish each Fund with advice and recommendations with respect to the investment of the Manager’s allocated portion of each Fund’s assets, (ii) effect the purchase and sale of portfolio securities for Manager’s allocated portion or determine that a portion of such allocated portion will remain uninvested; (iii) manage and oversee the investments of the Manager’s allocated portion, subject to the ultimate supervision and direction of the Trust’s Board of Trustees; (iv) vote proxies and take other actions with respect to the securities in Manager’s allocated portion; (v) maintain the books and records required to be maintained with respect to the securities in Manager’s allocated portion; (vi) furnish reports, statements and other data on securities, economic conditions and other matters related to the investment of each Fund’s assets which the Advisor, Trustees or the officers of the Trust may reasonably request; and (vii) render to the Trust’s Board of Trustees such periodic and special reports with respect to Manager’s allocated portion as the Board may reasonably request.

As compensation for the Advisor’s services (including payment of the Managers’ fees), each Fund pays the Advisor an advisory fee at the rate specified in the prospectus.  In addition to the fees payable to the Advisor and the Administrator, the Trust is responsible for its operating expenses, including: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Trust for the benefit of each Fund including all fees and expenses of its custodian, shareholder services agent and accounting services agent; interest charges on any borrowings; costs and expenses of pricing and calculating its daily net asset value and of maintaining its books of account required under the 1940 Act; taxes, if any; a pro rata portion of expenditures in connection with meetings of each Fund’s shareholders and the Trust’s Board of Trustees that are properly payable by each Fund; salaries and expenses of officers and fees and expenses of members of the Trust’s Board of Trustees or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Advisor; insurance premiums on property or personnel of each Fund which inure to its benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, prospectuses and statements of additional information of each Fund or other communications for distribution to existing shareholders; legal, auditing and accounting fees; trade association dues; fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale under federal and applicable state and foreign securities laws; all expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of each Fund, if any; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses, except as otherwise prescribed in the Advisory Agreement.

Pursuant to a Restated Contractual Advisory Fee Waiver Agreement effective for fiscal periods commencing January 1, 2007, the Advisor has agreed to waive a portion of its advisory fees on certain Funds to reflect reductions in the Managers’ fees.  Reductions in Managers’ fees can occur due to changes in Managers, the negotiation of different Manager fee schedules, the reallocation of assets among Managers or for other reasons.  The Advisor retains the right to cease or modify its fee waivers if the underlying economics that prompted the waiver change.  The Advisor may take such action immediately if the addition of a new Manager or reallocation of assets among Managers results in an increase in the fees payable by the Advisor to the Manager; otherwise such action may be taken on 60 days notice.  This Advisory Fee Waiver Agreement is renewable annually, and the Advisor has reserved the right to decline renewal on 30 days’ notice.  The Advisor’s intent in making such waivers is to pass through to the shareholders the benefits of reductions in the fees the Advisor is required to pay to the Managers.  The Advisor has agreed to waive its right to recoupment of the waived fees.

The Advisor has also agreed to reduce its fees or reimburse each Fund for certain expenses, in order to limit the expense ratio of each Fund.  In contrast to the waived fees discussed above, these reductions (collectively, “subsidies”) may be subject to reimbursement by the applicable Fund within the following three fiscal years at the Advisor’s request, provided the Fund is able to effect such reimbursement and remain in compliance with any agreed-upon expense limitations for that year.  Any such reimbursements are subject to approval by the Trust’s Board of Trustees at the time of reimbursement.  The Advisor may not request or receive reimbursement for the subsidies before payment of the applicable Fund’s operating expenses for the current fiscal year.

The Advisor is controlled by Craig A. Litman, Kenneth E. Gregory and Litman/Gregory Asset Management, LLC.

Under the Advisory Agreement and each Management Agreement, the Advisor and the Managers will not be liable to the Trust for any error of judgment by the Advisor or the Managers or any loss sustained by the Trust except in the case of a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages will be limited as provided in the 1940 Act) or of willful misfeasance, bad faith or gross negligence by reason of reckless disregard of its obligations and duties under the applicable agreement.

The Advisory Agreement and the Management Agreements remain in effect for an initial period not to exceed two years.  Thereafter, if not terminated, the Advisory Agreement and each Management Agreement will continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually (i) by a majority vote of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund.

The Advisory Agreement and Management Agreements are terminable by vote of the Board of Trustees or by the holders of a majority of the outstanding voting securities of the Trust at any time without penalty, on 60 days’ written notice to the Advisor or a Manager.  The Advisory Agreement and the Management Agreements also may be terminated by the Advisor or a Manager on 60 days’ written notice to the Trust.  The Advisory Agreement and the Management Agreements terminate automatically upon their assignment (as defined in the 1940 Act).

In determining whether to renew the Advisory Agreement and the Management Agreements each year, the Board of Trustees requests and evaluates information provided by the Advisor and the Managers, in accordance with Section 15(c) of the 1940 Act.  At its last annual review meeting on December 4, 2008, the Board considered a number of factors in reviewing and recommending renewal of the existing Advisory Agreement and Management Agreements, including the nature and quality of the services provided to the Funds by the Advisor and the Managers, the fees and expenses borne by the Funds, and the profitability of the relationship for the Advisor.  The factors considered by the Board are discussed in more detail in the Funds’ 2008 Annual Report.

As compensation for its investment management services, each of the Funds paid to the Advisor the investment advisory fees in the amount specified below.  Additional investment advisory fees payable under the investment advisory agreement may have, instead, been reduced by the Advisor, and in some circumstances  may be subject to reimbursement by the respective Fund, as discussed previously.

Advisory Fees Paid to Advisor, Net of Waivers
Year	Equity Fund	International Fund	Value Fund	Smaller Companies Fund	Focused Opportunities Fund*
2008	$5,780,706	$14,768,904	$2,358,704	$2,076,024	$965,059
2007	$8,531,245	$17,409,498	$4,117,522	$3,191,385	$965,439
2006	$9,546,067	$17,059,194	$3,839,949	$3,335,238	$237,163

Amounts Waived by the Advisor
Year	Equity Fund	International Fund	Value Fund	Smaller Companies Fund	Focused Opportunities Fund*
2008	$32,216	$2,441,303	$51,851	$8,902	$77,862
2007	$40,735	$3,121,198	$96,870	$29,180	$74,742
2006	$48,315	$2,405,816	$89,130	$21,736	$48,429

* The Focused Opportunities Fund commenced operations on June 30, 2006; therefore, amounts shown for 2006 are for a partial year.

ADDITIONAL PORTFOLIO MANAGER INFORMATION

The following section provides information regarding each portfolio manager’s compensation, other accounts managed, material conflicts of interests, and any ownership of securities in the Funds for which they serve. Each portfolio manager or team member is referred to as a portfolio manager below.  The portfolio managers are shown together in this section only for ease in presenting the information and should not be viewed for purposes of comparing the portfolio managers or their firms against one another.  Each firm is a separate entity that may employ different compensation structures, may have different management requirements, and each portfolio manager may be affected by different conflicts of interest.

Other Accounts Managed by Portfolio Managers

The table below identifies, for each portfolio manager of each Fund, the number of accounts managed (excluding the Funds) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts.  To the extent that any of these accounts are based on account performance, this information is reflected in separate tables below.  Information in all tables is shown as of the Fund’s fiscal year-end, December 31, 2008.  Asset amounts are approximate and have been rounded.

	Registered Investment Companies (excluding the Funds)		Other Pooled Investment Vehicles		Other Accounts
Fund and Portfolio Manager (Firm)	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
All Funds
Kenneth E. Gregory (Litman/Gregory)	0	$0	2	$109 million	1	$11.5 million
Jeremy DeGroot (Litman/Gregory)	0	$0	0	$0	9	$8.6 million
Equity Fund
Christopher Davis (Davis Advisors)	30	$48 billion	14	$815 million	141	$8 billion
Bill D’Alonzo (Friess)	3	$4 billion	1	$368 million	149	$6 billion
Kenneth Feinberg (Davis Advisors)	30	$49 billion	15	$778 million	119	$7 billion
Mason Hawkins (Southeastern)	6	$10 billion	16	$880 million	188	$12 billion

Christopher McHugh (Turner)	14	$2.4 billion	32	$268 million	28	$1.1 billion
William McVail (Turner)	8	$758 million	10	$68 million	51	$2.0 billion
Clyde McGregor (Harris)	2	$13 billion	2	$276 million	135	$1 billion
Frank Sands, Jr. (Sands Capital)	6	$1,367 million	9	$309 million	784	$6,661 million
A. Michael Sramek (Sands Capital)	6	$1,367 million	9	$309 million	784	$6,661 million
Robert Turner (Turner)	16	$1.5 billion	40	$730 million	106	$6.0 billion
Richard Weiss (Wells Capital)	4	$1,954 million	0	$0	15	$442 million
International Fund
Bill Fries (Thornburg)	17	$21.4 billion	9	$1.6 billion	4,030	$6.3 billion
W. Vinson Walden (Thornburg)	2	$40.7 million	2	$622.6 million	2	$24.2 million
James Gendelman (Marsico)	20	$7 billion	7	$1 billion	18	$1 billion
David Herro (Harris)	8	$5 billion	14	$1 billion	14	$2 billion
Ted Tyson (Mastholm)	37	$1 billion	0	$0	0	$0
Doug Allen (Mastholm)	37	$1 billion	0	$0	0	$0
Amit Wadhwaney (Third Avenue)	1	$1.03 billion	5	$758 million	22	$272 million
Howard Appleby (Northern Cross)	4	$15 billion	0	$0	4	$205 million
Jean-Francois Ducrest (Northern Cross)	4	$15 billion	0	$0	4	$205 million
James LaTorre (Northern Cross)	4	$15 billion	0	$0	4	$205 million

	Registered Investment Companies (excluding the Funds)		Other Pooled Investment Vehicles		Other Accounts
Fund and Portfolio Manager (Firm)	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
Edward Wendell (Northern Cross)	4	$15 billion	0	$0	4	$205 million
Smaller Companies Fund
Bill D’Alonzo (Friess)	3	$4 billion	1	$368 million	149	$6 billion
Robert Rodriguez (FPA)	2	$3 billion	0	$0	26	$3 billion
Tucker Walsh (Copper Rock)	14	$526 million	2	$89 million	41	$900 million
Richard Weiss (Wells Capital)	4	$1,961 million	0	$0	15	$442 million
Jeff Bronchick (Reed Conner & Birdwell)	1	$17 million	1	$45.2 million	91	$506.8 million
Tom Kerr (Reed Conner & Birdwell)	1	$17 million	0	$0	15	$69.8 million
Value Fund
Mason Hawkins (Southeastern)	6	$10 billion	16	$880 million	188	$12 billion
Clyde McGregor (Harris)	2	$13 billion	2	$276 million	135	$1 billion
Bill Nygren (Harris)	4	$5 billion	0	$0	0	$0
Focused Opportunities Fund
Christopher Davis (Davis Advisors)	30	$48 billion	14	$815 million	141	$8 billion
Kenneth Feinberg (Davis Advisors)	30	$49 billion	15	$778 million	119	$7 billion
Frank Sands, Jr. (Sands Capital)	6	$1,367 million	9	$309 million	784	$6,661 million
A. Michael Sramek (Sands Capital)	6	$1,367 million	9	$309 million	784	$6,661 million

The following table reflects information regarding accounts for which the portfolio manager has day-to-day management responsibilities and with respect to which the advisory fee is based on account performance. The Funds’ portfolio managers not listed below reported that they do not provide day-to-day management of accounts with performance-based advisory fees.  Information is shown as of each Fund’s fiscal year-end, December 31, 2008. Asset amounts are approximate and have been rounded.

Other Accounts That Pay Performance-Based Advisory Fees Managed by Portfolio Managers

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Fund and Portfolio Manager (Firm)	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
Equity Fund
Mason Hawkins (Southeastern)	0	$0	1	$188 million	11	$1 billion
Christopher McHugh (Turner)	3	$375 million	1	$21 million	2	$79 million
William McVail (Turner)	1	$29 million	0	$0	4	$239 million
Frank Sands, Jr. (Sands Capital)	1	$302 million	0	$0	9	$751 million
A. Michael Sramek (Sands Capital)	1	$302 million	0	$0	9	$751 million
Robert Turner (Turner)	2	$357 million	1	$21 million	5	$360 million
International Fund
Ted Tyson (Mastholm)	2	$400 million	0	$0	0	$0
Doug Allen (Mastholm)	2	$400 million	0	$0	0	$0
Bill Fries (Thornburg)	0	$0	0	$0	1	$73 million
Amit Wadhwaney (Third Avenue)	0	$0	1	$342 million	0	$0
Value Fund
Mason Hawkins (Southeastern)	0	$0	1	$188 million	11	$1 billion
Focused Opportunities Fund
Frank Sands, Jr. (Sands Capital)	1	$302 million	0	$0	9	$751 million
A. Michael Sramek (Sands Capital)	1	$302 million	0	$0	9	$751 million

Effective April 30, 2009, Anne Gudefin is responsible for co-managing segments of the Masters’ Select Value and Focused Opportunities Funds managed by Franklin Mutual Advisers, LLC.  The table below identifies the number of accounts managed by Ms. Gudefin (excluding the Funds) and the total assets in such accounts, as of March 31, 2009:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Fund and Portfolio Manager (Firm)	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
Value Fund
Anne Gudefin (Franklin Mutual)	7	$18.1 billion	0	$0	0	$0
Focused Opportunities Fund
Anne Gudefin (Franklin Mutual)	7	$18.1 billion	0	$0	0	$0

Material Conflicts of Interest

Actual or apparent material conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one investment account or in other circumstances.  Portfolio managers of each of the following sub-advisors who manage other investment accounts in addition to one or more of the Funds may be presented with the potential conflicts described below.

COPPER ROCK CAPITAL PARTNERS, LLC (“Copper Rock”)
Sub-Advisor to the Smaller Companies Fund

Copper Rock’s investment personnel may be part of a portfolio management team serving numerous other accounts for multiple clients of Copper Rock.  These client accounts may include registered investment companies, other types of pooled accounts, and separate accounts (i.e. accounts managed on behalf of individuals or public or private institutions).  Portfolio managers, research analysts, and trading desk personnel (collectively, “the portfolio management team”) provide services for multiple clients simultaneously.  A summary of certain portfolio conflicts of interest is provided below.  Please note, however, that this summary is not intended to describe every possible conflict of interest that members of the portfolio management teams may face.

Copper Rock may receive differential compensation from different advisory clients and each advisory client may be more or less profitable to Copper Rock than other advisory clients (e.g., clients also may demand different levels of service or have larger, smaller, or multiple relationships with Copper Rock).  Portfolio management team personnel may also make personal investments in accounts they manage or support.

Portfolios within the same product type are managed the in the same manner.  All portfolios have the same percentage ownership, other than client specific restrictions and rounding.

The Copper Rock portfolio management team may not be able to acquire enough of a certain security to fill all the orders across all client portfolios.  Copper Rock has a written procedure that requires the available shares to be distributed on a pro-rata basis across the appropriate portfolios.

DAVIS SELECTED ADVISERS, L.P. (“Davis Advisors”)
Sub-Advisor to the Equity Fund and the Focused Opportunities Fund

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one portfolio or other account.  More specifically, portfolio managers who manage multiple portfolios and/or other accounts are presented with the following potential conflicts: the management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account.  Davis Advisors seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline.  Most other accounts managed by a portfolio manager are managed using the same investment weightings that are used in connection with the management of the portfolios.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one portfolio or other account, a portfolio may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible portfolios and other accounts.  To deal with these situations, Davis Advisors has adopted procedures for allocating portfolio transactions across multiple accounts.

With respect to securities transactions for the portfolios, Davis Advisors determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction.  However, with respect to certain other accounts (such as mutual funds, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), Davis Advisors may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker.  In these cases, Davis Advisors may place separate, non-simultaneous, transactions for a portfolio and another account which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the portfolio or the other account.

Finally, substantial investment of assets of Davis Advisors or Davis family members in certain mutual funds may lead to conflicts of interest.  To mitigate these potential conflicts of interest, Davis Advisors has adopted policies and procedures intended to ensure that all clients are treated fairly over time.  Davis Advisors does not receive an incentive based fee on any account.

FIRST PACIFIC ADVISORS, LLC (“First Pacific”)
Sub-Advisor to the Smaller Companies Fund

Although First Pacific manages other accounts that may have similar investment objectives or strategies, First Pacific believes that no material conflicts currently exist, and that any material conflicts of interest which may arise in connection with First Pacific’s management of the Smaller Companies Fund's investments and the management of the investments of other accounts are addressed primarily through First Pacific 's allocation policies. Under these policies, First Pacific attempts to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Smaller Companies Fund and another advisory account.  In some cases, this procedure could have an adverse effect on the price or amount of securities available to the Smaller Companies Fund.  The main factors considered in such allocations are the respective investment objectives, the relative amount of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinion of the persons responsible for recommending the investments.

FRANKLIN MUTUAL ADVISERS, LLC (“Franklin”)
Sub-Advisor to the Value Fund and the Focused Opportunities Fund

The management of multiple funds, including the Funds, and accounts may also give rise to potential conflicts of interest if the Funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple Funds and accounts.  The manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline, such as pursuing a value-oriented strategy of investing primarily in undervalued securities and, to a lesser extent, Risk Arbitrage Securities and Distressed Companies. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Funds.  Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest.  The separation of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest.  However, securities selected for funds or accounts other than a Fund may outperform the securities selected for the Fund.  Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible Funds and other accounts. The manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among Funds and other accounts.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest.  A portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest; there is no assurance that the Funds’ Code of Ethics will adequately address such conflicts.

The manager and the Funds have adopted certain compliance procedures that are designed to address these, and other, types of conflicts.  However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

FRIESS ASSOCIATES, LLC (“Friess”)
Sub-Advisor to the Equity Fund and the Smaller Companies Fund

 Conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among the Equity Fund, the Smaller Companies Fund and other accounts managed by Friess.  Friess’ allocation methodology is designed to fairly allocate investment ideas among all eligible client portfolios.  Criteria used to determine eligible portfolios include: cash availability; client mandated restrictions; and, overall client portfolio composition.  Generally, trade orders are allocated on a pro-rata basis across all eligible portfolios.  Occasionally, circumstances may exist that require discretion to fill orders for specific portfolios before others, such as: significant cash requirements and liquidity constraints preventing all portfolios' participation.  The Equity Fund and the Smaller Companies Fund, and other client portfolios with a concentrated mandate (limited number of positions), will likely experience a larger percentage of each position relative to its assets versus other client portfolios.  Further, the Equity Fund and the Smaller Companies Fund will not necessarily participate in all trade allocations, and may trade independently of other client portfolios.

HARRIS ASSOCIATES L.P. (“Harris”)
Sub-Advisor to the Equity Fund, International Fund and the Value Fund

Conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among the Funds and the other accounts managed by the portfolio managers.  A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that have a different advisory fee arrangement (including any accounts that pay performance-based fees), accounts of affiliated companies, or accounts in which the portfolio manager has a personal investment.  With respect to the allocation of investment opportunities, Harris makes decisions to recommend, purchase, sell or hold securities for all of its client accounts, including the Funds, based on the specific investment objectives, guidelines, restrictions and circumstances of each account.  It is Harris’ policy to allocate investment opportunities to each account, including the Funds, over a period of time on a fair and equitable basis relative to its other accounts.  With respect to the allocation of aggregated orders, each account that participates in the aggregated order will participate at the average share price, and where the order has not been completely filled, each institutional account, including the Funds, will generally participate on a pro rata basis.

Harris has compliance policies and procedures in place that it believes are reasonably designed to mitigate these conflicts.  However, there is no guarantee that such procedures will detect each and every situation in which an actual or potential conflict may arise.

LITMAN/GREGORY FUND ADVISORS, LLC (“Litman/Gregory”)
Advisor to the Funds

Litman/Gregory has overall responsibility for assets under management, and conducts oversight and evaluation of the Funds’ investment managers, and other duties.  Litman/Gregory generally does not make day-to-day decisions with respect to the purchase and sale of portfolio securities by the Funds.  Accordingly, no material conflicts of interest are expected to arise between the Funds and other accounts managed by Messrs. Gregory and DeGroot.  Litman/Gregory has adopted compliance policies, including allocation policies and a code of ethics, which are intended to prevent or mitigate conflicts of interest, if any arise.

MARSICO CAPITAL MANAGEMENT, LLC (“Marsico”)
Sub-Advisor to the International Fund

As a general matter, Marsico faces the same need to balance the interests of different clients that any investment adviser with multiple clients might experience.  Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio.  Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio, or may take similar actions for different portfolios at different times.  As a result, the mix of securities purchased in one portfolio may perform better than the mix of securities purchased for another portfolio.  Similarly, the sale of securities from one portfolio may cause that portfolio to perform better than others if the value of those securities subsequently decline.

The need to balance the interests of multiple clients may also arise when allocating and/or aggregating trades.  Marsico often aggregates into a single trade order several individual contemporaneous client trade orders in a single security.  Under Marsico’s Portfolio Management and Trade Management Policy and Procedures, when trades are aggregated on behalf of more than one account, Marsico seeks to allocate such trades to all participating client accounts in a fair and equitable manner.  With respect to IPOs and other syndicated or limited offerings, it is Marsico’s policy to seek to ensure that over the long term, accounts with the same or similar investment objectives will receive an equitable opportunity to participate meaningfully and will not be unfairly disadvantaged.  To deal with these situations, Marsico has adopted policies and procedures for allocating transactions across multiple accounts.  Marsico’s policies also seek to ensure that portfolio managers do not systematically allocate other types of trades in a manner that would be more beneficial to one account than another.  Marsico’s compliance department monitors transactions made on behalf of multiple clients to seek to ensure adherence to its policies.

Marsico has adopted and implemented policies and procedures that seek to minimize potential conflicts of interest that may arise as a result of a portfolio manager advising multiple accounts.  In addition, Marsico monitors a variety of areas, including compliance with primary Fund guidelines, the allocation of securities, and compliance with its Code of Ethics.

MASTHOLM ASSET MANAGEMENT, LLC (“Mastholm”)
Sub-Advisor to the International Fund

Mastholm is an international equity growth manager that manages other client portfolios with positions similar to those in the portfolio that Mastholm manages for the International Fund.  Positions are bought and sold for all clients based on their investment criteria and Mastholm's investment style.  Mastholm manages any potential material conflicts of interest by conforming with those criteria and through its allocation policies.

NORTHERN CROSS, LLC (“Northern Cross”)
Sub-Advisor to the International Fund

Northern Cross is an international equity growth manager that manages other client portfolios with positions similar to those in the portfolio that Northern Cross manages for the International Fund.  Positions are bought and sold for all clients based on their investment criteria and Northern Cross's investment style.  Northern Cross manages any potential material conflicts of interest by conforming with those criteria and through its allocation policies.

REED CONNER & BIRDWELL, LLC (“RCB” or the “Firm”)
Sub-Advisor to the Smaller Companies Fund

RCB supervises and directs the investments of its clients in accordance with the investment objectives of the client as communicated to the Firm. The policy of the Firm is to avoid any conflicts of interest, or the appearance of any conflicts of interest, between the interest of RCB, or its officers, partners and employees, and the interest of RCB’s advisory clients (“Clients”). The 1940 Act and rules require that RCB establish standards and procedures for the detection and prevention of certain conflicts of interest, including activities by which personas having knowledge of the investments and investment intentions of clients might take advantage of that knowledge for their own benefit.

The Firm, or one or more of its principals, currently, and from time-to-time, may buy, hold and sell securities of Williams-Sonoma, Inc., a publicly traded corporation (“WSM”). One of the principals of the Firm is related to a former Director of Williams-Sonoma, Inc. which relationship may present a conflict of interest in regard to investment s in client accounts in such securities.  The Firm will seek to avoid any conflict of interest that may arise from such relationship.

From time-to-time, the Firm or a member thereof may own securities that are also owned by clients of the Firm.  It is the policy of the Firm not to allow any employee or any member of an employee’s immediate family to benefit in his or her own personal investments, directly or indirectly at the expense of clients, not to take advantage of or to trade on the knowledge that he or she may have of the market impact caused by transactions carried out for clients.  Securities may be purchased or sold for clients that are currently held by employees.  No employees may purchase or sell a security that is also being purchased or sold for clients until all clients’ security transactions have been completed.  Each employee must complete an employee trading form and receive approval from the Chief Compliance Officer (CCO) or another principal of the Firm prior to entering a trade.  All trades and procedures are reviewed by the CCO of the Firm on a quarterly basis.  To ensure compliance with the Firm’s policy, all employees are required to report on a quarterly basis all purchases and sales of securities for any accounts in which they or their immediate family have a beneficial interest.  In addition, to the pre-authorization of trades and quarterly reports, employees must submit a report of their holdings within 10 days of their hire date and an annual report of their holdings.

Where a proxy proposal raises a material conflict of interest between RCB’s interest and the client’s, RCB will disclose the conflict to the relevant clients and obtain their consent too the proposed vote prior to voting the securities.  When a client does not respond to such a conflict disclosure request or denies the request, RCB will abstain from voting the securities held by that client’s account.

The Firm does not anticipate a material number of such conflicts of interest during our management of   the Fund.  Conceptual conflicts may include:

•
RCB, in its marketing efforts to separately managed accounts, may solicit business for the corporate pension assets and/or personal assets of senior management of a company that is owned by the Fund or others of its separately managed accounts.  If RCB is successful in winning the business, RCB could then own the stock of a company in the Fund portfolio and manage assets for that same company or for senior management of that company.

Alternatively, RCB may already manage assets of other similar accounts for a company, and subsequently determine that the company’s stock merits inclusion in the RCB portfolio.

SANDS CAPITAL MANAGEMENT, LLC (“Sands Capital”)
Sub-Advisor to the Equity Fund and the Focused Opportunities Fund

Sands Capital is an investment adviser to a variety of clients.  As a result, there may be actual or potential conflicts of interest.  For example, conflicts of interest could result from portfolio managers’ management of multiple accounts for multiple clients, the execution and allocation of investment opportunities, the use of brokerage commissions to obtain research and personal trading by employees.  Sands Capital has addressed these conflicts by developing policies and procedures reasonably designed to treat all clients in a fair and equitable manner over time.  These policies and procedures address such issues as execution of portfolio transactions, aggregation and allocation of trades, directed brokerage, and the use of brokerage commissions.  Additionally, Sands Capital maintains a Code of Ethics that addresses rules on personal trading and insider information.

SOUTHEASTERN ASSET MANAGEMENT, INC. (“Southeastern”)
Sub-Advisor to the Equity Fund and the Value Fund

Conflicts of interest could arise in connection with managing the Litman Gregory accounts side by side with Southeastern’s other clients.  Such other client accounts include domestic, global, international and small-cap mandates, and investment opportunities may be appropriate for more than one category of account.  Because of market conditions and client guidelines, not all investment opportunities will be available to all accounts at all times.  Southeastern has developed allocation principles designed to ensure that no account is systematically given preferential treatment over time, and Southeastern’s compliance personnel monitor allocations for consistency with these principles, as well as any evidence of conflict of interest.  Performance fee accounts are subject to the same allocation principles and the same compliance review.  Regarding the potential conflict of interest presented by performance fee accounts, Southeastern does not view this potential conflict as material, since performance fee accounts were less than 7% of total assets managed by Southeastern as of December 31, 2008.  A potential conflict that Southeastern views as more material is the ownership Southeastern’s personnel has in each of the Longleaf Partners Funds, a mutual fund family for which Southeastern serves as lead manager.  Longleaf’s portfolios are managed under the same allocation principles and compliance reviews as all other accounts, however, and should receive equitable treatment.

THIRD AVENUE MANAGEMENT, LLC (“Third Avenue”)
Sub-Advisor to the International Fund

Third Avenue has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another.  Third Avenue has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time.  Nevertheless, Third Avenue furnishes investment management and advisory services to numerous clients in addition to the International Fund, and Third Avenue may, consistent with applicable law, make investment recommendations to other clients or accounts (including assuring accounts which are hedge funds or have performance or higher fees paid to Third Avenue, or in which portfolio managers have a personal interest in the receipt of such fees) which may be the same as or different from those made to the International Fund.

Circumstances may arise under which Third Avenue determines that, while it would be both desirable and suitable that a particular security or other investment be purchased or sold for the account of more than one of its clients accounts, there is a limited supply or demand for the security or other investment.  Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Fund.  The Adviser has adopted policies and procedures to monitor and manage these potential conflicts of interest to protect its clients’ interests.

The Portfolio Manager of the Fund also manages a private partnership that has a performance fee.  The Adviser is aware of the potential conflict of interest that exists when such an arrangement exists.  Although the investment strategy of the two Funds differ, the Adviser does monitor the allocations to the two products to ensure that both Funds are following their investment strategies and being treated fairly.

THORNBURG INVESTMENT MANAGEMENT, INC. (“Thornburg”)
Sub-Advisor to the International Fund

Most investment advisors and their portfolio managers manage investments for multiple clients, which may include mutual funds, private accounts and retirement plans.  In any case where a portfolio manager manages the investments of two or more accounts, there is a possibility that conflicts of interest could arise between the portfolio manager’s management of the fund’s investments and the manager’s management of other accounts.  These conflicts could include any of the following:

•	Allocating a favorable investment opportunity to one account but not another;
•	Directing one account to buy a security before purchases through other accounts increase the price of the security in the marketplace;
•	Giving substantially inconsistent investment directions at the same time to similar accounts, so as to benefit one account over another; and
•	Obtaining services from brokers conducting trades for one account, which are used to benefit another account.

As a sub-advisor to the International Fund, Thornburg has informed the International Fund that it has considered the likelihood that any material conflicts of interest could arise between the portfolio manager’s management of the International Fund’s investments and the portfolio manager’s management of other accounts. As of December 31, 2008, Thornburg has also informed the International Fund that it has not identified any such conflicts that may arise, and has concluded that it has implemented policies and procedures to identify and resolve any such conflict if it did arise.

TURNER INVESTMENT PARTNERS, INC. (“Turner”)
Sub-Advisor to the Equity Fund

As is typical for many money managers, potential conflicts of interest may arise related to Turner’s management of accounts including the Fund where not all accounts are able to participate in a desired IPO, or other limited opportunity, relating to use of soft dollars and other brokerage practices, related to the voting of proxies, employee personal securities trading, and relating to a variety of other circumstances.  In all cases, however, Turner believes it has written policies and procedures in place reasonably designed to prevent violations of the federal securities laws and to prevent material conflicts of interest from arising.  Please also see Turner’s Form ADV, Part II for a description of some of its policies and procedures in this regard.

WELLS CAPITAL MANAGEMENT, INC. (“Wells Capital”)
Sub-Advisor to the Equity Fund and the Smaller Companies Fund

Wells Capital’s portfolio managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds.  While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, Wells Capital has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

Compensation Structure and Methods

The following section describes the structure of, and the methods used to determine the different types of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements) for each of the Funds’ portfolio managers as of the fiscal year ended December 31, 2008.

COPPER ROCK
Sub-Advisor to the Smaller Companies Fund

Copper Rock compensates the portfolio managers with a competitive fixed salary and potential for bonus.  Bonuses are based on the profitability of Copper Rock.  In addition, each portfolio manager has substantial equity ownership in Copper Rock and receives a proportional share of any net profit earned by Copper Rock.

DAVIS ADVISORS
Sub-Advisor to the Equity Fund and the Focused Opportunities Fund

Kenneth Feinberg’s compensation as a Davis Advisors employee consists of (i) a base salary, (ii) an annual bonus equal to a percentage of growth in Davis Advisors’ profits, (iii) awards of equity (“Units”) in Davis Advisors including Units, options on Units, and/or phantom Units, and (iv) an incentive plan whereby Davis Advisors purchases shares in selected funds managed by Davis Advisors.  At the end of specified periods, generally five years following the date of purchase, some, all, or none of the fund shares will be registered in the employee’s name based on fund performance, after expenses on a pre-tax basis, versus the S&P 500 Index, and versus peer groups as defined by Morningstar or Lipper.  Christopher Davis’ annual compensation as an employee and general partner of Davis Advisors consists of a base salary.

Davis Advisors’ portfolio managers are provided benefits packages including life insurance, health insurance, and participation in company 401(k) plan comparable to that received by other company employees.

FIRST PACIFIC
Sub-Advisor to the Smaller Companies Fund

The portfolio manager receives a compensation package that includes a fixed salary, variable bonus and variable retirement plan benefits.  The portfolio manager’s salary, bonus and retirement plan benefits are not based on the performance of the Smaller Companies Fund.  Compensation of the Adviser’s Portfolio Manager includes a fixed salary plus a discretionary bonus.  The bonus is discretionary based on revenues received on the assets under management, the Adviser’s assessment of the Portfolio Manager’s contribution to the management of the assets, and the Adviser’s assessment of the Portfolio Manager’s contribution to the management of the Adviser in general.  The Adviser offers a 401(k) plan whereby the Portfolio Managers, as well as all permanent employees of the Adviser, may elect to contribute up to the legal limit.

FRANKLIN
Sub-Advisor to the Value Fund and the Focused Opportunities Fund

The key objectives of Franklin’s compensation practices are: to attract, retain and motivate a top quality workforce; to recognize and reward top performance; and to pay fully skilled and knowledgeable employees competitively.  Franklin’s global compensation program is designed to create and support programs that, at a global level: link to overall Franklin results; reward the performance of individuals and teams that contribute to overall Franklin results and, with respect to investment management personnel, the results of Franklin’s fund products; and encourage key employees to think as shareholders through equity participation and position the Franklin organization for long-term growth.  At a local level, Franklin’s global compensation program is designed to attract and retain quality employees in each geographic area where Franklin operates, and reward those employees in a manner that is considered fair and competitive in local markets and link pay and rewards to individual contribution.

Because the asset management industry is dynamic and ever changing, Franklin’s compensation programs are constantly evolving to address the changing market landscape.

FTI Compensation Structure

Franklin’s basic compensation structure consists of three parts:

•	Base compensation
•	Variable compensation, largely consisting of a cash bonus and equity-based awards; and
•
Benefits, such as health and life/disability insurance and employee work/life programs, as well as the ability to participate in the Company’s Profit Sharing 401(k) Plan and 1998 Employee Stock Investment Plan.

Long-term Compensation for Investment Management Staff

Since fiscal year 2000, Franklin has adopted the practice of granting a limited number of supplemental equity-based awards as an additional component of variable pay.  These awards have generally been in the form of either restricted stock or stock options of the company and/or restricted fund shares.  The awards are granted to key, high-performing contributors across the organization and have been viewed as a valuable recognition and retention tool.  The vesting schedule for these awards may vary from year to year; awards made as part of the fiscal year 2007 annual compensation process vest in three increments over a four-year period, with one-third of shares vesting at the end of years two, three, and four (August 31, 2009, August 31, 2010, and August 31, 2011).

Profit Sharing

U.S. employee profit sharing, while not variable compensation, is an additional form of long-term compensation that may be provided by Franklin to employees on the U.S. and Bahamas payrolls.

Michael J. Embler, as the Chief Investment Officer of the manager, may participate in a separate bonus opportunity that is linked to the achievement of certain objectives, such as team development, defining the research and investment management process and maintaining cost efficiencies.

FRIESS
Sub-Advisor to the Equity Fund and the Smaller Companies Fund

Bill D’Alonzo is the portfolio manager for the Equity Fund and the Smaller Companies Fund.  Mr. D'Alonzo receives a fixed salary from the Adviser that is set by reference to industry standards.  He also receives an annual bonus based on the growth of client assets managed by the Adviser and its resulting revenue.

HARRIS
Sub-Advisor to the Equity Fund, International Fund and the Value Fund

Each of the Funds’ portfolio managers is compensated solely by Harris Associates L.P., (the “Firm”), a subadviser.  Compensation for each of the portfolio managers is based on the Firm’s assessment of the individual’s long-term contribution to the investment success of the Firm and is structured as follows:

(1) Base salary. The base salary is a fixed amount, and each portfolio manager receives the same base salary.

(2) Participation in a discretionary bonus pool.  A discretionary bonus pool for each of the Firm’s domestic and international investment groups is divided among the senior level employees of each group and is paid annually.

(3) Participation in a long-term compensation plan that provides current compensation to certain key employees of the Firm and deferred compensation to both current and former key employees.  The compensation plan consists of bonus units awarded to participants that vest and pay out over a period of time.

The determination of the amount of each portfolio manager’s participation in the discretionary bonus pool and the long-term compensation plan is based on a variety of qualitative and quantitative factors.  The factor given the most significant weight is the subjective assessment of the individual’s contribution to the overall investment results of the Firm’s domestic or international investment group, whether as a portfolio manager, a research analyst or both.

The quantitative factors considered in evaluating the contribution of a portfolio manager include the performance of the portfolios managed by that individual relative to benchmarks, peers and other portfolio managers, as well as the assets under management in the accounts managed by the portfolio manager.  The portfolio managers’ compensation is not based solely on an evaluation of the performance of the funds or the amount of fund assets.  Performance is measured in a number of ways, including by accounts and by strategy, and is compared to one or more of the following benchmarks: S&P500, Russell Mid-Cap Value, Russell 1000 Value, Lipper Balanced, 60/40 S&P/Barclays (60% S&P500 and 40% Barclays Bond Index), Morgan Stanley Capital International (“MSCI”) World Index, MCSI World ex-U.S. Index, MSCI World ex-U.S. Small Cap Index and the Firm’s approved lists of stocks, depending on whether the portfolio manager manages accounts in the particular strategy to which these benchmarks would be applicable.  Performance is measured over shorter- and longer-term periods, including one year, three years, five years, ten years, since a fund’s inception or since a portfolio manager has been managing a fund, as applicable.  Performance is measured on a pre-tax and after-tax basis to the extent such information is available.

If a portfolio manager also serves as a research analyst, then his compensation is also based on the contribution made to the Firm in that role.  The specific quantitative and qualitative factors considered in evaluating a research analyst’s contributions include, among other things, new investment ideas, the performance of investment ideas covered by the analyst during the current year as well as over longer-term periods, the portfolio impact of the analyst’s investment ideas, other contributions to the research process, and an assessment of the quality of analytical work.  In addition, an individual’s other contributions to the Firm, such as a role in investment thought leadership and management, are taken into account in the overall compensation process.

LITMAN/GREGORY
Advisor to the Funds

Litman/Gregory’s portfolio managers are compensated based on a fixed salary and a distribution of company profits commensurate with the portfolio managers’ respective ownership percentages in Litman/Gregory.

MARSICO
Sub-Advisor to the International Fund

Compensation for Marsico’s portfolio managers and research analysts consists of a base salary (reevaluated at least annually), and periodic cash bonuses.  Bonuses are typically based on two primary factors: (1) Marsico’s overall profitability for the period, and (2) individual achievement and contribution.  In addition, Marsico’s portfolio managers and research analysts may participate in other Marsico benefits such as health insurance and retirement plans on the same basis as other Marsico employees.

Portfolio manager compensation takes into account, among other factors, the overall performance of all accounts for which the manager provides investment advisory services.  Portfolio managers do not receive special consideration based on the performance of particular accounts.  Exceptional individual efforts are rewarded through salary readjustments and greater participation in the bonus pool.  Portfolio manager compensation comes solely from Marsico.

Marsico does not tie portfolio manager compensation to specific levels of performance relative to fixed benchmarks.  Although performance may be a relevant consideration, to encourage a long-term horizon for managing portfolios, Marsico evaluates a portfolio manager’s performance over periods longer than the immediate compensation period, and may consider a variety of measures such as the performance of unaffiliated portfolios with similar strategies and other measurements.  Other factors that may be significant in determining portfolio manager compensation include, without limitation, effectiveness of the manager’s leadership within Marsico’s Investment Management Team, contributions to Marsico’s overall performance, discrete securities analysis, idea generation, ability to support and train other analysts, and other considerations.

MASTHOLM
Sub-Advisor to the International Fund

The portfolio managers each receive a compensation package that includes fixed guaranteed payments, variable profit distributions and fixed retirement benefits in a 401(k) plan, none of which are based on the performance of the International Fund or the value of the assets in the portfolio of such Fund.

NORTHERN CROSS
Sub-Advisor to the International Fund

The portfolio managers at Northern Cross are compensated from clients as a percentage of assets under management that is divided equally among the 4 principals.

RCB
Sub-Advisor to the Smaller Companies Fund

All RCB investment professionals receive salary, performance-related bonuses and are eligible for participation in the profit-sharing.  RCB’s investment professionals are paid on differing schedules.  Principals of the firm receive salary, performance-related bonuses and their pro rata share of the firm’s profits.

SANDS CAPITAL
Sub-Advisor to the Equity Fund and the Focused Opportunities Fund

All Sands Capital employees benefit from a salary competitive in the industry, an annual qualitative bonus based on subjective review of the employee’s overall contribution and standard profit sharing and 401(k) plans.  Additional incentives for investment professionals and other key employees come through their participation in equity participation.  The investment professionals also participate in an investment results bonus.  The investment results bonuses are calculated from the performance variance of Sands Capital composite returns and their respective benchmarks, where applicable.

SOUTHEASTERN
Sub-Advisor to the Equity Fund and the Value Fund

The portfolio manager receives a compensation package that includes a salary, bonus and retirement plan benefits.  The portfolio manager’s salary is fixed at a level comparable to investment firms elsewhere.  The portfolio manager’s bonus is variable, based on pre-tax performance and the portfolio manager’s contribution to Southeastern over the year.  For purposes of determining the bonus, the following factors are considered:

•	How investment ideas generated by the manager and his investment team performed both in price and value growth;
•	How the Longleaf Funds and other Southeastern accounts (such as the Equity and Value Funds) performed as measured against inflation plus 10%; and
•	How Southeastern performed overall.

The retirement plan benefits which the portfolio manager receives are fixed on the same basis as all other employees of Southeastern.

THIRD AVENUE
Sub-Advisor to the International Fund

Senior management and investment professionals at Third Avenue are compensated in three ways: base salary, bonus (part cash/part deferred), and, in most cases, profit participation received as a result of ownership interests.  Analysts receive a base salary and bonus.  Base salary and bonus are determined at the discretion of senior management, based on qualitative analysis as well as the individual’s contributions to firm profitability.  No portion of the bonus is based solely on investment performance.

THORNBURG
Sub-Advisor to the International Fund

The compensation of the portfolio manager includes an annual salary, annual bonus and company-wide profit sharing.  The portfolio manager also owns equity shares in Thornburg.  Both the salary and bonus are reviewed approximately annually for comparability with salaries of other portfolio managers in the industry, using survey data obtained from compensation consultants.  The annual bonus is based on subjective criteria, which include, but are not limited to: revenues available to pay compensation of the portfolio manager, including advisory fees attributable to the International Fund; multiple year historical total return of accounts managed by the portfolio manager, including the International Fund, relative to market performance and similar funds; the degree of sensitivity of the portfolio manager to potential tax liabilities created for account holders in generating returns, relative to overall return.  There is no material difference in the method used to calculate the portfolio manager’s compensation with respect to the International Fund and other accounts managed by the portfolio manager, except that certain accounts managed by the portfolio manager may have no income or capital gains tax considerations.  To the extent that the portfolio manager realizes benefits from capital appreciation and dividends of the investment manager, such benefits accrue from the overall financial performance of Thornburg.

TURNER
Sub-Advisor to the Equity Fund

Turner’s investment professionals receive a base salary commensurate with their level of experience.  Turner’s goal is to maintain competitive base salaries through review of industry standards, market conditions and salary surveys.  Bonus compensation, which is a multiple of base salary, is based on the performance of each individual’s sector and portfolio assignments relative to appropriate market benchmarks.  In addition, each employee is eligible for equity awards.  Turner believes this compensation provides incentive to attract and retain highly qualified people.

The objective performance criteria noted above accounts for 90% of the bonus calculation.  The remaining 10% is based upon subjective, “good will” factors including teamwork, interpersonal relations, the individual’s contribution to overall success of the firm, media and client relations, presentation skills and professional development.  Portfolio managers/analysts are reviewed on an annual basis.  The Chief Investment Officer, Robert E. Turner, CFA, is responsible for setting base salaries, bonus targets and making all subjective judgments related to an investment professional’s compensation.

WELLS CAPITAL
Sub-Advisor to the Equity Fund and the Smaller Companies Fund

The compensation structure for Wells Capital’s portfolio managers includes a competitive fixed base salary plus variable incentives (Wells Capital utilizes investment management compensation surveys as confirmation).  Incentive bonuses are typically tied to pre-tax relative investment performance of all accounts under his or her management within acceptable risk parameters.  Relative investment performance is generally evaluated for 1- and 3-year performance results versus the relevant benchmarks and/or peer groups consistent with the investment style.  This evaluation takes into account relative performance of the accounts to each account’s individual benchmark and/or the relative composite performance of all accounts to one or more relevant benchmarks consistent with the overall investment style.  In the case of each Fund, the benchmark(s) against which the performance of the Fund’s portfolio may be compared for these purposes generally are indicated in the “Performance” sections of the Prospectuses.

Portfolio Manager Securities Ownership

The table below identifies the dollar range of Fund shares beneficially owned by each portfolio manager of such Fund, as of December 31, 2008.

Portfolio Manager/ Fund(s) Managed	Dollar Range of Securities Owned
Doug Allen/
International Fund	A
Howard Appleby/
International Fund	C
Jeffrey Bronchick/
International Fund	A
Christopher Davis/
Equity Fund	A
Focused Opportunities Fund	A
Bill D’Alonzo/
Equity Fund	E
Smaller Companies Fund	E
Jeremy DeGroot/
Equity Fund	D
Focused Opportunities Fund	D
International Fund	D
Smaller Companies Fund	C
Value Fund	D
Jean-Francois Ducrest/
International Fund	C
Kenneth Feinberg/
Equity Fund	A
Focused Opportunities Fund	A
Bill Fries/
International Fund	C
Kenneth E. Gregory/
Equity Fund	F
Focused Opportunities Fund	E
International Fund	E
Smaller Companies Fund	D
Value Fund	E
James Gendelman/
International Fund	A
Anne Gudefin/
Value Fund	A
Focused Opportunities Fund	A
Mason Hawkins/
Equity Fund	A
Value Fund	A
David Herro/
International Fund	A
Tom Kerr/
International Fund	A
James LaTorre/
International Fund	B
Christopher McHugh/
Equity Fund	A
William McVail
Equity Fund	A
Clyde McGregor /
Equity Fund	A
Bill Nygren/
Value Fund	A
Robert Rodriguez/
Smaller Companies Fund	A
Frank Sands, Jr./
Equity Fund	A
Focused Opportunities Fund	A
A. Michael Sramek/

Portfolio Manager/ Fund(s) Managed	Dollar Range of Securities Owned
Equity Fund	A
Focused Opportunities Fund	A
Ted Tyson/
International Fund	A
Robert Turner/
Equity Fund	A
Amit Wadhwaney/
International Fund	A
W. Vinson Walden/
International Fund	A
Tucker Walsh/
Smaller Companies Fund	A
Richard Weiss/
Equity Fund	G
Smaller Companies Fund	G
Edward Wendell/
International Fund	D

Key of Dollar Ranges for Table:  A - None; B - $1 to $10,000; C - $10,001 to $50,000; D - $50,001 to $100,000; E - $100,001 - $500,000; F - $500,001 - $1,000,000; G - Over $1,000,000.

PROXY VOTING POLICIES AND PROCEDURES

The Trust’s Board of Trustees has delegated the responsibility for voting proxies relating to portfolio securities held by the Funds to the Advisor as a part of the Advisor’s general management of the Funds, subject to the Board’s continuing oversight.  The policy of the Trust is also to adopt the policies and procedures used by the Advisor to vote proxies relating to portfolio securities held by its clients.

The following information is a summary of the proxy voting policies and procedures of the Advisor and the Managers.

LITMAN/GREGORY FUND ADVISORS, LLC
Advisor to the Funds

It is the Advisor’s policy to vote all proxies received by the Funds in a timely manner.  In general, the Advisor will vote in accordance with its pre-determined voting guidelines (the “Guidelines”), however, the Advisor reserves the right to depart from any of the Guidelines and make a voting decision on a case-by-case basis.  Although many proxy proposals will be covered by the Guidelines, the Advisor recognizes that some proposals require special consideration and the Advisor will make a decision on a case-by-case basis in these situations.  Where such a case-by-case determination is required, the Advisor’s proxy voting coordinator may, but is not required to, consult with other personnel of the Advisor to determine the appropriate action on the matter.

Unless otherwise instructed by the Funds, the Advisor may, and generally will, delegate the responsibility for voting proxies relating to the Funds’ portfolio securities to one or more of the Managers.  To the extent such responsibility is delegated to a Manager, the Manager shall assume the fiduciary duty and reporting responsibilities of the Advisor.  Unless otherwise instructed by the Funds or the Advisor, the Manager shall apply its own proxy voting policies and procedures.

The Advisor’s duty is to vote in the best interests of the Funds’ shareholders.  In situations where the Advisor determines that a proxy proposal raises a material conflict of interest between the interests of the Advisor, the Funds’ principal underwriter, or an affiliated person of the Advisor or the principal underwriter and that of one or more Funds, the conflict shall be resolved by voting in accordance with a predetermined voting policy.  However, to the extent that (1) no pre-determined voting policy applies to the specific proposal or (2) there is an applicable pre-determined voting policy, but the Advisor has discretion to deviate from such policy, the Advisor shall disclose the conflict to the Board and seek the Board’s direction or consent to the proposed vote prior to voting on such proposal.

COPPER ROCK
Sub-Advisor to the Smaller Companies Fund

To assist in its proxy voting efforts and responsibilities, Copper Rock has retained Risk Metrics Group (“Risk Metrics”) (formerly known as Institutional Shareholder Services (“ISS”)) to research and vote proxies.  Risk Metrics provides proxy-voting analysis and votes proxies in accordance with predetermined guidelines.  Relying on Risk Metrics to vote proxies assists Copper Rock in voting in the best interest of its clients and helps to insulate Copper Rock’s voting decisions from potential conflicts of interest.

There may be occasions when Copper Rock determines that not voting a proxy may be in the best interest of clients; for example, when the cost of voting the proxy exceeds the expected benefit to the client.  There may also be times when clients have instructed Copper Rock not to vote proxies or direct Copper Rock to vote proxies in a certain manner.  Copper Rock will maintain written instructions from clients with respect to directing proxy votes.

Copper Rock also reserves the right to override Risk Metrics vote recommendations under certain circumstances.  Copper Rock will only do so if it believes that changing such vote is in the best interest of clients.  All overrides will be approved by an executive officer of Copper Rock and will be documented with the reasons for voting against the vendor’s recommendation.

Occasions may arise during the voting process in which the best interest of clients conflicts with Copper Rock’s interests.  In these situations Risk Metrics will continue to follow the same predetermined guidelines as formally agreed upon between Copper Rock and Risk Metrics  before such conflict of interest existed.  Conflicts of interest generally include (i) Copper Rock’s having has a substantial business relationship with, or actively soliciting business from, a company soliciting proxies or (ii) personal or family relationships involving employees of Copper Rock, such as a spouse who serves as a director of a public company.  A conflict could also exist if a substantial business relationship exists with a proponent or opponent of a particular initiative.

If Copper Rock learns that a conflict of interest exists, the proxy coordinator will prepare a report to the Compliance Committee that identifies (i) the details of the conflict of interest, (ii) whether or not the conflict is material, and (iii) procedures to ensure that Copper Rock makes proxy voting decisions based on the best interests of clients. If Copper Rock determines that a material conflict exists, it will defer to Risk Metrics to vote the proxy in accordance with the predetermined voting policy.

Copper Rock has adopted the proxy voting policies developed by Risk Metrics.  The policies have been developed based on Risk Metrics’ independent, objective analysis of leading corporate governance practices and the support of long-term shareholder value.  Copper Rock may change its policies from time to time without providing notice of changes to clients.

DAVIS ADVISORS
Sub-Advisor to the Equity Fund and the Focused Opportunities Fund

Davis Advisors votes on behalf of its clients in matters of corporate governance through the proxy voting process.  Davis Advisors takes its ownership responsibilities very seriously and believes the right to vote proxies for its clients' holdings is a significant asset of the clients.  Davis Advisors exercises its voting responsibilities as a fiduciary, solely with the goal of maximizing the value of its clients' investments.  Davis Advisors votes proxies with a focus on the investment implications of each issue.  For each proxy vote, Davis Advisors takes into consideration its duty to clients and all other relevant facts available to Davis Advisors at the time of the vote.  Therefore, while these guidelines provide a framework for voting, votes are ultimately cast on a case-by-case basis.

Davis Advisors has adopted written Proxy Voting Procedures and Policies and established a Proxy Oversight Group to oversee voting policies and deal with potential conflicts of interest.  In evaluating issues, the Proxy Oversight Group may consider information from many sources, including the portfolio manager for each client account, management of a company presenting a proposal, shareholder groups, and independent proxy research services.

The most important factors that Davis Advisors considers in evaluating proxy issues are: (i) the company's or management's long-term track record of creating value for shareholders; (ii) whether, in Davis Advisors’ estimation, the current proposal being considered will significantly enhance or detract from long-term value for existing shareholders; and (iii) whether a poor record of long-term performance resulted from poor management or from factors outside of managements control.  In general, Davis Advisors will consider the recommendations of a management with a good record of creating value for shareholders as more credible than the recommendations of managements with a poor record;

Other factors which Davis Advisors considers may include:

(a) Shareholder Oriented Management.  One of the factors that Davis Advisors considers in selecting stocks for investment is the presence of shareholder-oriented management.  In general, such managements will have a large ownership stake in the company.  They also will have a record of taking actions and supporting policies designed to increase the value of the company's shares and thereby enhance shareholder wealth.  Davis Advisors' research analysts are active in meeting with top management of portfolio companies and in discussing their views on policies or actions which could enhance shareholder value.  Whether management shows evidence of responding to reasonable shareholder suggestions, and otherwise improving general corporate governance, is a factor which may be taken into consideration in proxy voting.

(b) Allowing responsible management teams to run the business.  Because Davis Advisors generally tries to invest with "owner oriented" managements (see above), Davis Advisors votes with the recommendation of management on most routine matters, unless circumstances such as long-standing poor performance or a change from Davis Advisors’ initial assessment indicate otherwise.  Examples include the election of directors and ratification of auditors.  Davis Advisors supports policies, plans and structures that give management teams appropriate latitude to run the business in the way that is most likely to maximize value for owners.  Conversely, Davis Advisors opposes proposals that limit management's ability to do this.  Davis Advisors will generally vote with management on shareholder social and environmental proposals on the basis that their impact on share value is difficult to judge and is therefore best done by management.

(c) Preserving and expanding the power of shareholders in areas of corporate governance.  Equity shareholders are owners of the business, and company boards and management teams are ultimately accountable to them.  Davis Advisors supports policies, plans and structures that promote accountability of the board and management to owners, and align the interests of the board and management with owners.  Examples include: annual election of all board members, cumulative voting, and incentive plans that are contingent on delivering value to shareholders.  Davis Advisors generally opposes proposals that reduce accountability or misalign interests, including but not limited to classified boards, poison pills, excessive option plans, and repricing of options.

 Davis Advisors exercises its professional judgment in applying these principles to specific proxy votes.  Davis Advisors Proxy Procedures and Policies provides additional explanation of the analysis which Davis Advisors may conduct when applying these guiding principles to specific proxy votes.

A potential conflict of interest arises when Davis Advisors has business interests that may not be consistent with the best interests of its client.  In reviewing proxy issues to identify any potential material conflicts between Davis Advisors' interests and those of its clients, Davis Advisors' Proxy Oversight Group is charged with resolving material potential conflicts of interest of which it becomes aware. It is charged with resolving conflicts in a manner that is consistent with the best interests of clients. There are many acceptable methods of resolving potential conflicts, and the Proxy Oversight Group exercises its judgment and discretion to determine an appropriate means of resolving a potential conflict in any given situation including by the following means: (1) Votes consistent with the "General Proxy Voting Policies," are to be consistent with the best interests of clients; (2) Davis Advisors may disclose the conflict to the client and obtain the client's consent prior to voting the proxy;  (3) Davis Advisors may obtain guidance from an independent third party; (4) the potential conflict may be immaterial; or (5) other reasonable means of resolving potential conflicts of interest to effectively insulate the decision on how to vote client proxies from the conflict.

FIRST PACIFIC
Sub-Advisor to the Smaller Companies Fund

First Pacific has implemented Proxy Voting Policies and Procedures which underscore First Pacific’s concern that all proxy voting decisions be made in the best interests of the Fund and that First Pacific act in a prudent and diligent manner intended to enhance the economic value of the assets of the Fund.  Certain of First Pacific’s proxy voting guidelines include the following: First Pacific votes for uncontested director nominees recommended by management.  First Pacific votes against a management proposal to adopt a poison pill and votes for a management proposal to redeem a poison pill or limit the payment of greenmail.  First Pacific votes against a management proposal to eliminate or limit shareholders' rights to call a special meeting.  Although many proxy proposals can be voted in accordance with First Pacific's proxy voting guidelines, some proposals will require special consideration, and First Pacific will make a decision on a case-by-case basis in these situations.

Where a proxy proposal raises a material conflict between First Pacific's interests and the Fund's interests, First Pacific will resolve the conflict as follows: to the extent the matter is specifically covered by First Pacific's proxy voting guidelines, the proxies generally will be voted in accordance with the guidelines.  To the extent First Pacific is making a case-by-case determination under its proxy voting guidelines, First Pacific will disclose the conflict to the Trust’s Board of Trustees or the Advisor and obtain the Board or Advisor's consent to vote or direct the matter to an independent third party, selected by the Board of Trustees or the Advisor, for a vote determination.  If the Board's consent or the independent third party's determination is not received in a timely manner, First Pacific will abstain from voting the proxy.

FRANKLIN
Sub-Advisor to the Value Fund and the Focused Opportunities Fund

Franklin has  delegated its administrative duties with respect to voting proxies to the to the Proxy Group within Franklin Templeton Companies, LLC (the Proxy Group), an affiliate and wholly-owned subsidiary of Franklin Resources, Inc.  Franklin is an indirect, wholly owned subsidiary of Franklin Resources, Inc.  Franklin Templeton Companies, LLC provides a variety of general corporate services to its affiliates, including but not limited to legal and compliance activities.  Proxy duties consist of analyzing proxy statements of issuers whose stock is owned by any client (including both investment companies and any separate accounts managed by Franklin) that has either delegated proxy voting administrative responsibility to Franklin or has asked for information and/or recommendations on the issues to be voted.  The Proxy Group will process proxy votes on behalf of, and Franklin votes proxies solely in the interests of, separate account clients, Franklin-managed mutual fund shareholders, or, where employee benefit plan assets are involved, in the interests of the plan participants and beneficiaries (collectively, “Advisory Clients”) that have properly delegated such responsibility or will inform Advisory Clients that have not delegated the voting responsibility but that have requested voting advice about Franklin’s views on such proxy votes.  The Proxy Group also provides these services to other advisory affiliates of Franklin.

All proxies received by the Proxy Group will be voted based upon Franklin’s instructions and/or policies.  To assist it in analyzing proxies, Franklin subscribes toRisk Metrics Group (“Risk Metrics”), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, record-keeping and vote disclosure services.  In addition, Franklin subscribes to Glass Lewis & Co., LLC (“Glass Lewis”), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly-held U.S. companies.  Although Risk Metrics’ and/or Glass Lewis’ analyses are thoroughly reviewed and considered in making a final voting decision, Franklin does not consider recommendations from Risk Metrics, Glass Lewis, or any other third party to be determinative of Franklin’s ultimate decision.  Franklin votes proxies for the Fund’s portfolio securities solely in the interests of the Fund’s shareholders.  As a matter of policy, the officers, directors and employees of Franklin and the Proxy Group will not be influenced by outside sources whose interests conflict with those of the Advisory Clients.

All conflicts of interest will be resolved in the interests of the Advisory Clients.  Franklin is an affiliate of a large, diverse financial services firm with many affiliates and makes its best efforts to avoid conflicts of interest.  However, conflicts of interest can arise in situations where:

1.	The issuer is a client of Franklin or its affiliates;

2.	The issuer is a vendor whose products or services are material or significant to the business of Franklin or its affiliates;

3.	The issuer is an entity participating to a material extent in the distribution of investment products advised, administered or sponsored by Franklin or its affiliates (e.g., a broker, dealer or bank);

4.	The issuer is a significant executing broker dealer;

5.	An access person of Franklin or its affiliates also serves as a director or officer of the issuer;

6.
A director or trustee of Franklin Resources, Inc. or any of its subsidiaries or of a Franklin Templeton investment product, or an immediate family member of such director or trustee, also serves as an officer or director of the issuer; or

7.	The issuer is Franklin Resources, Inc. or any of its proprietary investment products.

Nonetheless, even though a potential conflict of interest exists, Franklin may vote in opposition to the recommendations of an issuer’s management.

Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker dealer and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings.  The Proxy Group gathers and analyzes this information on a best efforts basis, as much of this information is provided directly by individuals and groups other than the Proxy Group, and the Proxy Group relies on the accuracy of the information it receives from such parties.

In situations where  a material conflict of interest is identified between Franklin or one of its affiliates and an issuer, the Proxy Group may defer to the voting recommendation of Risk Metrics, Glass Lewis or those of another independent third-party provider of proxy services or send the proxy directly to the relevant Advisory Clients with Franklin’s recommendation regarding the vote for approval.  If the conflict is not resolved by the Advisory Client, the Proxy Group may refer the matter, along with the recommended course of action by Franklin, if any, to a Proxy Review Committee comprised of representatives from the Portfolio Management (which may include portfolio managers and/or research analysts employed by Franklin), Fund Administration, Legal and Compliance Departments within Franklin Templeton for evaluation and voting instructions.  The Proxy Review Committee may defer to the voting recommendation of Risk Metrics, Glass Lewis, or those of another independent third party provider of proxy services or send the proxy directly to the relevant Advisory Clients.

One of the primary factors Franklin considers when determining the desirability of investing in a particular company is the quality and depth of that company’s management.  Accordingly, the recommendation of management on any issue is a factor that Franklin considers in determining how proxies should be voted.  However, Franklin does not consider recommendations from management to be determinative of Franklin’s ultimate decision.  As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company’s management.  Each issue, however, is considered on its own merits, and Franklin will not support the position of the company’s management in any situation where it deems that the ratification of management’s position would adversely affect the investment merits of owning that company’s shares.

The Proxy Group is part of the Franklin Templeton Companies, LLC Legal Department and is overseen by legal counsel.  Full-time staff members are devoted to proxy voting administration and providing support and assistance where needed.  On a daily basis, the Proxy Group will review each proxy upon receipt as well as any agendas, materials and recommendations that they receive from Risk Metrics, Glass Lewis, or other sources.  The Proxy Group maintains a log of all shareholder meetings that are scheduled for companies whose securities are held by Franklin’s managed funds and accounts.  For each shareholder meeting, a member of the Proxy Group will consult with the research analyst that follows the security and will provide the analyst with the meeting notice, agenda, Risk Metrics and/or Glass Lewis analyses, recommendations and any other available information.  In situations where Franklin has not responded with vote recommendations to the Proxy Group by the deadline date, the Proxy Group may defer the vote recommendations of an independent third party provider of proxy voting services.  Except in cases where the Proxy Group is deferring to the voting recommendation of an independent third party service provider, the Proxy Group must obtain voting instructions from Franklin’s research analyst, relevant portfolio manager(s), legal counsel and/or the Advisory Client or Proxy Review Committee prior to submitting the vote.  In the event that an account holds a security that Franklin did not purchase on its behalf, and Franklin does not normally consider the security as a potential investment for other accounts, the Proxy Group may defer to the voting recommendations of an independent third party service provider.

Franklin has adopted general guidelines for voting proxies.  In keeping with its fiduciary obligations to its Advisory Clients, Franklin reviews all proposals, even those that may be considered to be routine matters.  Although these guidelines are to be followed as a general policy, in all cases each proxy and proposal will be considered based on the relevant facts and circumstances.  Franklin may deviate from the general policies and procedures when it determines that the particular facts and circumstances warrant such deviation to protect the interests of the Advisory Clients.  These guidelines cannot provide an exhaustive list of all the issues that may arise nor can Franklin anticipate all future situations. Corporate governance issues are diverse and continually evolving and Franklin devotes significant time and resources to monitor these changes.

FRIESS
Sub-Advisor to the Equity Fund and the Smaller Companies Fund

Friess employs Risk Metrics Group (“Risk Metrics”) (formerly known as Institutional Shareholder Services (“ISS”)) to assist Friess in its proxy voting responsibilities.  Friess uses Risk Metrics’ guidance to vote on proxy issues unless Friess believes there to be an overriding investment decision that is in the best interests of Friess’ clients’ investment portfolios.  In both instances, Risk Metrics actually votes the proxies on behalf of all Friess client portfolios.

Risk Metrics’ research and proxy voting policies are designed on the premise that good corporate governance ultimately results in increased shareholder value.  Friess uses either the company’s Risk Metrics Proxy Voting, Socially Responsible Investor or its PVS Taft-Hartley Voting guidelines to cater to the specific proxy voting needs of Friess’ individual clients.

The Risk Metrics proxy voting guidelines generally call for voting for: proposals to ratify auditors; proposals to repeal classified boards and to elect all directors annually; proposals asking that a majority or more of directors be independent; proposals asking that audit, compensation and/or nominating committees be composed exclusively of independent directors; proposals to allow or make easier shareholder action by written consent; proposals that remove restrictions on the right of shareholders to act independently of management; proposals to lower supermajority vote requirements; proposals to adopt confidential voting; and proposals asking a company to submit its poison pill for shareholder ratification.

The Risk Metrics proxy voting guidelines generally call for voting against: proposals to classify the board of directors; proposals to restrict or prohibit shareholder ability to take action by written consent; proposals to restrict or prohibit shareholder ability to call special meetings; proposals to require a supermajority vote; and proposals to eliminate cumulative voting.  The Risk Metrics proxy voting guidelines generally call for voting on a case-by-case basis on: proposals to elect directors in uncontested elections (Risk Metrics considers independence, attendance, long-term company performance and a number of other factors); proposals requiring that the positions of chairman and chief executive officer be held by different persons (Risk Metrics looks to see if the company has governance structures in place that counterbalance a combined position); proposals to elect directors in contested elections (Risk Metrics evaluates each side's qualifications, track record and proposals); proposals to redeem or ratify a poison pill; proposals for a merger or other corporate restructuring (Risk Metrics considers pricing, strategic rationale and the negotiating process); proposals for reincorporation (Risk Metrics considers both financial and corporate governance concerns); proposals to increase authorized common stock and to create dual class common stock (Risk Metrics considers the financial and voting implications); and proposals to approve compensation plans (Risk Metrics considers a number of factors that primarily focus on the level of transfer of shareholder wealth and voting power dilution).

Whenever an apparent conflict of interest is identified, Friess will defer to Risk Metrics’ recommendations and instruct the Fund to vote pursuant to Risk Metrics’ recommendation.  Examples of potential conflicts of interest include, but are not limited to, situations in which Friess receives fees for portfolio management services from a company that is also a holding in Friess client portfolios (which is extraordinarily rare) or in which a principal of Friess has a familial relationship with a director or executive of a company that is also a holding in Friess client portfolios.  Friess’ Compliance Director makes the final determination in any instance regarding whether or not a potential conflict exists.

HARRIS
Sub-Advisor to the Equity Fund, International Fund and Value Fund

Harris exercises voting rights solely with the goal of serving the best interests of its clients (including the Funds) as shareholders of a company.  In determining how to vote on any proposal, Harris' Proxy Committee considers the proposal's expected impact on shareholder value and does not consider any benefit to Harris or its employees or affiliates.

Harris considers the reputation, experience and competence of a company's management when it evaluates the merits of investing in a particular company, and it invests in companies in which it believes management goals and shareholder goals are aligned.  Therefore, on most issues, Harris casts votes in accordance with management's recommendations. However, when Harris believes that management's position on a particular issue is not in the best interests of the Funds and their shareholders, Harris will vote contrary to management's recommendation.

Harris' Proxy Committee has established a number of proxy voting guidelines on various issues of concern to investors.  The Proxy Committee normally votes proxies in accordance with those guidelines unless it determines that it is in the best economic interests of a Fund and its shareholders to vote contrary to the guidelines. The voting guidelines generally address issues related to boards of directors, auditors, equity-based compensation plans and shareholder rights.

With respect to a company's board of directors, Harris believes that there should be a majority of independent directors and that audit, compensation and nominating committees should consist solely of independent directors; accordingly, it will normally vote in favor of proposals that insure such independence.  With respect to auditors, Harris believes that the relationship between a public company and its auditors should be limited primarily to the audit engagement, and it will normally vote in favor of proposals to prohibit or limit fees paid to auditors for any services other than auditing and closely-related activities that do not raise any appearance of impaired independence. With respect to equity-based compensation plans, Harris believes that appropriately designed plans approved by a company's shareholders can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors.  However, Harris will normally vote against plans that substantially dilute its clients' ownership interest in the company or provide participants with excessive awards.  Harris will also normally vote in favor of proposals to require the expensing of options.  With respect to shareholder rights, Harris believes that all shareholders of a company should have an equal voice and that barriers that limit the ability of shareholders to effect corporate change and to realize the full value of their investment are not desirable.  Therefore, Harris will normally vote against proposals for supermajority voting rights, against the issuance of poison pill preferred shares, and against proposals for different classes of stock with different voting rights. With respect to "social responsibility" issues, Harris believes that matters related to a company's day-to-day business operations are primarily the responsibility of management.  Harris is focused on maximizing long-term shareholder value and will normally vote against shareholder proposals requesting that a company disclose or change certain business practices unless it believes the proposal would have a substantial positive economic impact on the company.

The Proxy Committee, in consultation with Harris’ legal and compliance departments, will monitor and resolve any potential conflicts of interest with respect to proxy voting.  A conflict of interest might exist, for example, when an issuer who is soliciting proxy votes also has a client relationship with Harris, when a client of Harris is involved in a proxy contest (such as a corporate director), or when one of Harris' employees has a personal interest in a proxy matter.  When a conflict of interest arises, in order to insure that proxies are voted solely in the best interest of the Funds and their shareholders, Harris will vote in accordance with either its written guidelines or the recommendation of an independent third-party voting service.  If Harris believes that voting in accordance with the guidelines or the recommendation of the proxy voting service would not be in the collective best interests of a Fund and its shareholders, Harris’ Proxy Voting Conflicts Committee (comprised of Harris’ Chief Compliance Officer, General Counsel and Chief Financial Officer) will determine how shares should be voted.

MARSICO
Sub-Advisor to the International Fund

It is the policy of Marsico to seek to vote or otherwise process, such as by a decision to abstain from voting or to take no action on, proxies over which it has voting authority in the best interests of Marsico’s clients, as summarized here.

Marsico’s security analysts generally review proxy proposals as part of their monitoring of portfolio companies.  Under Marsico’s investment discipline, one of the qualities that Marsico generally seeks in companies selected for client portfolios is good management teams that generally seek to serve shareholder interests.  Because Marsico believes that the management teams of most companies it invests in generally seek to serve shareholder interests, Marsico believes that voting proxy proposals in clients' best economic interests usually means voting with the recommendations of these management teams (including their boards of directors).

In certain circumstances, Marsico’s vote-by-vote analysis of proxy proposals could lead it to conclude that particular management or board recommendations may not appear as closely aligned with shareholder interests as Marsico may deem desirable, or could be disregarded in the best interests of shareholders.  In those and other circumstances, Marsico may, in its sole discretion, vote against a management or board recommendation (or abstain or take no action) based on its analysis if such a vote appears consistent with the best interests of clients.

Marsico may process certain proxies without voting them, such as by making a decision to abstain from voting or take no action on such proxies (or on certain proposals within such proxies).  Examples include, without limitation, proxies issued by companies that Marsico has decided to sell, proxies issued for securities that Marsico did not select for a client portfolio (such as, without limitation, securities that were selected by a previous adviser, unsupervised securities held in a client’s account, money market securities, or other securities selected by clients or their representatives other than Marsico), or proxies issued by foreign companies that impose burdensome or unreasonable voting, power of attorney, or holding requirements.  Marsico also may abstain from voting, or take no action on, proxies in other circumstances, such as when voting may not be in the best interests of clients, as an alternative to voting with (or against) management, or when voting may be unduly burdensome or expensive, or if Marsico may have a material conflict of interest in voting certain proxies and alternative voting procedures are not desirable.

In circumstances when there may be an apparent material conflict of interest between Marsico's interests and clients' interests in how proxies are voted (such as when Marsico knows that a proxy issuer is also an Marsico client), Marsico generally will resolve any appearance concerns by causing those proxies to be "echo voted" or "mirror voted" in the same proportion as other votes, by voting the proxies as recommended by an independent service provider, or by abstaining or taking no action.  In other cases, Marsico might use other procedures to resolve an apparent material conflict.

Marsico may use an independent service provider to assist in voting proxies, keep voting records, and disclose voting information to clients.  Marsico's Proxy Voting policy and reports describing the voting of a client's proxies are available to the client on request.

Marsico seeks to ensure that, to the extent reasonably feasible, proxies for which Marsico receives ballots in good order and receives timely notice will be voted or otherwise processed (such as through a decision to abstain or take no action) as intended under Marsico’s Proxy Voting policy and procedures.  Marsico may be unable to vote or otherwise process proxy ballots that are not received or processed in a timely manner due to functional limitations of the proxy voting system, custodial limitations, or other factors beyond Marsico’s control.  Such ballots may include, without limitation, ballots for securities out on loan under securities lending programs initiated by the client or its custodian, ballots not timely forwarded by a custodian, or ballots for which MCM does not timely receive essential information such as the proxy proposal itself or modifications to the required voting date.  Other ballots may be voted but not counted, or may be counted in an unexpected way, because of factors such as foreign voting requirements or other limitations.

MASTHOLM
Sub-Advisor to the International Fund

Mastholm believes that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company.  Mastholm is committed to voting corporate proxies in the manner that serves the best interests of its clients.  Mastholm believes that each proxy proposal should be individually reviewed to determine whether the proposal is in the best interests of its clients.  As a result, similar proposals for different companies may receive different votes because of different corporate circumstances.

To implement Mastholm’s proxy voting policies, Mastholm has developed the following procedures for voting proxies. Upon receipt of a corporate proxy by Mastholm, the special or annual report and the proxy are submitted to Mastholm’s proxy voting manager (the “Proxy Manager”).  The Proxy Manager shall be responsible for reviewing the special or annual report, proxy proposals, and proxy proposal summaries.  The Proxy Manager shall take into consideration what vote is in the best interests of clients and the provisions of Mastholm’s voting guidelines.  The Proxy Manager will then vote the proxies.  The Proxy Manager shall be responsible for maintaining copies of each annual report, proposal, proposal summary, actual vote, and any other information required to be maintained for a proxy vote under Rule 204-2 of the Investment Advisers Act of 1940, as amended (the “Advisers Act”).  With respect to proxy votes on topics deemed, in the opinion of the Proxy Manager, to be controversial or particularly sensitive, the Proxy Manager will provide a written explanation for the proxy vote which will be maintained with the record of the actual vote in Mastholm’s files.

In cases where Mastholm is aware of a conflict between the interests of a client(s) and the interests of Mastholm or an affiliated person of Mastholm), Mastholm will notify the client of the conflict and will vote the client’s shares in accordance with the client’s instructions.

NORTHERN CROSS
Sub-Advisor to the International Fund

Northern Cross, LLC(the “Adviser”)’s policy regarding the voting of proxies consists of (1) the statement of the law and policy, (2) identification of the person(s) responsible for implementing this policy, and (3) the procedures adopted by the Adviser to implement the policy.

The Adviser will vote all proxies delivered to it by the fund’s custodian.  The vote will be cast in such a manner, which, in the Adviser’s judgment, will be in the best interests of shareholders.  The Adviser contracts with Boston Investor Services, Inc. for the processing of proxies.

The Adviser will generally comply with the following guidelines:

Routine Corporate Governance Issues
The Adviser will vote in favor of management. Routine issues may include, but not be limited to, election of directors, appointment of auditors, changes in state of incorporation or capital structure.  In certain cases the Adviser will vote in accordance with the guidelines of specific clients.

Non-routine Corporate Governance Issues
The Adviser will vote in favor of management unless voting with management would limit shareholder rights or have a negative impact on shareholder value.  Non-routine issues may include, but not be limited to, corporate restructuring/mergers and acquisitions, proposals affecting shareholder rights, anti-takeover issues, executive compensation, and social and political issues.  In cases where the number of shares in all stock option plans exceeds 10% of basic shares outstanding, the Adviser generally votes against proposals that will increase shareholder dilution.  In general the Adviser will vote against management regarding any proposal that allows management to issue shares during a hostile takeover.

Non Voting of Proxies
The Adviser may not vote proxies if voting may be burdensome or expensive, or otherwise not in the best interest of clients.

Conflicts of Interest
Should the Adviser have a conflict of interest with regard to voting a proxy, the Adviser will disclose such conflict to the client and obtain client direction as to how to vote the proxy.

Record Keeping
The following records will be kept for each client: copies of the Adviser’s proxy voting policies and procedures; copies of all proxy statements received; a record of each vote the Adviser casts on behalf of the client along with any notes or documents that were material to making a decision on how to vote a proxy including an abstention on behalf of a client, including the resolution of any conflict; a copy of each written client request for information on how the Adviser voted proxies on behalf of the client and a copy of any written response by the advisor.

This proxy policy will be distributed to all clients of the Adviser and added to Part II of Form ADV.  A hard copy of the policy will be included in the Compliance Program and is available on request.

The Compliance Officer is responsible for implementing, monitoring and updating this policy, including reviewing decisions made on non-routine issues and potential conflicts of interest.  The Compliance Officer is also responsible for maintaining copies of all records and backup documentation in accordance with applicable record keeping requirements.  The Compliance Officer can delegate in writing any of his or her responsibilities under this policy to another person.

Conflicts of Interest
From time to time, proxy voting proposals may raise conflicts between the interests of the Advisers’ clients and the interests of the Adviser, its employees, or its affiliates. The Adviser must take certain steps designed to ensure, and must be able to demonstrate that those steps resulted in, a decision to vote the proxies that was based on the clients’ best interest and was not the product of the conflict.

The Compliance Officer is responsible for identifying proxy voting proposals that present a conflict of interest. If the Adviser receives a proxy relating to an issuer that raises a conflict of interest, the Compliance Officer shall determine whether the conflict is “material” to any specific proposal included within the proxy. The Compliance Officer will record in writing the basis for any such determination.

RCB
Sub-Advisor to the Smaller Companies Fund

RCB acts as discretionary investment adviser for various clients, including clients governed by the Employee Retirement Income Security Act of 1974 (“ERISA”).  RCB manages both equity and fixed income securities for its clients and will hold voting securities (or securities for which shareholder action is solicited) in a client account.  Thus, unless a client (including a “named fiduciary” under ERISA) specifically reserves the right to vote its own proxies or to take shareholder action in other corporate actions, RCB will vote all proxies or act on all other actions received in sufficient time prior to their deadlines as part of its full discretionary authority over the assets.  RCB will perform a check to ensure that all proxies which need to be voted are received by RCB.  In the event it is not received, RCB will contact the custodian.  However, if it is not received in sufficient time it may not get voted.  Corporate actions may include, for example and without limitation, tender offers or exchanges, bankruptcy proceedings, and class actions.

When voting proxies or acting on corporate actions for clients, RCB’s concern is that all decisions be made solely in the best interest of the shareholder (for ERISA accounts, plan beneficiaries and participants, in accordance with the letter and spirit of ERISA).  RCB will act in a manner deemed prudent and diligent and which is intended to enhance the economic value of the assets of the account.

PURPOSE

The purpose of these Proxy Voting and Corporate Action Policies and Procedures is to memorialize the procedures and policies adopted by RCB to enable it to comply with its accepted responsibilities and the requirements of Rule 206(4)-6 under the Advisers Act.

PROCEDURES

RCB’s Operations Department, in consultation with senior management, is responsible for ensuring that all proxies received by RCB are voted in a timely manner and voted consistently across all portfolios. Although many proxy proposals can be voted in accordance with our established guidelines, we recognize that some proposals require special consideration, which may dictate that we make an exception to our broad guidelines.

Where a proxy proposal raises a material conflict of interest between RCB’s interests and the client’s, RCB will disclose the conflict to the relevant clients and obtain their consent to the proposed vote prior to voting the securities.  When a client does not respond to such a conflict disclosure request or denies the request, RCB will abstain from voting the securities held by that client’s account.

RCB does not anticipate a material number of such conflicts of interest during their management of the Fund. Conceptual conflicts may include:

1.
RCB, in its marketing efforts to separately managed accounts, may solicit business for the corporate pension assets and/or personal assets of senior management of a company that is owned by the Fund or others of its separately managed accounts.  If RCB is successful in winning the business, RCB could then own the stock of a company in the Fund portfolio and manages assets for that same company or for senior management of that company.

2.	Alternatively, RCB may already manage assets or other similar accounts for a company, and subsequently determine that the company’s stock merits inclusion in the RCB portfolio.

In the event where a conflict should arise, the Firm will continue to vote the proxy in the best interest of its clients.

The Compliance Department is responsible for ensuring that all corporate actions received by RCB are addressed in a timely manner and consistent action is taken across all portfolios.

DIMINIMUS CONDITIONS

RCB may determine that it is in the client’s best interest not to vote proxies received.  Circumstances in which the Adviser may determine not to vote proxies include the following:

    (a)  If RCB determines that the client no longer holds securities of the issuer; or

    (b) If the value of a client’s economic interest or RCB’s beneficial interest is insignificant (generally less than .05% of the issuer’s outstanding securities) and is unlikely to influence the ultimate outcome of the shareholder vote; or

    (c)  If, in the case of securities of a foreign issuer, it is not practicable to obtain relevant information, to vote such securities or arrange for a proxy to do so, or voting would result in undesirable trading restrictions on such securities.

Written records of determinations not to vote proxies shall be retained in the records of the Compliance Department.

RECORD KEEPING

In accordance with Rule 204-2 under the Advisers Act, RCB will maintain for the time periods set forth in the Rule (i) these proxy voting procedures and policies, and all amendments thereto; (ii) all proxy statements received regarding client securities (provided however, that RCB may rely on the proxy statement filed on EDGAR as its records); (iii) a record of all votes cast on behalf of clients; (iv) records of all client requests for proxy voting information; (v) any documents prepared by RCB that were material to making a decision how to vote or that  memorialized the basis for the decision; and (vi) all records relating to requests made to clients regarding conflicts of interest in voting the proxy.

RCB will describe in its Part II of Form ADV (or other brochure fulfilling the requirement of Rule 204-3) its proxy voting policies and procedures and will advise clients how they may obtain information on how RCB voted their securities.  Clients may obtain information on how their securities were voted or a copy of our Policies and Procedures by written request addressed to RCB.

GUIDELINES

Each proxy issue will be considered individually and on a case-by-case basis. RCB’s decisions are governed by its primary duty to safeguard and promote the interests of the accounts and their beneficiaries.  In keeping with this duty, it is the policy of RCB to vote in favor of those proposals, which advance the sustainable economic value of the companies, and thus the shareholders whose securities are held.

RCB has always taken an aggressive corporate governance stance and has used its proxy voting power as well as proactive communication with management of its holdings to convey its views on what it believes to be the rational course of action to be followed in order to create long-term shareholder value. Each company owned in portfolios managed by RCB faces different issues and RCB often encounters very different philosophies and operating styles by which a company expects to achieve such shareholder value.

This being the case:

1.
RCB generally casts proxy votes against issues that seek to entrench the Board and management of a company through anti-takeover measures, staggered Board terms, super majority requirements and poison pill provisions.

2.	RCB is highly sensitive to any measures that potentially dilute shareholder interests through new security issuance or excessive management compensation through equity gifting.

3.	RCB will not vote shares in the Fund portfolio in favor of any “social” issues unless such issues happen also, in RCB’s judgment, to directly advance shareholder value.

4.
RCB generally votes in favor of measures that provide shareholders with greater abilities to nominate directors; hold directors and management accountable for performance; allow shareholders to directly vote on takeover proposals by third parties.

SANDS CAPITAL
Sub-Advisor to the Equity Fund and the Focused Opportunities Fund

It is the policy of Sands Capital to vote client proxies in the best interest of its clients.  Proxies are an asset of a client account, which should be treated by Sands Capital with the same care, diligence, and loyalty as any asset belonging to a client.  Consideration will be given to both the short and long term implications of the proposal to be voted on when considering the optimal vote.

Any general or specific proxy voting guidelines provided by an advisory client or its designated agent in writing will supersede this policy.  Clients may wish to have their proxies voted by an independent third party or other named fiduciary or agent, at the client’s cost.

The following procedures outline Sands Capital’s receipt of “Class Action” documents from clients and custodians.  It is Sands Capital’s position not to file these “Class Action” documents, but if received will follow these guidelines:

If “Class Action” documents are received by Sands Capital from the Client, Sands Capital will gather, at the client’s request, any requisite information it has and forward to the client, to enable the client to file the “Class Action” at the client’s discretion.  Sands Capital will not file “Class Action” documents on behalf of any client.

Sands Capital has established a Proxy Committee.  The Proxy Committee consists of three permanent members (the Chief Operating Officer, Director of Client Services, Compliance Operations Manager) and one or more rotating members (Portfolio Managers).  The Proxy Committee meets at least annually and as necessary to fulfill its responsibilities.  A majority of the members of the Proxy Committee constitutes a quorum for the transaction of business.  The Director of Client Services acts as secretary of the Proxy Committee and maintains a record of Proxy Committee meetings and actions.

The Proxy Committee is responsible for (i) the oversight and administration of proxy voting on behalf of Sands Capital’s clients, including developing, authorizing, implementing and updating Sands Capital’s proxy voting policies and procedures; (ii) overseeing the proxy voting process; and (iii) engaging and overseeing any third party service provider as voting agent to receive proxy statements and/or to provide information, research or other services intended to facilitate the proxy voting decisions made by Sands Capital.  The Proxy Committee typically reviews reports on Sands Capital’s proxy voting activity at least annually and as necessary to fulfill its responsibilities.

The Proxy Committee has developed a set of criteria for evaluating proxy issues.  These criteria and general voting guidelines are set forth in Sands Capital’s Proxy Voting Guidelines (the “Guidelines”).  The Proxy Committee may amend or supplement the Guidelines from time to time.  All Guidelines are to be applied generally and not absolutely, such that Sands Capital’s evaluation of each proposal will be performed in the context of the Guidelines giving appropriate consideration to the circumstances of the company whose proxy is being voted.

In the event that Sands Capital votes the same proxy in two directions, it shall maintain documentation to support its voting (this may occur if a client requires Sands Capital to vote a certain way on an issue, while Sands Capital deems it beneficial to vote in the opposite direction for its other clients) in the permanent file.

Sands Capital realizes that due to the difficulty of predicting and identifying all material conflicts, it must rely on its Staff Members to notify the Director of Client Services and/or the CCO of any material conflict that may impair Sands Capital’s ability to vote proxies in an objective manner.  Upon such notification, the Director of Client Services and or the CCO will notify the Proxy Committee of the conflict.

In the event that the Proxy Committee determines that Sands Capital has a conflict of interest with respect to a proxy proposal, the Proxy Committee shall also determine whether the conflict is “material” to that proposal.  The Proxy Committee may determine on a case-by-case basis that a particular proposal does not involve a material conflict of interest.  To make this determination, the Proxy Committee must conclude that the proposal is not directly related to Sands Capital’s conflict with the issuer.  If the Proxy Committee determines that a conflict is not material, then Sands Capital may vote the proxy in accordance with the recommendation of the analyst.

In the event that the Proxy Committee determines that Sands Capital has a material conflict of interest with respect to a proxy proposal, Sands Capital will vote on the proposal in accordance with the determination of the Proxy Committee.  Prior to voting on the proposal, Sands Capital may (i) contact an independent third party (such as another plan fiduciary) to recommend how to vote on the proposal and vote in accordance with the recommendation of such third party (or have the third party vote such proxy); or (ii) with respect to client accounts that are not subject to ERISA, fully disclose the nature of the conflict to the client and obtain the client’s consent as to how Sands Capital will vote on the proposal (or otherwise obtain instructions from the client as to how the proxy should be voted).

As a matter of practice, it is Sands Capital’s policy to not reveal or disclose to any client how Sands Capital may have voted (or intends to vote) on a particular proxy until after such proxies have been counted at a shareholder’s meeting.

The Director of Client Services is to be promptly informed of the receipt of any solicitation from any person to vote proxies on behalf of clients.  At no time may any Staff Member accept any remuneration in the solicitation of proxies.  The Director of Client Services shall handle all responses to such solicitations.

The Director of Client Services is responsible for overseeing and implementing this policy.

THIRD AVENUE
Sub-Advisor to the International Fund

Third Avenue has adopted proxy voting policies and procedures for the voting of proxies on behalf of client accounts for which Third Avenue has voting discretion, including the Fund.  Under Third Avenue's proxy voting policy, client portfolio securities must be voted in the best interests of its clients.

Normally, Third Avenue exercises proxy voting discretion on particular types of proposals in accordance with guidelines set forth in its proxy voting policy. The proxy guidelines address, for example, proposals by a company for elections of directors, implementation of classified boards, cumulative voting and blank check preferred stock. The guidelines are subject to exceptions on a case-by-case-basis, as discussed below.  On issues not specifically addressed by the guidelines, Third Avenue will analyze how the proposal may affect the value of the Fund holding the security and will vote in accordance with what it believes to be the best interests of Fund shareholders.  Third Avenue will normally abstain from voting when it believes the cost of voting will exceed the expected benefit to investment advisory clients.  The most common circumstances where Third Avenue would elect not to vote involve foreign proxies and securities out on loan.  In addition, Third Avenue may be restricted from voting proxies of a given issuer during certain periods if it has made certain regulatory filings with respect to that issuer.

 Third Avenue's legal department oversees the administration of proxy voting.  Under its supervision, the accounting department is responsible for processing proxies on securities held by the Funds.  The accounting department forwards proxy and other solicitation materials received to the General Counsel or his designee, who presents the proxies to Third Avenue's Proxy Voting Committee.  The Proxy Voting Committee, consisting of senior portfolio managers designated by Third Avenue's President, determines how the proxies will be voted applying Third Avenue's policy guidelines.  Third Avenue's General Counsel or his designee field any potential conflict issues and document voting determinations.  The Proxy Voting Committee may seek the input of Third Avenue's Co-Chief Investment Officers or other portfolio managers or research analysts who may have particular familiarity with the matter to be voted.  Any exception to policy guidelines must be documented in writing.  Third Avenue's General Counsel or his designee instructs the accounting department to vote the proxies in accordance with determinations reached under the process described above.  The Accounting Department votes the proxies by an appropriate method in accordance with instructions received.

Any employee of Third Avenue who may have a direct or indirect influence on proxy voting decisions who becomes aware of a potential or actual conflict of interest in voting a proxy or the appearance of a conflict of interest is required to bring the issue to Third Avenue's General Counsel.  The General Counsel will analyze each potential or actual conflict presented to determine materiality and will document each situation and its resolution. When presented with an actual or potential conflict in voting a proxy, the General Counsel is required to address the matter using an appropriate method to assure that the proxy vote is free from any improper influence, by (1) determining that there is no conflict or that it is immaterial, (2) ensuring that Third Avenue votes in accordance with a predetermined policy, (3) following the published voting policy of Institutional Shareholder Services, (4) engaging an independent third-party professional to vote the proxy or advise Third Avenue how to vote, or (5) presenting the conflict to the Board of Trustees of the Fund and obtaining direction on how to vote.

THORNBURG
Sub-Advisor to the International Fund

The following summarizes Thornburg’s procedures for voting securities in each account managed by Thornburg, for the benefit of and in the best interest of the client.  The policy provides procedures for assembling voting information and applying the informed expertise and judgment of Thornburg’s personnel on a timely basis in pursuit of the above-stated voting objectives.

A further element of Thornburg’s policy is that while voting on all issues presented should be considered, voting on all issues is not required.  Some issues presented for a vote of security holders are not relevant to the policy’s voting objectives, or it is not reasonably possible to ascertain what effect, if any, a vote on a given issue may have on the value of an investment.  Accordingly, Thornburg may abstain from voting or decline a vote in those cases where there is no relationship between the issue and the enhancement or preservation of an investment’s value.

It is also important to the pursuit of the policy’s voting objectives that Thornburg be able to substitute its judgment in any specific situation for a presumption in the policy where strict adherence to the presumption could reasonably be expected by Thornburg, based upon the information then available (including, but not limited, to media and expert commentary and outside professional advice and recommendations sought by Thornburg on the issue), to be inconsistent with the objectives of the policy.  Accordingly, Thornburg may substitute its judgment in a specific voting situation described in the preceding sentence, except where explicitly prohibited by a client or the policy.

The key functions of Thornburg’s Proxy Voting Coordinator include:

(a)           Collecting and assembling proxy statements and other communications pertaining to proxy voting, together with proxies or other means of voting or giving voting instructions, and providing those materials to the appropriate portfolio managers to permit timely voting of proxies;

(b)           Collecting recommendations, analyses, commentary and other information respecting subjects of proxy votes, from service providers engaged by Thornburg and other services specified by portfolio managers, and providing this information to the appropriate portfolio managers to permit evaluation of proxy voting issues;

(c)           Providing to appropriate portfolio managers any specific voting instructions from clients;

(d)           Collecting proxy votes or instructions from portfolio managers and transmitting the votes or instructions to the appropriate custodians, brokers, nominees or other persons (which may include proxy voting services or agents engaged by Thornburg);

(e)           Accumulating voting results as set forth in Thornburg’s policy and transmitting that information to Thornburg’s Compliance Officer; and

(f)           Participating in the annual review of Thornburg’s policy.

The Proxy Voting Coordinator may, with the approval of the President of Thornburg, delegate any portion or all of any one or more of these functions to one or more other individuals employed by Thornburg.  Any portion or all of any one or more of these functions also may be performed by service providers engaged by Thornburg.

The Proxy Voting Coordinator shall obtain proxy statements and other communications pertaining to proxy voting, together with proxies or other means of voting or giving voting instructions to custodians, brokers, nominees, tabulators or others in a manner to permit voting on relevant issues in a timely manner.  Thornburg may engage service providers and other third parties to assemble this information, digest or abstract the information where necessary or desirable, and deliver it to the individuals assigned by Thornburg to evaluate proxy voting issues.

The portfolio manager responsible for management of a specific account is responsible for timely voting (or determining not to vote in appropriate cases) proxies relating to securities in the account in accordance with the policy.  The portfolio manager may delegate voting responsibilities to one or more other portfolio managers or other individuals.  Portfolio managers are authorized to consider voting recommendations and other information and analysis from service providers (including proxy voting services) engaged by Thornburg.

In any case where a portfolio manager determines that a proxy vote involves an actual conflict of interest, and the proxy vote relates to the election of a director in a uncontested election or ratification of selection of independent accountants, the portfolio manager shall vote the proxy in accordance with the recommendation of any proxy voting service previously engaged by Thornburg.  If no such recommendation is available, or if the proxy vote involves any other matters, the portfolio manager shall immediately refer the vote to the client for direction on the voting of the proxy or consent to vote in accordance with the portfolio manager’s recommendation.  In all cases where such a vote is referred to the client, Thornburg shall disclose the conflict of interest to the client.

TURNER
Sub-Advisor to the Equity Fund

Turner Investment Partners, Inc., as well as its investment advisory affiliate, Turner Investment Management LLC (collectively, “Turner”), act as fiduciaries in relation to their clients and the assets entrusted by them to their management.  Where the assets placed in Turner’s care include shares of corporate stock, and except where the client has expressly reserved to itself or another party the duty to vote proxies, it is Turner’s duty as a fiduciary to vote all proxies relating to such shares.

Duties with Respect to Proxies:

Turner has an obligation to vote all proxies appurtenant to shares of corporate stock owned by its client accounts in the best interests of those clients.  In voting these proxies, Turner may not be motivated by, or subordinate the client’s interests to, its own objectives or those of persons or parties unrelated to the client.  Turner will exercise all appropriate and lawful care, skill, prudence and diligence in voting proxies, and shall vote all proxies relating to shares owned by its client accounts and received by Turner.  Turner shall not be responsible, however, for voting proxies that it does not receive in sufficient time to respond.

Delegation:

In order to carry out its responsibilities in regard to voting proxies, Turner must track all shareholder meetings convened by companies whose shares are held in Turner client accounts, identify all issues presented to shareholders at such meetings, formulate a principled position on each such issue and ensure that proxies pertaining to all shares owned in client accounts are voted in accordance with such determinations.

Consistent with these duties, Turner has delegated certain aspects of the proxy voting process to Institutional Shareholder Services, and its Proxy Voter Services (PVS) subsidiary.  PVS is a separate investment adviser registered under the Investment Advisers Act of 1940, as amended.  Under an agreement entered into with Turner, PVS has agreed to vote proxies in accordance with recommendations developed by PVS and overseen by Turner, except in those instances where Turner has provided it with different direction.

Review and Oversight:

Turner has reviewed the methods used by PVS to identify and track shareholder meetings called by publicly traded issuers throughout the United States and around the globe.  Turner has satisfied itself that PVS operates a system reasonably designed to identify all such meetings and to provide Turner with timely notice of the date, time and place of such meetings.  Turner has further reviewed the principles and procedures employed by PVS in making recommendations on voting proxies on each issue presented, and has satisfied itself that PVS’s recommendations are: (i) based upon an appropriate level of diligence and research, and (ii) designed to further the interests of shareholders and not serve other unrelated or improper interests.  Turner, either directly or through its duly-constituted Proxy Committee, shall review its determinations as to PVS at least annually.

Notwithstanding its belief that PVS’s recommendations are consistent with the best interests of shareholders and appropriate to be implemented for Turner’s client accounts, Turner has the right and the ability to depart from a recommendation made by PVS as to a particular vote, slate of candidates or otherwise, and can direct PVS to vote all or a portion of the shares owned for client accounts in accordance with Turner’s preferences.  PVS is bound to vote any such shares subject to that direction in strict accordance with all such instructions.  Turner, through its Proxy Committee, reviews on a regular basis the overall shareholder meeting agenda, and seeks to identify shareholder votes that warrant further review based upon either (i) the total number of shares of a particular company stock that Turner holds for its clients accounts, or (ii) the particular subject matter of a shareholder vote, such as board independence or shareholders’ rights issues.  In determining whether to depart from a PVS recommendation, the Turner Proxy Committee looks to its view of the best interests of shareholders, and provides direction to PVS only where in Turner’s view departing from the PVS recommendation appears to be in the best interests of Turner’s clients as shareholders.  The Proxy Committee keeps minutes of its determinations in this regard.

Conflicts of Interest:

Turner stock is not publicly traded, and Turner is not otherwise affiliated with any issuer whose shares are available for purchase by client accounts.  Further, no Turner affiliate currently provides brokerage, underwriting, insurance, banking or other financial services to issuers whose shares are available for purchase by client accounts.

Where a client of Turner is a publicly traded company in its own right, Turner may be restricted from acquiring that company’s securities for the client’s benefit.  Further, while Turner believes that any particular proxy issues involving companies that engage Turner, either directly or through their pension committee or otherwise, to manage assets on their behalf, generally will not present conflict of interest dangers for the firm or its clients, in order to avoid even the appearance of a conflict of interest, the Proxy Committee will determine, by surveying the Firm’s employees or otherwise, whether Turner, an affiliate or any of their officers has a business, familial or personal relationship with a participant in a proxy contest, the issuer itself or the issuer’s pension plan, corporate directors or candidates for directorships.  In the event that any such relationship is found to exist, the Proxy Committee will take appropriate steps to ensure that any such relationship (or other potential conflict of interest), does not influence Turner’s or the Committee’s decision to provide direction to PVS on a given vote or issue.  Further to that end, Turner will adhere to all recommendations made by PVS in connection with all shares issued by such companies and held in Turner client accounts, and, absent extraordinary circumstances that will be documented in writing, will not subject any such proxy to special review by the Proxy Committee.  Turner will seek to resolve any conflicts of interests that may arise prior to voting proxies in a manner that reflects the best interests of its clients.

Securities Lending:

Turner will generally not vote nor seek to recall in order to vote shares on loan in connection with client administered securities lending programs, unless it determines that a vote is particularly significant.  Seeking to recall securities in order to vote them even in these limited circumstances may nevertheless not result in Turner voting the shares because the securities are unable to be recalled in time from the party with custody of the securities, or for other reasons beyond Turner’s control.

Recordkeeping:

Turner shall retain its (i) proxy voting policies and procedures; (ii) proxy statements received regarding client statements; (iii) records or votes it casts on behalf of clients; (iv) records of client requests for proxy voting information, and (v) any documents prepared by Turner that are material in making a proxy voting decision.  Such records may be maintained with a third party, such as PVS, that will provide a copy of the documents promptly upon request.

WELLS CAPITAL
Sub-Advisor to the Equity Fund and the Smaller Companies Fund

Pursuant to Rule 206(4)-6 under the Advisers Act, Wells Capital has adopted Proxy Voting Policies and Procedures that it believes are reasonably designed to ensure that proxies are voted in the best interest of shareholders.  Wells Capital exercises its voting responsibility, as a fiduciary, with the goal of maximizing value to shareholders consistent with the governing laws and investment policies of each portfolio. While securities are not purchased to exercise control or to seek to effect corporate change through share ownership, Wells Capital supports sound corporate governance practices within companies in which they invest.

Wells Capital utilizes an independent third-party (“Third-Party”), currently Risk Metrics Group (“Risk Metrics”) (formerly called Institutional Shareholders Services (“ISS”)), for voting proxies and proxy voting analysis and research. Wells Capital has adopted as its proxy voting guidelines the standard platform developed by Risk Metrics.  In addition, clients may elect to have Wells Capital vote proxies in accordance with guidelines established pursuant to platforms, e.g., Taft-Hartley, to meet their specific business requirements.

To fulfill its fiduciary duties with respect to proxy voting, Wells Capital has designated an officer to administer and oversee the proxy voting process and to monitor the Third-Party to ensure its compliance with the Proxy Guidelines.

Wells Capital believes that, in most instances, material conflicts of interest can be minimized through a strict and objective application by the Third-Party of the Proxy Guidelines. In cases where Wells Capital is aware of a material conflict of interest regarding a matter that would otherwise require its vote, it will defer to the Third-Party as to how to vote on such matter in accordance with the voting guidelines of the Third-Party. In addition, Wells Capital will seek to avoid any undue influence as a result of any material conflict of interest that may exist between the interests of a client and Wells Capital or any of its affiliates. To this end, for any Wells Fargo proxy, shares will be voted as directed by an independent fiduciary engaged by Wells Fargo and Company.

MORE INFORMATION ABOUT PROXY VOTING

The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30, 2008 (starting with the year ending June 30, 2006) are available without charge, upon request, by calling toll-free, (800) 960-0188 or by accessing the SEC’s website at www.sec.gov.  In addition, a copy of the Funds’ proxy voting policies and procedures are also available without charge, upon request by calling (800) 960-0188.

ADMINISTRATOR

The Administrator, U.S. Bancorp Fund Services, LLC, has agreed to be responsible for providing such services as the Trustees may reasonably request, including but not limited to (i) maintaining the Trust’s books and records (other than financial or accounting books and records maintained by any custodian, transfer agent or accounting services agent); (ii) overseeing the Trust’s insurance relationships; (iii) preparing for the Trust (or assisting counsel and/or auditors in the preparation of) all required tax returns, proxy statements and reports to the Trust’s shareholders and Trustees and reports to and other filings with the Securities and Exchange Commission and any other governmental agency (the Trust agreeing to supply or cause to be supplied to the Administrator all necessary financial and other information in connection with the foregoing); (iv) preparing such applications and reports as may be necessary to register or maintain the Trust’s registration and/or the registration of the shares of the Trust under the securities or “blue sky” laws of the various states selected by the Trust (the Trust agreeing to pay all filing fees or other similar fees in connection therewith); (v) responding to all inquiries or other communications of shareholders, if any, which are directed to the Administrator, or if any such inquiry or communication is more properly to be responded to by the Trust’s custodian, transfer agent or accounting services agent, overseeing their response thereto; (vi) overseeing all relationships between the Trust and any custodian(s), transfer agent(s) and accounting services agent(s), including the negotiation of agreements and the supervision of the performance of such agreements; (vii) together with the Advisor, monitoring compliance by the Managers with tax, securities and other applicable requirements; and (viii) authorizing and directing any of the Administrator’s directors, officers and employees who may be elected as Trustees or officers of the Trust to serve in the capacities in which they are elected.  All services to be furnished by the Administrator under this Agreement may be furnished through the medium of any such trusteed, officers or employees of the Administrator.

The following table shows administrative fees paid to the Administrator.

Year	Equity Fund	International Fund	Value Fund	Smaller Companies Fund	Focused Opportunities Fund*
2008	$107,024	$332,010	$45,797	$38,263	$19,004
2007	$148,574	$370,474	$72,871	$53,733	$17,003
2006	$169,373	$308,407	$67,008	$56,313	$4,142

* The Focused Opportunities Fund commenced operations on June 30, 2006; therefore, amounts shown for 2006 are for a partial year.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Each Management Agreement states that, with respect to the segment of each Fund’s portfolio allocated to the Manager, the Manager shall be responsible for broker-dealer selection and for negotiation of brokerage commission rates, provided that the Manager shall not direct orders to an affiliated person of the Manager without general prior authorization to use such affiliated broker or dealer by the Trust’s Board of Trustees.  In general, a Manager’s primary consideration in effecting a securities transaction will be execution at the most favorable cost or proceeds under the circumstances.  In selecting a broker-dealer to execute each particular transaction, a Manager may take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of each Fund on a continuing basis.  The price to each Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Since the Focused Opportunities Fund recently commenced operations, no commissions have been paid.

The aggregate dollar amounts of brokerage commissions paid by the Funds during the last three years are as follows:

Year	Equity Fund	International Fund	Value Fund	Smaller Companies Fund	Focused Opportunities Fund*
2008	$1,082,366	$4,855,181	$278,745	$893,232	$93,193
2007	$888,610	$4,602,826	$186,143	$1,094,955	$67,555
2006	$1,017,644	$5,045,661	$255,919	$944,210	$50,141

* The Focused Opportunities Fund commenced operations on June 30, 2006; therefore, amounts shown for 2006 are for a partial year.

Of these amounts, the dollar amount of brokerage commissions paid to the brokers who furnished research services during the last three years are as follows:

Year	Equity Fund	International Fund	Value Fund	Smaller Companies Fund	Focused Opportunities Fund*
2008	$295,749	$1,537,575	$90,856	$246,305	$14,625
2007	$197,197	$634,991	$10,396	$487,850	$21,593
2006	$318,228	$260,270	$75,101	$303,146	$10,723

* The Focused Opportunities Fund commenced operations on June 30, 2006; therefore, amounts shown for 2006 are for a partial year.

For the fiscal years ended December 31, 2008, 2007, and 2006, the Funds paid the following commission amounts to broker-dealers affiliated with any of the Managers:

Equity Fund

2008
Affiliated Dealer	Amount	% of Total Brokerage Commissions Paid to Affiliated Broker-Dealers
N/A	N/A	N/A

2007
Affiliated Dealer	Amount	% of Total Brokerage Commissions Paid to Affiliated Broker-Dealers
SG Cowen Securities Corp	$432	0.05%

2006
Affiliated Dealer	Amount	% of Total Brokerage Commissions Paid to Affiliated Broker-Dealers
N/A	N/A	N/A

International Fund

2008
Affiliated Dealer	Amount	% of Total Brokerage Commissions Paid to Affiliated Broker-Dealers
MJ Whitman LLC	$233,041	4.80%

2007
Affiliated Dealer	Amount	% of Total Brokerage Commissions Paid to Affiliated Broker-Dealers
MJ Whitman LLC	$101,611	2.21%

2006
Affiliated Dealer	Amount	% of Total Brokerage Commissions Paid to Affiliated Broker-Dealers
MJ Whitman LLC	$305,966	6.06%

Value Fund

2008
Affiliated Dealer	Amount	% of Total Brokerage Commissions Paid to Affiliated Broker-Dealers
N/A	N/A	N/A

2007
Affiliated Dealer	Amount	% of Total Brokerage Commissions Paid to Affiliated Broker-Dealers
N/A	N/A	N/A

2006
Affiliated Dealer	Amount	% of Total Brokerage Commissions Paid to Affiliated Broker-Dealers
N/A	N/A	N/A

Smaller Companies Fund

2008
Affiliated Dealer	Amount	% of Total Brokerage Commissions Paid to Affiliated Broker-Dealers
N/A	N/A	N/A

2007
Affiliated Dealer	Amount	% of Total Brokerage Commissions Paid to Affiliated Broker-Dealers
N/A	N/A	N/A

2006
Affiliated Dealer	Amount	% of Total Brokerage Commissions Paid to Affiliated Broker-Dealers
N/A	N/A	N/A

Focused Opportunities Fund*

2008
Affiliated Dealer	Amount	% of Total Brokerage Commissions Paid to Affiliated Broker-Dealers
N/A	N/A	N/A

2007
Affiliated Dealer	Amount	% of Total Brokerage Commissions Paid to Affiliated Broker-Dealers
N/A	N/A	N/A

2006
Affiliated Dealer	Amount	% of Total Brokerage Commissions Paid to Affiliated Broker-Dealers
N/A	N/A	N/A

* The Focused Opportunities Fund commenced operations on June 30, 2006; therefore, amounts shown for 2006 are for a partial year.

Subject to such policies as the Advisor and the Board of Trustees may determine, a Manager shall not be deemed to have acted unlawfully or to have breached any duty created by its Management  Agreement with a Fund or otherwise solely by reason of its having caused any Fund to pay a broker or dealer that provides (directly or indirectly) brokerage or research services to the Manager a commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Manager’s or Advisor’s overall responsibilities with respect to each Fund or other advisory clients.  Each Manager is further authorized to allocate the orders placed by it on behalf of each Fund to such brokers or dealers who also provide research or statistical material, or other services, to the Trust, the Advisor or any affiliate of either.  Such allocation shall be in such amounts and proportions as the Manager shall determine.  Each Manager shall report on such allocations regularly to the Advisor and the Trust, indicating the broker-dealers to whom such allocations have been made and the basis for such allocations.

On occasions when a Manager deems the purchase or sale of a security to be in the best interest of a Fund as well as other clients of the Manager, the Manager, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and the most efficient execution.  In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Manager in the manner it considers to be the most equitable and consistent with its fiduciary obligations to each Fund and to such other clients.

The Funds have not acquired securities of their regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) during the most recent fiscal year.

Distribution of Fund Shares

The Funds’ principal underwriter is Quasar Distributors LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 (the “Distributor”).  The Distributor is engaged on a non-exclusive basis to assist in the distribution of shares in various jurisdictions.  The Distributor is compensated for performing this service by the Advisor and is not paid directly by the Funds.

Distribution Plan

As noted in the Prospectus, the Trust has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended (the “Distribution Plan”) on behalf of the Equity Fund and International Fund.

Under the Distribution Plan, the Equity Fund and International Fund are authorized to pay the Funds’ distributor for distribution services related to Investor Class shares (the “Distribution Fee”) at an annual rate of 0.25% of the Fund’s average daily net assets attributable to Investor Class shares.  The Distribution Plan provides that the Equity and International Funds distributor may use all or any portion of such Distribution Fee to finance any activity that is principally intended to result in the sale of each Fund’s Investor Class shares, subject to the terms of the Distribution Plan, or to provide certain shareholder services.

The Distribution Fee is payable to the Equity and International Funds’ distributor regardless of the distribution-related expenses actually incurred.  Because the Distribution Fee is not directly tied to expenses, the amount of distribution fees paid by the Equity and International Funds during any year may be more or less than actual expenses incurred pursuant to the Distribution Plan.  For this reason, this type of distribution fee arrangement is characterized by the staff of the SEC as a “compensation” plan.

The Equity and International Funds’ distributor may use the Distribution Fee to pay for services covered by the Distribution Plan including, but not limited to, advertising, compensating underwriters, dealers and selling personnel engaged in the distribution of the Fund’s shares, the printing and mailing of prospectuses, statements of additional information and reports to other than current shareholders of the Funds, the printing and mailing of sales literature pertaining  to the Funds, and obtaining whatever information, analyses and reports with respect to marketing and promotional activities that the Funds may, from time to time, deem advisable.

PORTFOLIO TURNOVER

Although the Funds generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of a Manager, investment considerations warrant such action.  Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year.  A 100% turnover rate would occur if all the securities in a Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year.  A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions.

Portfolio turnover rates for the fiscal years ended December 31, 2008 and 2007 were as follows:

Portfolio Turnover Rates

	2008	2007
Equity Fund	101.71%	35.19%
International Fund	113.63%	92.66%
Value Fund	38.76%	24.42%
Smaller Companies Fund	142.21%	130.65%
Focused Opportunities Fund	72.09%	45.66%

NET ASSET VALUE

The net asset value of a Fund’s shares will fluctuate and is determined as of the close of trading on the New York Stock Exchange (“NYSE”) (currently 4:00 p.m. Eastern time) each business day that the NYSE is open for trading.  The NYSE annually announces the days on which it will not be open for trading.  The most recent announcement indicates that the NYSE will not be open on the following days: New Year’s Day, Martin Luther King’s Birthday, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  However, the NYSE may close on days not included in that announcement.

The net asset value per share is computed by dividing the value of the securities held by a Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares in a Fund outstanding at such time.

Generally, trading in and valuation of foreign securities is substantially completed each day at various times prior to the close of the NYSE.  In addition, trading in and valuation of foreign securities may not take place on every day in which the NYSE is open for trading.  In that case, the price used to determine a Fund’s net asset value on the last day on which such exchange was open will be used, unless the Trust’s Board of Trustees determines that a different price should be used.  Furthermore, trading takes place in various foreign markets on days in which the NYSE is not open for trading and on which a Fund’s net asset value is not calculated.  Occasionally, events affecting the values of such securities in U.S. dollars on a day on which a Fund calculates its net asset value may occur between the times when such securities are valued and the close of the NYSE which will not be reflected in the computation of a Fund’s net asset value unless the Board or its delegates deem that such events would materially affect the net asset value, in which case an adjustment would be made.

Generally, a Fund’s investments are valued on the basis of market quotations or, if such quotations are not readily available, at fair value as determined in good faith by the Managers and the Trust’s Valuation Committee pursuant to procedures approved by or under the direction of the Board.

Each Fund's securities, including ADRs, EDRs and GDRs, which are traded on securities exchanges, are generally determined on the basis of the last reported sale price on the exchange on which such securities are traded (or the NASDAQ official closing price for NASDAQ-reported securities, if such price is provided by the Funds' accountant), as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and asked price.  Securities that are traded on more than one exchange are valued on the exchange determined by the Managers to be the primary market.  Securities traded in the over-the-counter market are valued at the mean between the last available bid and asked price prior to the time of valuation.  Securities and assets for which market quotations are not readily available (including restricted securities, which are subject to limitations as to their sale) are valued at fair value as determined in good faith by or under the direction of the Board.

Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above.  Short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to a Fund if acquired within 60 days of maturity or, if already held by a Fund on the 60th day, based on the value determined on the 61st day.

Corporate debt securities, mortgage-related securities and asset-backed securities held by a Fund are valued on the basis of valuations provided by dealers in those instruments, by an independent pricing service and approved by the Board, or at fair value as determined in good faith by procedures approved by the Board.  Any such pricing service, in determining value, will use information with respect to transactions in the securities being valued, quotations from dealers, market transactions in comparable securities, analyses and evaluations of various relationships between securities and yield to maturity information.

An option that is written by a Fund is generally valued at the last sale price or, in the absence of the last sale price, the last offer price.  An option that is purchased by a Fund is generally valued at the last sale price or, in the absence of the last sale price, the last bid price.  The value of a futures contract is the last sale or settlement price on the exchange or board of trade on which the future is traded or, if no sales are reported, at the mean between the last bid and asked price.  When a settlement price cannot be used, futures contracts will be valued at their fair market value as determined by or under the direction of the Board.  If an options or futures exchange closes after the time at which a Fund’s net asset value is calculated, the last sale or last bid and asked prices as of that time will be used to calculate the net asset value.

Any assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the official exchange rate or, alternatively, at the mean of the current bid and asked prices of such currencies against the U.S. dollar last quoted by a major bank that is a regular participant in the foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks.  If neither of these alternatives is available or both are deemed not to provide a suitable methodology for converting a foreign currency into U.S. dollars, the Board in good faith will establish a conversion rate for such currency.

All other assets of a Fund are valued in such manner as the Board in good faith deems appropriate to reflect their fair value.

An example of how the Funds calculated the total offering price per share as of December 31, 2008 is as follows:

Net Assets	=	Net Asset Value per share
Shares Outstanding

Equity Fund

$256,644,250	=	$7.54
34,033,142

International Fund

$893,875,732	=	$9.47
94,392,002

Value Fund

$90,525,648	=	$7.35
12,310,104

Smaller Companies Fund

$89,353,753	=	$6.98
12,794,804

Focused Opportunities Fund

$51,155,623	=	$5.69
8,993,579

TAXATION

Each Fund will be taxed, under the Code, as a separate entity from any other series of the Trust, and each Fund intends to elect to qualify for treatment as a regulated investment company (“RIC”) under Subchapter M of the Code.  In each taxable year that a Fund qualifies, a Fund (but not its shareholders) will be relieved of federal income tax on that part of its investment company taxable income (consisting generally of interest and dividend income, net short term capital gain and net realized gains from currency transactions) and net capital gain that is distributed to shareholders.

In order to qualify for treatment as a RIC, a Fund must distribute annually to shareholders at least 90% of its investment company taxable income and must meet several additional requirements.  Among these requirements are the following: (1) at least 90% of a Fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to its business of investing in securities or currencies; (2) at the close of each quarter of a Fund’s taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, limited in respect of any one issuer, to an amount that does not exceed 5% of the value of a Fund and that does not represent more than 10% of the outstanding voting securities of such issuer; and (3) at the close of each quarter of a Fund’s taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer.

Distributions of net investment income and net realized capital gains by a Fund will be taxable to shareholders whether made in cash or reinvested in shares.  In determining amounts of net realized capital gains to be distributed, any capital loss carryovers from prior years will be applied against capital gains.  Shareholders receiving distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share of a Fund on the reinvestment date.  Fund distributions also will be included in individual and corporate shareholders’ income on which the alternative minimum tax may be imposed.

Each Fund or any securities dealer effecting a redemption of a Fund’s shares by a shareholder will be required to file information reports with the IRS with respect to distributions and payments made to the shareholder. In addition, a Fund will be required to withhold federal income tax at the rate of 28% on taxable dividends, redemptions and other payments made to accounts of individual or other non-exempt shareholders who have not furnished their correct taxpayer identification numbers and made certain required certifications on the Account Application Form or with respect to which a Fund or the securities dealer has been notified by the IRS that the number furnished is incorrect or that the account is otherwise subject to withholding.

Each Fund intends to declare and pay dividends and other distributions, as stated in the prospectus.  In order to avoid the payment of any federal excise tax based on net income, a Fund must declare on or before December 31 of each year, and pay on or before January 31 of the following year, distributions at least equal to 98% of its ordinary income for that calendar year and at least 98% of the excess of any capital gains over any capital losses realized in the one-year period ending October 31 of that year, together with any undistributed amounts of ordinary income and capital gains (in excess of capital losses) from the previous calendar year.

Each Fund may receive dividend distributions from U.S. corporations.  To the extent that a Fund receives such dividends and distributes them to its shareholders, and meets certain other requirements of the Code, corporate shareholders of a Fund may be entitled to the “dividends received” deduction, and individual shareholders may have “qualified dividend income,” which would be subject to tax at the shareholder’s maximum capital gains tax rate (0% or 15%).  Availability of the deduction and/or taxation at the maximum capital gains tax rate is subject to certain holding period and debt-financing limitations.

The use of hedging strategies, such as entering into futures contracts and forward contracts and purchasing options, involves complex rules that will determine the character and timing of recognition of the income received in connection therewith by a Fund.  Income from foreign currencies (except certain gains therefrom that may be excluded by future regulations) and income from transactions in options, futures contracts and forward contracts derived by a Fund with respect to its business of investing in securities or foreign currencies will qualify as permissible income under Subchapter M of the Code.

For accounting purposes, premiums paid by a Fund are recorded as an asset and are subsequently adjusted to the current market value of the option.  Any gain or loss realized by the Fund upon the expiration or sale of such options held by the Fund generally will be capital gain or loss.

Any security, option or other position entered into or held by a Fund that substantially diminishes the Fund’s risk of loss from any other position held by that Fund may constitute a “straddle” for federal income tax purposes.  In general, straddles are subject to certain rules that may affect the amount, character and timing of the Fund’s gains and losses with respect to straddle positions by requiring, among other things, that the loss realized on disposition of one position of a straddle be deferred until gain is realized on disposition of the offsetting position; that the Fund’s holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in the gain being treated as short-term capital gain rather than long-term capital gain); and that losses recognized with respect to certain straddle positions, which would otherwise constitute short-term capital losses, be treated as long-term capital losses.  Different elections are available to the Fund that may mitigate the effects of the straddle rules.

Certain options, futures contracts and forward contracts that are subject to Section 1256 of the Code (“Section 1256 Contracts”) and that are held by a Fund at the end of its taxable year generally will be required to be “marked to market” for federal income tax purposes, that is, deemed to have been sold at market value.  Sixty percent of any net gain or loss recognized on these deemed sales and 60% of any net gain or loss realized from any actual sales of Section 1256 Contracts will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss.

Section 988 of the Code contains special tax rules applicable to certain foreign currency transactions that may affect the amount, timing and character of income, gain or loss recognized by a Fund.  Under these rules, foreign exchange gain or loss realized with respect to foreign currency-denominated debt instruments, foreign currency forward contracts, foreign currency-denominated payables and receivables and foreign currency options and futures contracts (other than options and futures contracts that are governed by the mark-to-market and 60/40 rules of Section 1256 of the Code and for which no election is made) is treated as ordinary income or loss.  Some part of the Fund’s gain or loss on the sale or other disposition of shares of a foreign corporation may, because of changes in foreign currency exchange rates, be treated as ordinary income or loss under Section 988 of the Code, rather than as capital gain or loss.

Redemptions and exchanges of shares of a Fund will result in gains or losses for tax purposes to the extent of the difference between the proceeds and the shareholder’s adjusted tax basis for the shares.  Any loss realized upon the redemption or exchange of shares within six months from their date of purchase will be treated as a long-term capital loss to the extent of distributions of long-term capital gain dividends with respect to such shares during such six-month period.  All or a portion of a loss realized upon the redemption of shares of the Fund may be disallowed to the extent shares of the same Fund are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

Distributions and redemptions may be subject to state and local income taxes, and the treatment thereof may differ from the federal income tax treatment.  Foreign taxes may apply to non-U.S. investors.

The above discussion and the related discussion in each prospectus are not intended to be complete discussions of all applicable federal tax consequences of an investment in the Funds.  Paul, Hastings, Janofsky & Walker LLP, counsel to the Trust, has expressed no opinion in respect thereof.  Nonresident aliens and foreign persons are subject to different tax rules, and may be subject to withholding of up to 30% on certain payments received from a Fund.  Shareholders are advised to consult with their own tax advisers concerning the application of foreign, federal, state and local taxes to an investment in a Fund.

DIVIDENDS AND DISTRIBUTIONS

Dividends from a Fund’s investment company taxable income (whether paid in cash or invested in additional shares) will be taxable to shareholders as ordinary income to the extent of the Fund’s earnings and profits. Distributions of a Fund’s net capital gain (whether paid in cash or invested in additional shares) will be taxable to shareholders as long-term capital gain, regardless of how long they have held their Fund shares.

Dividends declared by a Fund in October, November or December of any year and payable to shareholders of record on a date in one of such months will be deemed to have been paid by the Fund and received by the shareholders on the record date if the dividends are paid by the Fund during the following January.  Accordingly, such dividends will be taxed to shareholders for the year in which the record date falls.

The Funds are required to withhold 28% of all dividends, capital gain distributions and redemption proceeds payable to any individuals and certain other non-corporate shareholders who do not provide the Fund with a correct taxpayer identification number.  The Funds also are required to withhold 28% of all dividends and capital gain distributions paid to such shareholders who otherwise are subject to backup withholding.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”).  To ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Fund’s Distributor and transfer agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and conducting a complete and thorough review of all new opening account applications.  The Fund will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

As a result of the Program, the Trust may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or proceeds of the account to a governmental agency.

GENERAL INFORMATION

The Trust is a Delaware statutory trust organized on August 1, 1996.  The Equity Fund series of shares commenced operations on December 31, 1996.  The International Fund commenced operations on December 1, 1997.  The Value Fund commenced operations on June 30, 2000.  The Smaller Companies Fund commenced operations on June 30, 2003.  The Focused Opportunities Fund commenced operations on June 30, 2006.  The Agreement and Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in a Fund.  Each share represents an interest in a Fund proportionately equal to the interest of each other share.  Upon the Trust’s liquidation, all shareholders would share pro rata in the net assets of a Fund available for distribution to shareholders.  If deemed advisable and in the best interest of shareholders, the Board of Trustees may create additional series of shares which differ from each other only as to dividends.  The Board of Trustees has created five series of shares, and may create additional series in the future, which have separate assets and liabilities.  Income and operating expenses not specifically attributable to a particular Fund will be allocated fairly among the Funds by the Trustees, generally on the basis of the relative net assets of each Fund.

The Trust has adopted a Multiple Class Plan pursuant to Rule 18f-3 under the 1940 Act on behalf of the Funds.  Currently, the Equity Fund and International Fund are each authorized to issue two classes of shares: Institutional Class shares and Investor Class shares.  The Value Fund, Smaller Companies Fund and Focused Opportunities Fund are each authorized to issue one class of shares: Institutional Class shares.

Rule 18f-2 provides that as to any investment company which has two or more series outstanding and as to any matter required to be submitted to shareholder vote, such matter is not deemed to have been effectively acted upon unless approved by the holders of a “majority” (as defined in the Rule) of the voting securities of each series affected by the matter.  Such separate voting requirements do not apply to the election of Trustees or the ratification of the selection of accountants.  Rule 18f-2 contains special provisions for cases in which an advisory contract is approved by one or more, but not all, series.  A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

Each Fund may hold special meetings and mail proxy materials.  These meetings may be called to elect or remove Trustees, change fundamental policies, approve an investment advisory contract or for other purposes. Shareholders not attending these meetings are encouraged to vote by proxy.  Each Fund will mail proxy materials in advance, including a voting card and information about the proposals to be voted on.  The number of votes each shareholder is entitled to is based on the number of shares he or she owns.  Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares) and may vote in the election of Trustees and on other matters submitted to meetings of shareholders.  It is not contemplated that regular annual meetings of shareholders will be held.

The Equity Fund, the International Fund, the Value Fund, the Smaller Companies Fund and the Focused Opportunities Fund are the only operating series of shares of the Trust.  The Board of Trustees may, at its own discretion, create additional series of shares.  The Agreement and Declaration of Trust contains an express disclaimer of shareholder liability for the Trust’s acts or obligations and provides for indemnification and reimbursement of expenses out of the Trust’s property for any shareholder held personally liable for its obligations.

The Agreement and Declaration of Trust provides that the shareholders have the right to remove a Trustee. Upon the written request of the record holders of 10% of the Trust’s shares, the Trustees will call a meeting of shareholders to vote on the removal of a Trustee.  In addition, 10 shareholders holding the lesser of $25,000 worth or 1% of the shares may communicate with other shareholders to request a meeting to remove a Trustee.  No amendment may be made to the Agreement and Declaration of Trust that would have a material adverse effect on shareholders without the approval of the holders of more than 50% of the Trust’s shares.  Shareholders have no preemptive or conversion rights.  Shares when issued are fully paid and non-assessable, except as set forth above.

The Advisor has obtained an exemptive order from the Securities and Exchange Commission which permits it, subject to certain conditions, to retain new investment managers with the approval of the Board of Trustees but without obtaining shareholder approval.  The order also permits the Advisor to change the terms of agreements with the Managers or to continue the employment of a Manager after an event that would otherwise cause the automatic termination of services.  Shareholders must be notified of any Manager changes.  Shareholders have the right to terminate arrangements with a manager by vote of a majority of the outstanding shares of a Fund.  The order also permits a Fund to disclose managers’ fees only in the aggregate in its registration statement.

The Trust, the Advisor, the Managers and the Distributor have adopted codes of ethics under Rule 17j-1 of the 1940 Act.  These Codes permit, subject to certain conditions, personnel of the Advisor, the Managers and the Distributor, to invest in securities that may be purchased or held by the Funds.

The Trust’s custodian, State Street Bank and Trust Company, 1776 Heritage Drive, Quincy, Massachusetts  02171 is responsible for holding the Funds’ assets and acting as the Trust’s accounting services agent.  The Trust’s independent registered public accounting firm, PricewaterhouseCoopers LLP, Three Embarcadero Center, San Francisco, California 94111, assists in the preparation of certain reports to the SEC and the Fund’s tax returns.  The Trust’s legal counsel is Paul, Hastings, Janofsky & Walker LLP, 55 Second Street, San Francisco, California 94105.

The Masters’ Select Funds reserve the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Fund’s net asset value (a redemption in kind).  If payment is made in securities, a shareholder may incur transaction expenses in converting these securities into cash.

FINANCIAL STATEMENTS

The audited financial statements, including the Financial Highlights of the Funds for the year ended December 31, 2008 and PricewaterhouseCoopers LLP report thereon, are incorporated by reference.  The report of PricewaterhouseCoopers LLP, independent registered public accounting firm of the Funds, with respect to the audited financial statements, is incorporated herein in its entirety in reliance upon such report of PricewaterhouseCoopers LLP and on the authority of such firm as experts in auditing and accounting.  Shareholders will receive a copy of the audited and unaudited financial statements at no additional charge when requesting a copy of the SAI.

APPENDIX
Description of Ratings

The following terms are generally used to describe the credit quality of debt securities:

Moody’s Investors Service, Inc.: Corporate Bond Ratings

Aaa--Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk.  Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa---Bonds which are rated Aa are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

Moody’s applies numerical modifiers “1”, “2” and “3” to both the Aaa and Aa rating classifications.  The modifier “1” indicates that the security ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates that the issue ranks in the lower end of its generic rating category.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great period of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Standard & Poor’s Corporation: Corporate Bond Ratings

AAA--This is the highest rating assigned by Standard & Poor’s to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA--Bonds rated AA also qualify as high-quality debt obligations.  Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB--Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest.  Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

Commercial Paper Ratings

Moody’s commercial paper ratings are assessments of the issuer’s ability to repay punctually promissory obligations.  Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: Prime 1--highest quality; Prime 2--higher quality; Prime 3--high quality.

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment. Ratings are graded into four categories, ranging from “A” for the highest quality obligations to “D” for the lowest.

Issues assigned the highest rating, A, are regarded as having the greatest capacity for timely payment.  Issues in this category are delineated with the numbers “1”, “2” and “3” to indicate the relative degree of safety.  The designation A-1 indicates that the degree of safety regarding timely payment is either overwhelming or very strong.  A “+” designation is applied to those issues rated “A-1” which possess extremely strong safety characteristics.  Capacity for timely payment on issues with the designation “A-2” is strong.  However, the relative degree of safety is not as high as for issues designated A-1. Issues carrying the designation “A-3” have a satisfactory capacity for timely payment.  They are, however, somewhat more vulnerable to the adverse effect of changes in circumstances than obligations carrying the higher designations.

MASTERS’ SELECT FUNDS TRUST

PART C

OTHER INFORMATION

Item 23.	Exhibits

(a)		Articles of Incorporation.

(1)
Agreement and Declaration of Trust is herein incorporated by reference to the Registrant’s Initial Registration Statement on Form N-1A, filed with the Securities and Exchange Commission (“SEC”) on August 12, 1996.

(A)
Amendment to the Declaration of Trust is herein incorporated by reference to the Registrant’s Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed with the SEC on November 15, 1996.

(b)		Amended and Restated By-laws – filed herewith.

(c)		Instruments Defining Rights of Security Holders – None.

(d)		Investment Advisory Contracts.

(1)
Unified Investment Advisory Agreement between the Masters’ Select Funds Trust and Litman/Gregory Fund Advisors, LLC dated May 28, 2003 is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A, filed with the SEC on February 25, 2004.

	(2)	Sub-Advisory Agreements

(A)	Equity Fund
	1.	Form of Investment Management Agreement with Davis Selected Advisers L.P.(1)
	2.	Form of Investment Management Agreement with Friess Associates, LLC(1)
	3.	Form of Investment Management Agreement with Southeastern Asset Management, Inc.(1)
	4.	Form of Investment Management Agreement with Wells Capital Management, Inc.(7)
	5.	Form of Investment Management Agreement with Sands Capital Management, LLC (10)
	6.	Form of Investment Management Agreement with Turner Investment Partners, Inc. (10)

(B)	International Fund
	1.	Form of Investment Management Agreement with Mastholm Asset Management, LLC (10)
	2.	Form of Investment Management Agreement with Harris Associates, L.P. (4)
	3.	Investment Management Agreement with Thornburg Investment Management, Inc. (6)
	4.	Form of Investment Management Agreement with Third Avenue Management, LLC(7)
	5.	Investment Management Agreement with Northern Cross, LLC (10)
	6.	Form of Investment Management Agreement with Marsico Capital Management, LLC (10)

(C)	Value Fund
	1.	Form of Investment Management Agreement with Southeastern Asset Management, Inc. (4)
	2.	Form of Investment Management Agreement with Harris Associates, L.P. (4)
	3.	Form of Investment Management Agreement with Franklin Mutual Advisers, LLC(4)

(D)	Smaller Companies Fund
	1.	Form of Investment Management Agreement with Friess Associates, LLC(5)
	2.	Form of Investment Management Agreement with First Pacific Advisors LLC(5)
	3.	Form of Investment Management Agreement with Wells Capital Management, Inc. (7)
	4.	Form of Investment Management Agreement with Copper Rock Capital Partners, LLC(9)
	5.	Form of Investment Management Agreement with Reed, Conner & Birdwell, LLC (10)

(E)	Focused Opportunities Fund
	1.	Investment Management Agreement with Davis Selected Advisors, L.P. (8)
	2.	Investment Management Agreement with Franklin Mutual Advisers, LLC(8)
	3.	Form of Investment Management Agreement with Sands Capital Management, LLC (10)

(e)		Distribution Contracts.

(1)
Form of Distribution Agreement with Quasar Distributors, LLC dated February 25, 2004 is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A, filed with the SEC on April 30, 2004.

(A)
Form of Amendment dated June 8, 2006 to the Distribution Agreement is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 37 to the Registration Statement on Form N-1A, filed with the SEC on April 30, 2007.

(B)
Form of Amendment dated February 2, 2007 to the Distribution Agreement is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 37 to the Registration Statement on Form N-1A, filed with the SEC on April 30, 2007.

(f)		Bonus or Profit Sharing Contracts – None.

(g)		Custody Agreement.

(1)
Form of Custody Agreement with State Street Bank and Trust Company is herein incorporated by reference to the Registrant’s Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A, filed with the SEC on December 17, 1996.

(h)		Other Material Contracts.

(1)
Form of Amended and Restated Fund Administration Servicing Agreement dated May 28, 2003 is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 37 to the Registration Statement on Form N-1A, filed with the SEC on April 30, 2007.

(A)
Form of Amendment dated June 8, 2006 to the Amended and Restated Fund Administration Servicing Agreement is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 37 to the Registration Statement on Form N-1A, filed with the SEC on April 30, 2007.

(B)
Form of Amendment dated February 2, 2007 to the Amended and Restated Fund Administration Servicing Agreement is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 37 to the Registration Statement on Form N-1A, filed with the SEC on April 30, 2007.

	(2)	Power of Attorney dated March 4, 2008 (10)

	(3)	Restated Contractual Advisory Fee Waiver Agreement (10)

(i)
Opinion and Consent of Counsel dated June 22, 2006 is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 34 to the Registration Statement on Form N-1A, filed with the SEC on June 22, 2006.

(j)		Consent of Independent Registered Public Accounting Firm – filed herewith.

(k)		Omitted Financial Statements – None.

(l)		Investment Letter is herein incorporated by reference to the Registrant’s Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A, filed with the SEC on December 17, 1996.

(m)		Rule 12b-1 Plan – None.

(n)		Rule 18f-3 Plan – None.

(o)		Reserved.

(p)		Codes of Ethics.

(1)
Code of Ethics for Masters’ Select Funds Trust is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A, filed with the SEC on April 29, 2005.

(2)
Code of Ethics for Litman/Gregory Fund Advisors, LLC is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A, filed with the SEC on April 29, 2005.

	(3)	Codes of Ethics for the Sub-Advisors

(A)	Davis Selected Advisers, L.P. (2)
(B)	Friess Associates, LLC(2)
(C)	Mastholm Asset Management, LLC (2)
(D)	Franklin Mutual Advisers, LLC (3)
(E)	First Pacific Advisors, LLC (5)
(F)	Thornburg Investment Management, Inc. (6)
(G)	Southeastern Asset Management, Inc. (7)
(H)	Wells Capital Management, Inc. (7)
(I)	Third Avenue Management, LLC (7)
(J)	Marsico Capital Management, LLC (7)
(K)	Copper Rock Capital Partners (8)
(L)	Northern Cross, LLC (10)
(M)	Reed, Conner & Birdwell, LLC (10)
(N)	Harris Associates L.P. (10)
(O)	Sands Capital Management, LLC (10)
(P)	Turner Investment Partners, Inc. (10)

(1)
Previously filed as an exhibit to the Registrant’s Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A, filed with the SEC on December 17, 1996 and is herein incorporated by reference.

(2)
Previously filed as an exhibit to the Registrant’s Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A, filed with the SEC on April 20, 2000 and is herein incorporated by reference.

(3)
Previously filed as an exhibit to the Registrant’s Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A, filed with the SEC on June 22, 2000 and is herein incorporated by reference.

(4)
Previously filed as an exhibit to the Registrant’s Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A, filed with the SEC on April 30, 2001 and is herein incorporated by reference.

(5)
Previously filed as an exhibit to the Registrant’s Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A, filed with the SEC on May 23, 2003 and is herein incorporated by reference.

(6)
Previously filed as an exhibit to the Registrant’s Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A, filed with the SEC on February 25, 2004 and is herein incorporated by reference.

(7)
Previously filed as an exhibit to the Registrant’s Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A, filed with the SEC on April 29, 2005 and is herein incorporated by reference.

(8)
Previously filed as an exhibit to the Registrant’s Post-Effective Amendment No. 34 to the Registration Statement on Form N-1A, filed with the SEC on June 22, 2006 and is herein incorporated by reference.

(9)
Previously filed as an exhibit to the Registrant’s Post-Effective Amendment No. 37 to the Registration Statement on Form N-1A, filed with the SEC on April 30, 2007 and is herein incorporated by reference.

(10)
Previously filed as an exhibit to the Registrant’s Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A, filed with the SEC on April 30, 2008 and is herein incorporated by reference.

Item 24.	Persons Controlled by or Under Common Control with the Fund

No person is directly or indirectly controlled by or under common control with the Registrant.

Item 25.	Indemnification

Article VI of Registrant’s By-Laws states as follows:

Section 1. AGENTS, PROCEEDINGS AND EXPENSES.  For the purpose of this Article, “agent” means any person who is or was a Trustee, officer, employee or other agent of this Trust or is or was serving at the request of this Trust as a Trustee, director, officer, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise or was a Trustee, director, officer, employee or agent of a foreign or domestic corporation which was a predecessor of another enterprise at the request of such predecessor entity; “proceeding” means any threatened, pending or completed action or proceeding, whether civil, criminal, administrative or investigative; and “expenses” includes without limitation attorney’s fees and any expenses of establishing a right to indemnification under this Article.

Section 2. ACTIONS OTHER THAN BY TRUST.  This Trust shall indemnify any person who was or is a party or is threatened to be made a party to any proceeding (other than an action by or in the right of this Trust) by reason of the fact that such person is or was an agent of this Trust, against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with such proceedings, if it is determined that persons acted in good faith and reasonably believed:

(1)	in the case of conduct in his official capacity as a Trustee of the Trust, that his conduct was in the Trust’s best interests, and

(2)	in all other cases, that his conduct was at least not opposed to the Trust’s best interests, and

(3)	in the case of a criminal proceeding, that he had no reasonable cause to believe the conduct of that person was unlawful.

The termination of any proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent shall not of itself create a presumption that the person did not act in good faith and in a manner which the person reasonably believed to be in the best interests of this Trust or that the person had reasonable cause to believe that the person’s conduct was unlawful.

Section 3. ACTIONS BY THE TRUST.  This Trust shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action by or in the right of this Trust to procure a judgment in its favor by reason of the fact that that person is or was an agent of this Trust, against expenses actually and reasonably incurred by that person in connection with the defense or settlement of that action if that person acted in good faith, in a manner that person believed to be in the best interests of this Trust and with such care, including reasonable inquiry, as an ordinarily prudent person in a like position would use under similar circumstances.

Section 4. EXCLUSION OF INDEMNIFICATION.  Notwithstanding any provision to the contrary contained herein, there shall be no right to indemnification for any liability arising by reason of willful misfeasance, bad faith, gross negligence, or the reckless disregard of the duties involved in the conduct of the agent’s office with this Trust.

No indemnification shall be made under Sections 2 or 3 of this Article:

(1)
In respect of any claim, issue, or matter as to which that person shall have been adjudged to be liable on the basis that personal benefit was improperly received by him, whether or not the benefit resulted from an action taken in the person’s official capacity; or

(2)
In respect of any claim, issue or matter as to which that person shall have been adjudged to be liable in the performance of that person’s duty to this Trust, unless and only to the extent that the court in which that action was brought shall determine upon application that in view of all the circumstances of the case, that person was not liable by reason of the disabling conduct set forth in the preceding paragraph and is fairly and reasonably entitled to indemnity for the expenses which the court shall determine; or

(3)
Of amounts paid in settling or otherwise disposing of a threatened or pending action, with or without court approval, or of expenses incurred in defending a threatened or pending action which is settled or otherwise disposed of without court approval, unless the required approval set forth in Section 6 of this Article is obtained.

Section 5. SUCCESSFUL DEFENSE BY AGENT.  To the extent that an agent of this Trust has been successful on the merits in defense of any proceeding referred to in Sections 2 or 3 of this Article or in defense of nay claim, issue or matter therein, before the court or other body before whom the proceeding was brought, the agent shall be indemnified against expenses actually and reasonably incurred by the agent in connection therewith, provided that the Board of Trustees, including a majority who are disinterested, non-party Trustees, also determines that based upon a review of the facts, the agent was not liable by reason of the disabling conduct referred to in Section 4 of this Article.

Section 6. REQUIRED APPROVAL.  Except as provided in Section 5 of this Article, any indemnification under this Article shall be made by this Trust only if authorized in the specific case on a determination that indemnification of the agent is proper in the circumstances because the agent has met the applicable standard of conduct set forth in Sections 2 or 3 of this Article and is not prohibited from indemnification because of the disabling conduct set forth in Section 4 of this Article, by:

(1)	A majority vote of a quorum consisting of Trustees who are not parties to the proceeding and are not interested persons of the Trust (as defined in the Investment Company Act of 1940); or

(2)	A written opinion by an independent legal counsel.

Section 7. ADVANCE OF EXPENSES.  Expenses incurred in defending any proceeding may be advanced by this Trust before the final disposition of the proceeding upon a written undertaking by or on behalf of the agent, to repay the amount of the advance if it is ultimately determined that he or she is not entitled to indemnification, together with at least one of the following as a condition to the advance: (i) security for the undertaking; or (ii) the existence of insurance protecting the Trust against losses arising by reason of any lawful advances; or (iii) a determination by a majority of a quorum of Trustees who are not parties to the proceeding and are not interested persons of the Trust, or by an independent legal counsel in a written opinion, based on a review of readily available facts that there is reason to believe that the agent ultimately will be found entitled to indemnification.  Determinations and authorizations of payments under this Section must be made in the manner specified in Section 6 of this Article for determining that the indemnification is permissible.

Section 8. OTHER CONTRACTUAL RIGHTS.  Nothing contained in this Article shall affect any right to indemnification to which persons other than Trustees and officers of this Trust or any subsidiary hereof may be entitled by contract or otherwise.

Section 9. LIMITATIONS.  No indemnification or advance shall be made under this Article, except as provided in Sections 5 or 6 in any circumstances where it appears:

(1)
that it would be inconsistent with a provision of the Agreement and Declaration of Trust of the Trust, a resolution of the shareholders, or an agreement in effect at the time of accrual of the alleged cause of action asserted in the proceeding in which the expenses were incurred or other amounts were paid which prohibits or otherwise limits indemnification; or

(2)	that it would be inconsistent with any condition expressly imposed by a court in approving a settlement.

Section 10. INSURANCE.  Upon and in the event of a determination by the Board of Trustees of this Trust to purchase such insurance, this Trust shall purchase and maintain insurance on behalf of any agent of this Trust against any liability asserted against or incurred by the agent in such capacity or arising out of the agent’s status as such, but only to the extent that this Trust would have the power to indemnify the agent against that liability under the provisions of this Article and the Agreement and Declaration of Trust of the Trust.

Section 11. FIDUCIARIES OF EMPLOYEE BENEFIT PLAN.  This Article does not apply to nay proceeding against any Trustee, investment manager or other fiduciary of an employee benefit plan in that person’s capacity as such, even though that person may also be an agent of this Trust as defined in Section 1 of this Article.  Nothing contained in this Article shall limit any right to indemnification to which such a Trustee, investment manager, or other fiduciary may be entitled by contract or otherwise which shall be enforceable to the extent permitted by applicable law other than this Article.

In addition to the indemnification provisions provided for in the Registrant's By-Laws, the Registrant has also entered into indemnification agreements (the "Indemnification Agreements") with each of the Trustees and with its Chief Compliance Officer (collectively, the "Indemnitees"). The Indemnification Agreements set forth the procedure by which Indemnitees are to request and receive advancement of expenses and indemnification. The Indemnification Agreements provide that, in any determination for advancement of expenses or indemnification, the Indemnitees are entitled to a rebuttable presumption that they did not engage in conduct that would disqualify them from eligibility to receive advancement of expenses or for indemnification. The Indemnification Agreements also set forth the procedure by which an independent counsel may be chosen if independent counsel is to make a determination of any Indemnitee's qualification for advancement of expenses or indemnification.

Item 26.	Business and Other Connections of the Investment Advisor

The information required by this item is contained in the Form ADV of the following entities and is incorporated herein by reference:

Name of investment adviser	File No.

Litman/Gregory Fund Advisors, LLC	801-52710
Davis Selected Advisors, L.P.	801-31648
Southeastern Asset Management, Inc.	801-11123
Friess Associates, LLC	801-16178
Wells Capital Management, Inc.	801-21122
Mastholm Asset Management, LLC	801-54834
Harris Associates L.P.	801-50333
Franklin Mutual Advisers. LLC	801-53068
First Pacific Advisors, LLC	801-39512
Thornburg Investment Management, Inc.	801-17853
Third Avenue Management, LLC	801-27792
Marsico Capital Management, LLC	801-54914
Copper Rock Capital Partners, LLC	801-63900
Northern Cross, LLC	801-62668
Reed, Conner & Birdwell, LLC	801-60014
Sands Capital Management, LLC	801-64820
Turner Investment Partners, Inc.	801-36220

Item 27.  Principal Underwriter

Quasar Distributors, LLC acts as the Principal Underwriter for the Funds.

(a)	Quasar Distributors, LLC, the Registrant’s principal underwriter, acts as principal underwriter for the following investment companies:

Academy Funds Trust	Jacob Internet Fund, Inc.
Advisors Series Trust	Jensen Portfolio, Inc.
AIP Alternative Strategies Funds	Keystone Mutual Funds
Allied Asset Advisors Funds	Kiewit Investment Fund, LLLP
Alpine Equity Trust	Kirr Marbach Partners Funds, Inc.
Alpine Income Trust	LKCM Funds
Alpine Series Trust	Masters' Select Funds Trust
Artio Global Equity Fund, Inc.	Matrix Advisors Value Fund, Inc.
Artio Global Investment Funds	Monetta Fund, Inc.
Brandes Investment Trust	Monetta Trust
Brandywine Blue Fund, Inc.	MP63 Fund, Inc.
Brazos Mutual Funds	Nicholas Family of Funds, Inc.
Bridges Investment Fund, Inc.	Permanent Portfolio Family of Funds, Inc.
Buffalo Funds	Perritt Funds, Inc.
Country Mutual Funds Trust	Perritt Microcap Opportunities Fund, Inc.
Empiric Funds, Inc.	Primecap Odyssey Funds
First American Funds, Inc.	Professionally Managed Portfolios
First American Investment Funds, Inc.	Prospector Funds, Inc.

First American Strategy Funds, Inc.	Purisima Funds
Fort Pitt Capital Funds	Quaker Investment Trust
Glenmede Fund, Inc.	Rainier Investment Management Mutual Funds
Glenmede Portfolios	Rockland Funds Trust
Greenspring Fund, Inc.	Thompson Plumb Funds, Inc.
Guinness Atkinson Funds	TIFF Investment Program, Inc.
Harding Loevner Funds, Inc.	Trust for Professional Managers
Hennessy Funds Trust	Underlying Funds Trust
Hennessy Funds, Inc.	USA Mutuals Funds
Hennessy Mutual Funds, Inc.	Wexford Trust
Hotchkis & Wiley Funds	Wisconsin Capital Funds, Inc.
Intrepid Capital Management Funds Trust	WY Funds

(b)	To the best of the Registrant’s knowledge, the directors and executive officers of Quasar Distributors, LLC are as follows:

Name and Principal Business Address	Position and Offices with Quasar Distributors, LLC	Positions and Offices with Registrant
James R. Schoenike(1)	President, Board Member	None
Andrew M. Strnad(2)	Secretary	None
Joe D. Redwine(1)	Board Member	None
Bob Kern(1)	Board Member	None
Eric W. Falkeis(1)	Board Member	None
Susan LaFond(1)	Treasurer	None
Teresa Cowan(1)	Assistant Secretary	None
(1) This individual is located at 615 East Michigan Street, Milwaukee, Wisconsin, 53202. (2) This individual is located at 6602 East 75th Street, Indianapolis, Indiana, 46250.

(c)	Not applicable.

Item 28.	Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained at the following locations:

Records Relating to:	Are located at:
Registrant’s Investment Advisor	Litman/Gregory Fund Advisors, LLC 4 Orinda Way Suite 200-D Orinda, CA 94563
Registrant’s Fund Administrator	U.S. Bancorp Fund Services, LLC 2020 East Financial Way, Suite 100 Glendora, CA 91741

Records Relating to:	Are located at:
Registrant’s Custodian/Fund Accountant	State Street Bank & Trust Co. 1776 Heritage, Dr. Quincy, MA 02171
Registrant’s Distributor	Quasar Distributors, LLC 615 East Michigan St Milwaukee, WI 53202
Registrant’s Transfer Agent	Boston Financial Data Services, Inc. 330 West 9th St. Kansas City, MO 64105
The documents required to be maintained by paragraphs (5), (6), (10) and (11) of Rule 31a-1(b) will be maintained by the Registrant’s respective Sub-Advisors:
Copper Rock Capital Partners, LLC 200 Clarendon Street Boston, MA 02116
Davis Selected Advisers, L.P. 124 East Marcy Street Santa Fe, NM 87501
First Pacific Advisors, LLC 11400 West Olympic Boulevard, Suite 1200 Los Angeles, CA 90064
Franklin Mutual Advisors, LLC 51 John F. Kennedy Parkway Short Hills, NJ 07078
Friess Associates, LLC 350 Broadway Jackson, WY 83001
Harris Associates L.P. Two North LaSalle, Suite 500 Chicago, IL 60602
Marsico Capital Management, LLC 1200 17th Street, Suite 1600 Denver, CO 80202
Mastholm Asset Management, LLC 10500 N.E. 8th Street, Suite 660 Bellevue, WA 98004
Northern Cross, LLC 125 Summer Street, Suite 1470 Boston, MA 02110
Reed, Conner & Birdwell, LLC 11111 Santa Monica Blvd., Suite 1700 Los Angeles, CA 90025
Sands Capital Management, LLC 1101 Wilson Boulevard, Suite 2300 Arlington, VA 22209
Southeastern Asset Management, Inc. 6401 Poplar Avenue Memphis, TN 38119
Third Avenue Management, LLC 622 Third Avenue New York, NY 10017

Records Relating to:	Are located at:
Thornburg Investment Management, Inc. 119 East Marcy St, Suite 202 Santa Fe, NM 97501
Turner Investment Partners, Inc. 1205 Westlakes Drive, Suite 100 Berwyn, PA 19312
Wells Capital Management, Inc. 100 Heritage Reserve Menomonee Falls, WI 53051

Item 29.	Management Services

The Registrant has disclosed all management-related service contracts in Parts A and B.

Item 30.	Undertakings

Registrant hereby undertakes to:

(1)	Furnish each person to whom a Prospectus is delivered a copy of Registrant’s latest annual report to shareholders, upon request and without charge.

(2)
If requested to do so by the holders of at least 10% of the Trust’s outstanding shares, call a meeting of shareholders for the purposes of voting upon the question of removal of a trustee and assist in communications with other shareholders.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post Effective Amendment No. 44 to its Registration Statement on Form N-1A to be signed below on its behalf by the undersigned, thereunto duly authorized, in the City of Orinda and State of California, on the 25th day of August, 2009.

MASTERS’ SELECT FUNDS TRUST

By: /s/Kenneth E. Gregory*
Kenneth E. Gregory
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 44 to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/Kenneth E. Gregory*	President and Trustee	August 25, 2009
Kenneth E. Gregory

/s/Craig A. Litman*	Trustee	August 25, 2009
Craig A. Litman

/s/A. George Battle*	Trustee	August 25, 2009
A. George Battle

/s/Frederick A. Eigenbrod, Jr.*	Trustee	August 25, 2009
Frederick A. Eigenbrod, Jr.

/s/Harold M. Shefrin*	Trustee	August 25, 2009
Harold M. Shefrin

/s/Taylor M. Welz*	Trustee	August 25, 2009
Taylor M. Welz

/s/John Coughlan	Chief Financial and Accounting Officer	August 25, 2009
John Coughlan

* By: /s/John Coughlan
John Coughlan, Attorney-in-Fact

INDEX TO EXHIBITS

Exhibit Number	Description

(b)(A)	Amended and Restated By-laws

(j)	Consent of Independent Registered Public Accounting Firm